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                                                                    EXHIBIT 10.8

                                                                  EXECUTION COPY

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                         USS RECEIVABLES COMPANY, LTD.,
                                   as Company,


                    UNITED STATIONERS FINANCIAL SERVICES LLC,
                                  as Servicer,


                                       and


                       BANK ONE, NA (MAIN OFFICE CHICAGO),
                                   as Trustee


                            on behalf of the Holders


                   UNITED STATIONERS RECEIVABLES MASTER TRUST


                  SECOND AMENDED AND RESTATED POOLING AGREEMENT


                           Dated as of March 28, 2003

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                                TABLE OF CONTENTS

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                              ARTICLE I DEFINITIONS

Section 1.1 DEFINITIONS............................................................................2
Section 1.2 OTHER DEFINITIONAL PROVISIONS.........................................................28

         ARTICLE II CONVEYANCE OF RECEIVABLES; ISSUANCE OF CERTIFICATES

Section 2.1 CONVEYANCE OF RECEIVABLES.............................................................29
Section 2.2 ACCEPTANCE BY TRUSTEE.................................................................33
Section 2.3 REPRESENTATIONS AND WARRANTIES OF THE COMPANY RELATING TO THE COMPANY.................33
Section 2.4 REPRESENTATIONS AND WARRANTIES OF THE COMPANY RELATING TO THE RECEIVABLES.............38
Section 2.5 TRANSFER OF INELIGIBLE RECEIVABLES....................................................40
Section 2.6 PURCHASE OF INVESTOR CERTIFICATEHOLDERS' INTEREST IN TRUST PORTFOLIO..................41
Section 2.7 AFFIRMATIVE COVENANTS OF THE COMPANY..................................................42
Section 2.8 NEGATIVE COVENANTS OF THE COMPANY.....................................................50

          ARTICLE III RIGHTS OF HOLDERS AND ALLOCATION AND APPLICATION
           OF COLLECTIONS THE FOLLOWING PORTION OF THIS ARTICLE III IS
        APPLICABLE TO ALL SERIES EXCEPT TO THE EXTENT EXPRESSLY PROVIDED
                 OTHERWISE IN THE SUPPLEMENT RELATING TO SERIES
                                     2003-1

Section 3.1 ESTABLISHMENT OF COLLECTION ACCOUNT; CERTAIN ALLOCATIONS..............................56

          ARTICLE IV ARTICLE IV IS RESERVED AND MAY BE SPECIFIED IN ANY
             SUPPLEMENT WITH RESPECT TO THE SERIES RELATING THERETO

                    ARTICLE V THE CERTIFICATES AND INTERESTS

Section 5.1 THE CERTIFICATES......................................................................59
Section 5.2 AUTHENTICATION OF CERTIFICATES........................................................60
Section 5.3 REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES.................................61
Section 5.4 MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.....................................64
Section 5.5 PERSONS DEEMED OWNERS.................................................................64
Section 5.6 APPOINTMENT OF PAYING AGENT...........................................................65
Section 5.7 ACCESS TO LIST OF INVESTOR CERTIFICATEHOLDERS' NAMES AND ADDRESSES....................66
Section 5.8 AUTHENTICATING AGENT..................................................................67

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
Section 5.9 TAX TREATMENT.........................................................................68
Section 5.10 COMPANY EXCHANGES....................................................................69
Section 5.11 BOOK-ENTRY CERTIFICATES..............................................................71
Section 5.12 NOTICES TO CLEARING AGENCY...........................................................72
Section 5.13 DEFINITIVE CERTIFICATES..............................................................72

                ARTICLE VI OTHER MATTERS RELATING TO THE COMPANY

Section 6.1 LIABILITY OF THE COMPANY..............................................................73
Section 6.2 LIMITATION ON LIABILITY OF THE COMPANY................................................73

                      ARTICLE VII EARLY AMORTIZATION EVENTS

Section 7.1 EARLY AMORTIZATION EVENTS.............................................................74
Section 7.2 ADDITIONAL RIGHTS UPON THE OCCURRENCE OF CERTAIN EVENTS...............................75

                            ARTICLE VIII THE TRUSTEE

Section 8.1 DUTIES OF TRUSTEE.....................................................................75
Section 8.2 RIGHTS OF THE TRUSTEE.................................................................78
Section 8.3 TRUSTEE NOT LIABLE FOR RECITALS IN CERTIFICATES.......................................80
Section 8.4 TRUSTEE MAY OWN CERTIFICATES..........................................................80
Section 8.5 TRUSTEE'S FEES AND EXPENSES...........................................................80
Section 8.6 ELIGIBILITY REQUIREMENTS FOR TRUSTEE..................................................81
Section 8.7 RESIGNATION OR REMOVAL OF TRUSTEE.....................................................82
Section 8.8 SUCCESSOR TRUSTEE.....................................................................82
Section 8.9 MERGER OR CONSOLIDATION OF TRUSTEE....................................................83
Section 8.10 APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE........................................83
Section 8.11 TAX RETURNS..........................................................................85
Section 8.12 TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF CERTIFICATES........................85
Section 8.13 SUITS FOR ENFORCEMENT................................................................85
Section 8.14 RIGHTS OF INVESTOR CERTIFICATEHOLDERS TO DIRECT TRUSTEE..............................86
Section 8.15 TRUSTEE TO DIRECT COMPANY............................................................86
Section 8.16 MAINTENANCE OF OFFICE OR AGENCY......................................................87
Section 8.17 LIMITATION OF LIABILITY..............................................................87

                             ARTICLE IX TERMINATION

Section 9.1 TERMINATION OF TRUST..................................................................87
Section 9.2 CLEAN-UP CALL AND FINAL TERMINATION DATE OF INVESTOR CERTIFICATES OF ANY SERIES.......87
Section 9.3 FINAL PAYMENT WITH RESPECT TO ANY SERIES..............................................88
Section 9.4 COMPANY'S TERMINATION RIGHTS..........................................................89

                                       ii
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
                       ARTICLE X MISCELLANEOUS PROVISIONS

Section 10.1 AMENDMENT............................................................................90
Section 10.2 PROTECTION OF RIGHT, TITLE AND INTEREST TO TRUST.....................................92
Section 10.3 LIMITATION ON RIGHTS OF HOLDERS......................................................92
Section 10.4 NOTICES..............................................................................93
Section 10.5 SEVERABILITY OF PROVISIONS...........................................................94
Section 10.6 ASSIGNMENT...........................................................................94
Section 10.7 CERTIFICATES NONASSESSABLE AND FULLY PAID............................................95
Section 10.8 FURTHER ASSURANCES...................................................................95
Section 10.9 NO WAIVER; CUMULATIVE REMEDIES.......................................................95
Section 10.10 COUNTERPARTS........................................................................95
Section 10.11 THIRD-PARTY BENEFICIARIES...........................................................95
Section 10.12 ACTIONS BY HOLDERS..................................................................96
Section 10.13 MERGER AND INTEGRATION..............................................................96
Section 10.14 HEADINGS............................................................................96
Section 10.15 SECURITY AGREEMENT..................................................................96
Section 10.16 NO SET-OFF..........................................................................97
Section 10.17 NO BANKRUPTCY PETITION..............................................................97
Section 10.18 LIMITATION OF LIABILITY.............................................................97
Section 10.19 CERTAIN INFORMATION................................................................101
Section 10.20 GOVERNING LAW......................................................................101
SECTION 10.21 CONSENT TO JURISDICTION............................................................101
SECTION 10.22 WAIVER OF JURY TRIAL...............................................................102
Section 10.23 CURRENCY CONVERSION AND CURRENCY INDEMNITY.........................................102
Section 10.24 CONFIRMATION AND RATIFICATION OF TERMS.............................................103

EXHIBITS

EXHIBIT A   FORM OF LOCKBOX AGREEMENT
EXHIBIT B   [INTENTIONALLY OMITTED]
EXHIBIT C   FORM OF COMPLIANCE CERTIFICATE
EXHIBIT D   FORM OF COLLECTION ACCOUNT AGREEMENT

SCHEDULES

1.   [Intentionally Omitted]
2.   TRUST ACCOUNTS
3.   ACTIONS WITH RESPECT TO CHATTEL PAPER
4.   LOCATION OF CHIEF EXECUTIVE OFFICE OF THE COMPANY
5.   CONTRACTUAL OBLIGATIONS

                                       iii
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6.   FINANCING STATEMENT TERMINATIONS
7.   ERRONEOUS FILING

                                       iv
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          SECOND AMENDED AND RESTATED POOLING AGREEMENT, dated as of March 28,
2003, among USS RECEIVABLES COMPANY, LTD., a Cayman Islands limited liability company (the "COMPANY"); UNITED STATIONERS FINANCIAL SERVICES LLC, an Illinois limited liability company ("USFS"), in its capacity as servicer (the "SERVICER"); and BANK ONE, NA (MAIN OFFICE CHICAGO) ("BANK ONE"), not in its individual capacity, but solely as trustee (in such capacity, the "TRUSTEE").

                              W I T N E S S E T H:

          WHEREAS, the Company, USFS and JPMorgan Chase Bank (as successor to The Chase Manhattan Bank, a New York banking corporation) ("CHASE"), have entered into an Amended and Restated Pooling Agreement, dated as of May 1, 2001 (the "ORIGINAL AGREEMENT");

          WHEREAS, effective as of the date hereof, Bank One has been substituted for Chase as the Trustee;

          WHEREAS, the Company, USFS and the Trustee desire to amend and restate the Original Agreement for the purpose of, among other things, reflecting the substitution of Bank One for Chase as the Trustee under this Agreement;

          WHEREAS, USSC, USFS, and the Servicer have entered into a Second Amended and Restated Receivables Sale Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified and in effect from time to time, the "USSC RECEIVABLES SALE AGREEMENT"), pursuant to which USSC has agreed to sell and USFS has agreed to purchase, among other things, Receivables and Related Property;

          WHEREAS, USFS, the Company and the Servicer have entered into an Amended and Restated USFS Receivables Sale Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified and in effect from time to time, the "USFS RECEIVABLES SALE AGREEMENT"), pursuant to which USFS has agreed to sell and the Company has agreed to purchase, among other things, such Receivables and Related Property;

          WHEREAS, the parties hereto wish to enter into this Agreement under which the Company will continue to transfer all of its right, title and interest in, to and under the Receivables and other Trust Assets now or hereafter owned by the Company to the master trust created under the Original Agreement and such master trust shall, from time to time at the direction of the Company, continue to issue one or more Series of Investor Certificates which shall represent interests in the

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Receivables and such other Trust Assets as specified herein and in the
Supplement related to such Series;

          WHEREAS, by executing and delivering (i) the Series 2003-1 Supplement, dated as of the date hereof, among the Company, the Servicer, Bank One, as Funding Agent (in such capacity, the "FUNDING AGENT"), Trustee, and APA Bank, and Falcon Asset Securitization Corporation, as Initial Purchaser, or (ii) the Second Amended and Restated Series 2000-2 Supplement, dated as of the date hereof, among the Company, the Servicer, Bank One, as Trustee and Market Street Funding Corporation, as Committed Purchaser, and PNC Bank, National Association, as Administrator (the "ADMINISTRATOR"), as applicable, the Investor Certificateholders consent to the execution and delivery of this Agreement.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

          Section 1.1 DEFINITIONS. Whenever used in this Agreement, the following words and phrases shall have the following meanings:

          "ACCOUNTS" shall have the meaning specified in Section 2.1 (a)(v) of this Agreement.

          "ADJUSTED INVESTED AMOUNT" shall have, with respect to any Outstanding Series, the meaning assigned to such term in the related Supplement for such Series.

          "ADMINISTRATOR" shall have the meaning specified in the recitals hereto.

          "AFFILIATE" shall mean, with respect to any specified Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person; PROVIDED that a Person shall not be deemed an Affiliate of another Person solely by reason of an individual serving as an officer or director of such other Person. For purposes of this definition, "control" of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

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          "AGENT" shall mean, with respect to any Series, the Person or Persons, if any, so designated in the related Supplement.

          "AGGREGATE ADJUSTED INVESTED AMOUNT" shall mean, with respect to any date of determination, the sum of the Adjusted Invested Amounts with respect to all Outstanding Series on such date of determination.

          "AGGREGATE ALLOCATED RECEIVABLES AMOUNT" shall mean, with respect to any date of determination, the sum of the Allocated Receivables Amounts with respect to all Outstanding Series on such date of determination.

          "AGGREGATE DAILY COLLECTIONS" shall mean, with respect to any Business Day, the aggregate amount of all Collections deposited into the Collection Account on such day.

          "AGGREGATE INVESTED AMOUNT" shall mean, at any date of determination, the sum of the Invested Amounts with respect to all Outstanding Series on such date of determination.

          "AGGREGATE OVERCONCENTRATION AMOUNT" shall mean, with respect to any date of determination, the sum of the Overconcentration Amounts of all Eligible Obligors at the end of the preceding Business Day.

          "AGGREGATE RECEIVABLES AMOUNT" shall mean, with respect to any date of determination, the aggregate Principal Amount of all Eligible Receivables in the Trust at the end of the Business Day immediately preceding such date less the sum of: (i) the Aggregate Overconcentration Amount; and (ii) the aggregate Dilution Reduction Amount.

          "AGGREGATE TARGET RECEIVABLES AMOUNT" shall mean, with respect to any date of determination, the sum of the Target Receivables Amounts with respect to all Outstanding Series on such date of determination.

          "AGREEMENT" shall mean this Second Amended and Restated Pooling Agreement and all amendments and modifications hereof and supplements hereto, and including, unless expressly stated otherwise, each Supplement.

          "ALLOCATED RECEIVABLES AMOUNT" shall mean, with respect to any Outstanding Series, the meaning assigned to such term in the related Supplement for such Series.

          "AMORTIZATION PERIOD" shall mean, with respect to any Outstanding Series, the meaning assigned to such term in the related Supplement for such Series.

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          "APPLICANTS" shall have the meaning specified in Section 5.7.

          "BANK ONE" has the meaning set forth in the preamble hereto.

          "BANKRUPTCY CODE" shall mean Title 11 of the United States Code, as amended from time to time.

          "BANKRUPTCY EVENT" means the occurrence of any event of the type described in Section 7.1(a) with respect to a Person or any of its subsidiaries.

          "BOOK-ENTRY CERTIFICATES" shall mean the Certificates issued to a Clearing Agency to facilitate the use of book entries by such Clearing Agency to evidence ownership of beneficial interests in the Certificates, transfers of which beneficial interests shall be made through book entries by such Clearing Agency, all as described in Section 5.11; PROVIDED, HOWEVER, that after the occurrence of a condition whereupon book-entry registration and transfer are no longer permitted and Definitive Certificates are issued to the Certificate Book-Entry Holders, such Certificates shall no longer be "Book-Entry Certificates".

          "BUSINESS DAY" shall mean any day other than (i) a Saturday or a Sunday or (ii) another day on which commercial banking institutions or trust companies in the States of New York or Illinois or in the city where the Corporate Trust Office is located, are authorized or obligated by law, executive order or governmental decree to be closed; PROVIDED that, when used in connection with the calculation of Certificate Rates which are determined by reference to LIBOR, "Business Day" shall mean any Business Day on which dealings in Dollars between banks may be carried on in each of London, England, Chicago, Illinois and New York, New York.

          "BUSINESS DAY RECEIVED" shall have the meaning specified in Section 2.3(e) of the Servicing Agreement.

          "CANADIAN OBLIGOR" shall mean an Obligor, which if a natural person, is a resident of Canada or any of its provinces, or if a corporation or other legal entity, is organized under the laws of Canada or any political subdivision thereof or has its chief executive office or principal place of business in Canada.

          "CAPITALIZED LEASE" of a Person shall mean any lease of property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with GAAP.

          "CAPITALIZED LEASE OBLIGATIONS" of a Person shall mean the amount of the obligations of such Person under Capitalized Leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with GAAP.

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          "CASH DILUTION PAYMENT" shall have the meaning specified in Section
4.6(a) of the Servicing Agreement.

          "CERTIFICATE" shall mean one of any Series of Investor Certificates.

          "CERTIFICATE BOOK-ENTRY HOLDER" shall mean, with respect to a Book-Entry Certificate, the Person who is listed on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency, as the beneficial owner of such Book-Entry Certificate (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

          "CERTIFICATE RATE" shall mean, with respect to any Series and Class of Certificates, the percentage interest rate (or formula on the basis of which such interest rate shall be determined) stated in the applicable Supplement.

          "CERTIFICATE REGISTER" shall mean the register maintained pursuant to
Section 5.3, providing for the registration of the Certificates and transfers and exchanges thereof.

          "CERTIFICATEHOLDERS' INTEREST" shall have the meaning specified in
Section 3.1(b).

          "CHARGED-OFF RECEIVABLES" shall mean all Receivables (or portions thereof) which (i) have been identified by the Servicer or the applicable Seller as uncollectible or (ii) in accordance with the Policies of the applicable Seller, have or should have been written off as uncollectible, including without limitation the Receivables of any Obligor which becomes the subject of any voluntary or involuntary bankruptcy proceeding or any Obligor that is a natural person and is deceased.

          "CLASS" shall mean, with respect to any Series, any one of the classes of Certificates of that Series as specified in the related Supplement.

          "CLEAN-UP CALL PERCENTAGE" shall have, with respect to any Series, the meaning specified in the related Supplement for such Series.

          "CLEAN-UP CALL REPURCHASE PRICE" shall have the meaning specified in
Section 9.2.

          "CLEARING AGENCY" shall mean each organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended.

          "CLOSING DATE" shall mean March 28, 2003.

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          "CLEARING AGENCY PARTICIPANT" shall mean a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with such Clearing Agency.

          "COLLECTION ACCOUNT" shall have the meaning specified in Section
3.1(a).

          "COLLECTIONS" shall mean all collections and all amounts received in respect of the Receivables, including Recoveries, Seller Repurchase Payments, Seller Adjustment Payments, Company Seller Repurchase Payments, Servicer Indemnification Amounts paid by the Servicer and any other payments received in respect of Dilution Adjustments, together with all collections received in respect of the Related Property in the form of cash, checks, wire transfers or any other form of cash payment, and all proceeds of Receivables and collections thereof (including, without limitation, collections constituting an account or general intangible or evidenced by a note, instrument, security, contract, security agreement, chattel paper or other evidence of indebtedness or security, whatever is received upon the sale, exchange, collection or other disposition of, or any indemnity, warranty or guaranty payable in respect of, the foregoing and all "proceeds", as defined in Section 9-102 of the UCC, of the foregoing).

          "COLLECTOR" shall mean any employee employed by the Servicer to collect payments in respect of Receivables in accordance with the Policies of the Seller which generated such Receivables.

          "COMPANION SERIES" shall have the meaning specified in Section 5.10.

          "COMPANY" shall have the meaning set forth in the preamble hereto.

          "COMPANY COLLECTION SUBACCOUNT" shall have the meaning specified in
Section 3.1(a).

          "COMPANY EXCHANGE" shall have the meaning specified in Section
5.10(a).

          "COMPANY INTEREST" shall have the meaning specified in Section 3.1(b).

          "COMPANY SELLER REPURCHASE PAYMENT" shall have the meaning specified in Section 2.6(b) of the USSC Receivables Sale Agreement.

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          "CONTINGENT OBLIGATION" of a Person means any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement, take-or-pay contract or the obligations of any such Person as general partner of a partnership with respect to the liabilities of the partnership unless the underlying obligation is expressly made non-recourse to such general partner; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the lesser of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Contingent Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of the Contingent Obligation shall be such guaranteeing person's reasonably anticipated liability in respect thereof as determined by such Person in good faith.

          "CONTRACTUAL OBLIGATION" shall mean, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

          "CORPORATE TRUST OFFICE" shall mean the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Agreement is located at Suite IL1-0596, 1-21, 1 Bank One Plaza, Chicago, Illinois 60670 (Attention: Asset Backed Finance).

          "CREDIT AGREEMENT" shall mean that certain Five-Year Revolving Credit Agreement, dated as of March 21, 2003, among USSC, as borrower, USI, as a credit party, the lenders from time to time party thereto and Bank One as administrative agent, as in effect on the date hereof, and without regard to any amendment, modification or waiver of any term or condition thereof (except, so long as the Trustee is Bank One, to the extent that the Trustee has consented in writing to such amendment, modification or waiver) or termination thereof. In the event that the Credit Agreement shall terminate or be replaced, references in the Pooling and Servicing Agreements to the "Credit Agreement" shall continue to refer to the

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aforesaid Credit Agreement in the form last in effect prior to its termination or replacement.

          "DEFAULTED RECEIVABLE" shall mean, as of any date of determination, any Receivable, without duplication, (a) that is unpaid in whole or in part for more than 60 days after its original due date or (b) which is, as of such date of determination, a Charged-Off Receivable, or (c) which is, as of such date of determination, a Disputed Receivable.

          "DEFINITIVE CERTIFICATES" shall have the meaning specified in Section 5.11.

          "DEPOSITORY" shall mean, with respect to any Series, the Clearing Agency designated as the "Depository" in the related Supplement.

          "DEPOSITORY AGREEMENT" shall mean, with respect to any Series, an agreement among the Company, the Trustee and a Clearing Agency, or a letter of undertaking by the Company and the Trustee, in each case in a form reasonably satisfactory to the Trustee and the Company.

          "DESIGNATED OBLIGOR" shall mean an Obligor designated in good faith by the Trustee to the Company in writing, notice of which shall have been delivered five Business Days prior to the effectiveness of such designation.

          "DILUTION ADJUSTMENTS" shall mean any rebates, discounts, refunds, payments or other adjustments (including, without limitation, as a result of the application of any special or other discounts or any reconciliations) in respect of any Receivable, the amount owing for any returns (including, without limitation, as a result of the return of any defective goods) or cancellations and the amount of any other reduction of any payment under any Receivable, in each case granted or made by the applicable Seller or the Servicer to the related Obligor, or any reduction or cancellation of any payment under any Receivable as a result of a setoff in respect of any claim by the related Obligor (whether such claim arises out of the same or a related transaction or an unrelated transaction), PROVIDED that a "DILUTION ADJUSTMENT" does not include any Charged-Off Receivable or any refund in either adjustment of any Excluded Receivable.

          "DILUTION REDUCTION AMOUNT" shall mean the sum of (i) the product of
(x) 1.25 multiplied by (y) the VCD rebates applicable to any Receivable, (ii) the EFT rebates applicable to any Receivable, (iii) the load rebates applicable to any Receivable and (iv) other rebates applicable to any Receivable.

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          "DISPUTED RECEIVABLE" shall mean as of any Settlement Report Date, the
Receivables shown as such on the Seller's books and records (and that are not otherwise Defaulted Receivables).

          "DISQUALIFIED STOCK" means any preferred or other capital stock that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is ninety-one (91) days after the Facility Termination Date (as such term is defined in the Credit Agreement).

          "DISTRIBUTION DATE" shall mean, except as otherwise set forth in the applicable Supplement, the 20th day of each calendar month, beginning on April 20, 2003 or if such 20th day is not a Business Day, the next succeeding Business Day.

          "DOLLARS," "U.S. DOLLARS", "U.S. $" and "$" shall mean dollars in lawful currency of the United States of America.

          "EARLY AMORTIZATION EVENT" shall have, with respect to any Series, the meaning specified in Section 7.1 of this Agreement (without taking into account any Supplements) and in any Supplement for such Series.

          "EARLY AMORTIZATION PERIOD" shall have, with respect to any Series, the definition assigned to such term in Section 7.1 of this Agreement and in any Supplement for such Series.

          "EARLY TERMINATION" shall have the meaning assigned to such term in the Receivables Sale Agreements.

          "ELIGIBLE INSTITUTION" shall mean a depositary institution or trust company (which may include the Trustee and its affiliates) organized under the laws of the United States of America or any one of the states thereof or the District of Columbia; PROVIDED, HOWEVER, that at all times (i) such depositary institution or trust company is a member of the Federal Deposit Insurance Corporation, the certificates of deposit or unsecured and uncollateralized debt obligations of such depositary institution or trust company are rated in one of the two highest long-term or highest short-term rating category by each Rating Agency and (ii) such depositary institution or trust company has a combined capital and surplus of at least $100,000,000.

          "ELIGIBLE INVESTMENT" means any one or more of the following obligations or securities, all of which shall be denominated in United States dollars:

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          (a)  direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

          (b) demand and time deposits in, certificates of deposit of, banker's acceptances issued by, or federal funds sold by any depository institution or trust company (including the Trustee) incorporated under the laws of the United States of America or any State and subject to supervision and examination by Federal and/or State banking authorities, so long as at the time of such investment or contractual commitment providing for such investment, the short-term, unsecured debt obligations of such depository institution or trust company have credit ratings from S&P at least equal to A-1 and from Moody's at least equal to P-1; provided that any such demand and time deposits shall be fully insured by the Federal Deposit Insurance Corporation;

          (c) repurchase obligations with a term not to exceed 30 days and with respect to (i) any security described in clause (a) above or (ii) any other security issued or guaranteed as to timely payment of principal and interest by an agency or instrumentality of the United States of America, in either case entered into with any depository institution or trust company (including the Agent), acting as principal, described in clause (b) above;

          (d) commercial paper rated at the time of the investment or contractual commitment to invest therein, in the highest rating category by each of S&P and Moody's; and

          (e) investments in money market funds or money market mutual funds registered under the Investment Company Act of 1940, as amended, whose shares are registered under the Securities Act of 1933, having a rating from S&P and Moody's in the highest investment category granted thereby, including funds for which the Trustee any of its Affiliates is investment manager or advisor.

          "ELIGIBLE OBLIGOR" shall mean, as of any date of determination, each Obligor in respect of a Receivable that satisfies the following eligibility criteria:

               (a) it is a resident of the United States (or, from and after the delivery of the notice referred to in the definition of "Excluded Receivable," Canada), its territories or possessions or incorporated or organized under the laws of the United States or any state in the United States (or, from and after delivery of the notice referred to in the definition of "Excluded Receivable," Canada or any province of Canada);

               (b) it is not (i) the United States federal government, or any subdivision thereof, or any agency, department or instrumentality thereof, or (ii) a state or local government, or any subdivision thereof, or any agency, department, or instrumentality thereof;

               (c)      it is not a Seller or an Affiliate of a Seller;

               (d) it is not the subject of any voluntary or involuntary bankruptcy proceeding;

               (e)      is not a Designated Obligor; and

               (f) is not an Obligor of Defaulted Receivables having an aggregate Outstanding Principal Amount in excess of 25% of the aggregate outstanding Principal Amount of all Receivables of such Obligor.

          "ELIGIBLE RECEIVABLE" shall mean, as of any date of determination, each Receivable owing by an Eligible Obligor that as of such date satisfies the following eligibility criteria:

               (a) it, together with any contract, instrument and/or agreement related thereto, is a freely assignable obligation that constitutes either (i) an "account" within the meaning of Section 9-102 of the UCC of the State the law of which governs the perfection of the interest granted in it or
(ii) "chattel paper" within the meaning of Section 9-102 of such UCC, subject, in the case of chattel paper, to compliance with the procedures set forth in
Schedule 3 hereto;

               (b)      it is not a Defaulted Receivable;

               (c) the goods related to it shall have been shipped or the services related to it shall have been performed and such Receivable shall have been billed to the related Obligor;

               (d) it is denominated and payable only in U.S. Dollars in the United States (or, from and after delivery of the notice referred to in the definition of "Excluded Receivable," Canadian Dollars or U.S. Dollars in Canada);

               (e) it arose in the ordinary course of business from the sale of goods, products or services of the relevant Seller and in accordance with the Policies of such Seller and, at such date of determination, no Early Termination has occurred with respect to such Seller,

               (f)      (i)    it, together with any contract, instrument and/or
agreement related thereto, does not contravene any applicable law, rule or regulation and the applicable Seller (nor any of its transferees) is not in violation of any law, rule or regulation in connection with it, in each case which in any way renders such Receivable unenforceable or would otherwise impair in any material respect the collectibility of such Receivable and (ii) it is not subject to any investigation or proceeding known by such Seller, the Company or the Servicer that would reasonably be expected to adversely affect the payment or enforceability thereof;

               (g) if the Company or the Trust is not excluded from the definition of "investment company" pursuant to Rule 3a-7 under the 1940 Act, it is an account receivable representing all or part of the sales price of merchandise, insurance or services within the meaning of Section 3(c)(5) of the 1940 Act;

               (h) it is not a Receivable purchased by a Seller from any Person;

               (i) it is not a Receivable for which the applicable Seller (or any of its transferees) has established an offsetting specific reserve; PROVIDED that a Receivable subject only in part to the foregoing shall be an Eligible Receivable to the extent not so subject;

               (j) it is not a Receivable with original payment terms in excess of 51 days from its original invoice date, or in respect of which the applicable Seller, any of its transferees or the Servicer has (i) altered the basis of the aging from the initial due date for payment such that the final due date extends to a date more than 60 days from its original invoice date or (ii) otherwise made any modification except, in the case of each of the foregoing, in the ordinary course of business and consistent with the Policies of such Seller; PROVIDED, that a Receivable with original payment terms in excess of 51 but less than 120 days from its original invoice date that is otherwise an "ELIGIBLE RECEIVABLE" but for this clause (j) (a "PERMITTED EXTENDED RECEIVABLE") shall be an Eligible Receivable notwithstanding this clause (j), if the inclusion of such Permitted Extended Receivable does not cause the aggregate outstanding Principal Amount of all Eligible Receivables that are Permitted Extended Receivables to exceed an amount equal to 2% of the aggregate outstanding Principal Amount of all Receivables.

               (k) all required consents, approvals or authorizations on the part of the applicable Seller (and any of its transferees) necessary for the creation and enforceability of such Receivable and the effective assignment and sale thereof by the applicable Seller to USFS, and by USFS to the Company and by the Company to the Trust shall have been obtained with respect to such Receivable;

               (l)      [Intentionally Omitted];

               (m) all right, title and interest in it has been validly sold to USFS by the applicable Seller pursuant to the USSC Receivables Sale Agreement and to the Company by USFS pursuant to the USFS Receivables Sale Agreement;

               (n) the Company or the Trust will have legal and beneficial ownership therein free and clear of all Liens and such Receivable has been the subject of either a valid transfer from the Company to the Trust or, alternatively, the grant of a first priority perfected security interest therein to the Trust free and clear of all Liens;

               (o) it is not subject to any dispute in whole or in part or to any offset, counterclaim, defense, rescission, recoupment or subordination; PROVIDED that a Receivable subject only in part to any of the foregoing shall be an Eligible Receivable to the extent not so subject;

               (p) it, together with any contract, instrument and/or agreement related thereto, is at all times the legal, valid and binding obligation of the Obligor thereon, enforceable against such Obligor to pay the full Principal Amount thereof (and any accrued interest thereon) in accordance with its terms;

               (q) as of the related Receivables Purchase Date, none of the Company, USFS or the applicable Seller has (i) taken any action that would impair the rights of the Trustee or the Investor Certificateholders therein or
(ii) failed to take any action that was necessary to avoid impairing the rights therein of the Trustee or Investor Certificateholders;

               (r) each of the representations and warranties made in the USSC Receivables Sale Agreement by the applicable Seller and in the USFS Receivables Sale Agreement by USFS with respect to such Receivable is true and correct in all material respects;

               (s) at the time such Receivable was sold by the applicable Seller under the USSC Receivables Sale Agreement and by USFS to the Company under the USFS Receivables Sale Agreement, no event described in Section 6.1(g) of each such Receivables Sale Agreement (without giving effect to any requirement as to the passage of time) had occurred with respect to such Seller or USFS, as applicable; and

               (t) from and after delivery of the notice referred to in the definition of "Excluded Receivable," the inclusion of such Receivable as an Eligible Receivable does not cause the aggregate outstanding Principal Amount of all Eligible Receivables the obligor of which is a Canadian Obligor to exceed an amount equal to 5% of the aggregate outstanding Principal Amount of all Receivables.

          "ELIGIBLE SUCCESSOR SERVICER" shall mean a Person which, at the time of its appointment as Servicer, (i) is legally qualified and has the corporate power and authority to service the Receivables transferred to the Trust, (ii) has demonstrated the ability to service a portfolio of similar receivables in accordance with the standards set forth in Section 6.2(c) of the Servicing Agreement and (iii) has a combined capital and surplus of at least $5,000,000.

          "ENHANCEMENT" shall mean, with respect to any Series, (i) the funds on deposit in or credited to any bank account (or subaccount thereof) of the Trust,
(ii) any surety arrangement, any letter of credit, guaranteed rate agreement, maturity guaranty facility, tax protection agreement, interest rate swap, currency swap or other contract, agreement or arrangement, in each case for the benefit of any Holders of such Series, as designated in the applicable Supplement and (iii) the subordination of one Class of Certificates in a Series to another class in such Series or the subordination of any Certificate held or interest owned by the Company to the Investor Certificates of such Series.

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

          "EXCHANGEABLE COMPANY INTEREST" shall have the meaning specified in
Section 3.1(b) and shall be exchangeable as provided in Section 5.10.

          "EXCHANGE DATE" shall have the meaning, with respect to any Series issued pursuant to a Company Exchange, specified in Section 5.10.

          "EXCHANGE NOTICE" shall have the meaning, with respect to any Series issued pursuant to a Company Exchange, specified in Section 5.10.

          "EXCLUDED OBLIGOR" shall mean any Obligor designated from time to time by the Company to the Trustee in writing.

          "EXCLUDED RECEIVABLE" means any Receivable which (A) arises from any Seller's advertising business which is indicated as such on the applicable Seller's receivables aging books and records; (B) is owed by a Person who is not a resident of organized under the laws of, or whose chief executive office or principal place of business is not located in, the United States, its territories or possessions and/or a payment obligation of a Person that is not denominated and payable in U.S. Dollars in the United States; (C) is owed by a Governmental Authority; (D) is owed by a Person who prior to the time such Receivable arises, has been designated as an Excluded Obligor; or (E) except as permitted by Section 2.8(k) in connection with the enforcement or collection of a Defaulted Receivable, the payment for which is evidenced or required to be evidenced by a note or other promissory instrument;

PROVIDED that in the event any Excluded Receivable is included in a Required Report, for the purposes of Section 2.01 of the Receivables Sale Agreements and
Section 2.1 hereof and the definition of "Collections", such receivable shall not be an Excluded Receivable, provided, further that, from and after the date that the Company delivers written notice to the Trustee that it desires to transfer to the Trust Receivables owed by a Person who is a resident of or organized under the laws of, or whose chief executive office or principal place of business is located in, Canada or Receivables that are denominated and payable in Canadian Dollars or U.S. Dollars in Canada, such receivable shall not be an Excluded Receivable merely by virtue of the foregoing clause (B).

          "EXISTING COMPANION SERIES" shall have the meaning specified in
Section 5.10.

          "FITCH" shall mean Fitch, Inc.

          "FRACTIONAL UNDIVIDED INTEREST" shall mean the fractional undivided interest in the Certificateholders' Interest evidenced by an Investor Certificate.

          "FUNDING AGENT" shall have the meaning specified in the recitals hereto.

          "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time as set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board and the rules and regulations of the SEC, or such other statements by such other entity as may be in general use by significant segments of the accounting profession, which are applicable to the circumstances as of the date of determination.

          "GENERAL OPINION" shall mean, with respect to any action, an Opinion of Counsel, which shall not be at the expense of the Trustee, to the effect that
(A) such action has been duly authorized by all necessary action on the part of the Servicer, the Support Provider, the applicable Seller or Sellers or the Company, as the case may be, (B) any agreement executed in connection with such action constitutes a legal, valid and binding obligation of the Servicer, the Support Provider, the applicable Seller or Sellers or the Company, as the case may be, enforceable in accordance with the terms thereof, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereinafter in effect, affecting the enforcement of creditors' rights and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity) and (C) any condition precedent to any such action specified in the applicable agreement, if any, has been complied with, which opinion in the case of this clause (C) may, to the extent that such opinion concerns questions of fact, rely on an Officer's Certificate with respect to such questions of fact.

          "GOVERNMENTAL AUTHORITY" shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any central bank.

          "HOLDERS" shall mean the collective reference to (i) the Persons in whose names the Certificates are registered in the Certificate Register, (ii) the owner of the Exchangeable Company Interest and (iii) if applicable, the owner of each Series Subordinated Interest.

          "INTERCREDITOR AGREEMENT" shall mean an intercreditor agreement, by and among, the Company, the Servicer, USSC, the Trustee and Bank One, as administrative agent under the Credit Agreement, in form and substance satisfactory to the Trustee, as amended, restated, supplemented or otherwise modified from time to time.

          "INDEBTEDNESS" of a Person means, at any time, without duplication, such Person's (i) obligations for borrowed money which in accordance with GAAP would be shown as a liability on the consolidated balance sheet of such Person,
(ii) obligations representing the deferred purchase price of property or services (other than current accounts payable arising in the ordinary course of such Person's business payable on terms customary in the trade and accrued expenses in connection with the provision of services incurred in the ordinary course of such Person's business), (iii) Indebtedness of others, whether or not assumed, secured by Liens or payable out of the proceeds or production from property now or hereafter owned or acquired by such Person (PROVIDED that the amount of any such Indebtedness at any time shall be deemed to be the lesser of
(a) such Indebtedness at such time and (b) the fair market value of such property, as determined by such Person in good faith at such time), (iv) financial obligations which are evidenced by notes, bonds, debentures, acceptances, or other instruments, (v) obligations to purchase securities or other property arising out of or in connection with the sale of the same or substantially similar securities or property, (vi) Capitalized Lease Obligations, (vii) Contingent Obligations of such Person in respect of any Indebtedness, (viii) reimbursement obligations under letters of credit, bankers' acceptances, surety bonds and similar instruments, (ix) Off-Balance Sheet Liabilities, (x) Net Mark-to-Market Exposure under Rate Management Transactions and (xi) Disqualified Stock.

          "INDEPENDENT PUBLIC ACCOUNTANTS" means any independent certified public accountants of nationally recognized standing (or any successor thereto); PROVIDED that such firm is independent with respect to the Servicer within the meaning of Rule 2-01(b) of Regulation S-X under the Securities Act.

          "INELIGIBLE RECEIVABLE" shall have the meaning specified in Section 2.5(a).

          "INITIAL CLOSING DATE" shall mean April 3, 1998.

          "INITIAL INVESTED AMOUNT" shall mean, with respect to any Outstanding Series, the meaning assigned to such term in the related Supplement for such Series.

          "INTERNAL REVENUE CODE" shall mean the Internal Revenue Code of 1986.

          "INVESTED AMOUNT" shall mean, with respect to any Outstanding Series, the meaning assigned to such term in the related Supplement for such Series.

          "INVESTED PERCENTAGE" shall mean, with respect to any Outstanding Series, the meaning assigned to such term in the related Supplement for such Series.

          "INVESTOR CERTIFICATEHOLDER" shall mean the holder of record of, or the bearer of, an Investor Certificate.

          "INVESTOR CERTIFICATES" shall mean the Certificates executed by the Company and authenticated by or on behalf of the Trustee, substantially in the form attached to the applicable Supplement, but shall not include any Certificate held by the Company.

          "ISSUANCE DATE" shall mean, with respect to any Series, the date of issuance of such Series, or the date of any increase to the Invested Amount of such Series, as specified in the related Supplement.

          "LIEN" shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, encumbrance, charge or security interest in or on such asset (including, without limitation, any lien which may arise under relevant state or federal law, if any), (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement relating to such asset and (c) in the case of securities, any purchase option, call or other similar right of a third party with respect to such securities; PROVIDED, HOWEVER, that if a lien is imposed under Section 412(n) of the Internal Revenue Code or Section 302(f) of ERISA for a failure to make a required installment or other payment to a plan to which Section

412(n) of the Internal Revenue Code or Section 302(f) of ERISA applies, then such lien shall not be treated as a "Lien" from and after the time any Person who is obligated to make such payment pays to such plan the amount of such lien determined under Section 412(n)(3) of the Internal Revenue Code or Section 302(f)(3) of ERISA, as the case may be, and provides to the Trustee, any Agent and each Rating Agency written evidence reasonably satisfactory to the Rating Agencies of the release of such lien, or such lien expires pursuant to Section 412(n)(4)(B) of the Internal Revenue Code or Section 302(f)(4)(B) of ERISA.

          "LOCKBOX" shall mean the post office boxes listed on Schedule III to the USSC Receivables Sale Agreement to which the Obligors are instructed to remit payments on the Receivables and/or such other post office boxes as may be established pursuant to Section 2.3 of the Servicing Agreement, PROVIDED that from and after May 30, 2003, lockbox number 92515 maintained with The Northern Trust Company shall not be deemed to be a Lockbox for purposes of the Transaction Documents.

          "LOCKBOX ACCOUNT" shall mean the intervening account used by a Lockbox Processor for deposit of funds received in a Lockbox prior to their transfer to the Collection Account.

          "LOCKBOX AGREEMENT" shall mean, (A) with respect to each Lockbox Processor, a lockbox agreement (i) substantially in the forms set forth as Exhibit A hereto, (ii) or in such form as the lockbox processor party thereto employs in the ordinary course of its business for transactions of a type similar to the one contemplated by this Agreement and which is approved by the Trustee and (B) with respect to the Collection Account and the Securities Account, a control agreement among the Company, the Trustee and the financial institution where the Collection Account or Securities Account, as applicable, is maintained, in form and substance satisfactory to the Trustee.

          "LOCKBOX PROCESSOR" shall mean the depositary institution or processing company (which may be the Trustee) which processes payments on the Receivables sent by the Obligors thereon forwarded to a Lockbox.

          "MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on (a) the financial condition or operations of USSC and its subsidiaries taken as a whole, (b) the financial condition or operations of the Company or the Trust,
(c) the ability of any Seller, the Support Provider, USFS, the Servicer or the Company, as the case may be, to perform its obligations under the Transaction Documents, (d) the legality, validity or enforceability of any of the Transaction Documents, (e) the collectibility of the Receivables taken as a whole or in any material portion of the Receivables or (f) the interests, rights or remedies of the Trustee or the Investor Certificateholders under or with respect to the Transaction Documents or the Receivables taken as a whole or in any significant portion of the Receivables.

          "MONTHLY SERVICING FEE" shall have the meaning specified in Section 2.5(a) of the Servicing Agreement.

           "MONTHLY SETTLEMENT STATEMENT" shall have the meaning specified in
Section 4.2 of the Servicing Agreement.

          "MOODY'S" shall mean Moody's Investors Service, Inc.

          NET MARK-TO- MARKET EXPOSURE" of a Person means, as of any date of determination, the excess (if any) of all unrealized losses over all unrealized profits of such Person arising from Rate Management Transactions. "Unrealized losses" means the fair market value of the cost to such Person of replacing such Rate Management Transaction as of the date of determination (assuming the Rate Management Transaction were to be terminated as of that date), and "unrealized profits" means the fair market value of the gain to such Person of replacing such Rate Management Transaction as of the date of determination (assuming such Rate Management Transaction were to be terminated as of that date).

          "NEW SERIES" shall have the meaning specified in Section 5.10.

          "1940 ACT" shall mean the Investment Company Act of 1940, as amended.

          "OBLIGOR" shall mean, with respect to any Receivable, the party obligated to make payments with respect to such Receivable, including any guarantor thereof.

          "OFF-BALANCE SHEET LIABILITY" of a Person means, without duplication, the principal component of (i) any Receivables Purchase Facility or any other repurchase obligation or liability of such Person with respect to accounts or notes receivable sold by such Person (other than the sale or disposition in the ordinary course of business of accounts or notes receivable in connection with the compromise or collection thereof consistent with customary industry practice (and not as part of any bulk sale or financing of receivables)) or (ii) any liability under any so-called "synthetic lease" or "tax ownership operating lease" transaction entered into by such Person; provided that "Off-Balance Sheet Liabilities" shall not include the principal component of the foregoing if such principal component (a) is otherwise reflected as a liability on such Person's consolidated balance sheet or (b) is deducted from revenues in determining such Person's consolidated net income but is not thereafter added back in calculating such Person's Consolidated EBITDA.

          "OFFICER'S CERTIFICATE" shall mean, unless otherwise specified in this Agreement, a certificate signed by the Chairman of the Board, Vice Chairman of the Board, President, Chief Financial Officer, any Vice President, any Secretary or any Treasurer of the Servicer, the Support Provider or the Company, as the case may be, or, in the case of a Successor Servicer, a certificate signed by a Vice President and the financial controller (or an officer holding an office with equivalent or more senior responsibilities) of such Successor Servicer.

          "OPINION OF COUNSEL" shall mean a written opinion or opinions of one or more counsel (who may be internal counsel) to the Company, Support Provider or the Servicer, designated by the Company, Support Provider or the Servicer, as the case may be, which is reasonably acceptable to the Trustee.

          "OPTIONAL TERMINATION NOTICE" shall have, with respect to any Series, the meaning specified in the related Supplement for such Series.

          "OUTSTANDING SERIES" shall mean, at any time, a Series issued pursuant to an effective Supplement for which the Series Termination Date for such Series has not occurred.

          "OVERCONCENTRATION AMOUNT" shall mean, at any date with respect to an Eligible Obligor, the Principal Amount of Eligible Receivables due from such Obligor at such date which, expressed as a percentage of the Principal Amount of all Eligible Receivables in the Trust at such date, exceeds 3.3%; PROVIDED, HOWEVER, that all Eligible Obligors that are Affiliates of each other shall be deemed to be a single Eligible Obligor to the extent the Servicer knows or has reason to know of the affiliation; PROVIDED, FURTHER, that a higher concentration percentage for any Obligor may be established from time to time as may be agreed by the Company, the Trustee and the Agents, except that the Trustee may cancel any such higher concentration percentage upon not less than three Business Days' Notice to Seller.

          "PAYING AGENT" shall mean any paying agent and co-paying agent appointed pursuant to Section 5.6 and, unless otherwise specified in the related Supplement of any Outstanding Series and with respect to such Series, shall initially be the Trustee.

          "PERSON" shall mean any individual, partnership, limited liability company, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

          "POLICIES" shall mean, with respect to each Seller, the credit and collection policies of such Seller, copies of which have been delivered to the Trustee, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the Transaction Documents.

          "POOLING AND SERVICING AGREEMENTS" shall mean, collectively, this Agreement, the Servicing Agreement and each Supplement for an Outstanding Series.

          "POTENTIAL EARLY AMORTIZATION EVENT" shall mean an event which, with the giving of notice and/or the lapse of time, would constitute an Early Amortization Event hereunder or under any Supplement.

          "POTENTIAL SERVICER DEFAULT" shall mean an event which, with the giving of notice and/or the lapse of time, would constitute a Servicer Default hereunder or under any Supplement.

          "PREPAYMENT REQUEST" shall have, with respect to any Series, the meaning specified in the related Supplement.

          "PRINCIPAL AMOUNT" shall mean, with respect to any Receivable, the amount due thereunder.

          "PRINCIPAL TERMS" shall have the meaning, with respect to any Series issued pursuant to a Company Exchange, specified in Section 5.10(c).

          "RATE MANAGEMENT TRANSACTION" means any transaction (including an agreement with respect thereto) now existing or hereafter entered into by the USI, USSC or a Subsidiary which is a rate swap, basis swap, forward rate transaction, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices or equity prices.

          "RATING AGENCY" shall mean, with respect to each Outstanding Series, any rating agency or agencies designated as such in the related Supplement; PROVIDED that in the event that no Outstanding Series has been rated, then for purposes of the definition of "ELIGIBLE INSTITUTION" "Rating Agency" shall mean S&P and references to "each Rating Agency" shall refer solely to S&P.

          "RATING AGENCY CONDITION" shall mean, subject to the applicable Supplement, with respect to any action, that each Rating Agency shall have notified the Company, the Servicer, any Agent and the Trustee in writing that such action will not result in a reduction or withdrawal of the rating of any Outstanding Series or any Class of any such Outstanding Series with respect to which it is a Rating Agency.

          "RECEIVABLE" shall mean the indebtedness and payment obligations of any Person to a Seller (including, without limitation, obligations constituting an account or general intangible or evidenced by a note, instrument, contract, security agreement, chattel paper or other evidence of indebtedness or security) arising from a sale of products or the provision of service by such Seller, including, without limitation, any right to payment for goods sold or for services rendered, and including the right to payment of any interest, sales taxes, finance charges, returned check or late charges and other obligations of such Person with respect thereto; PROVIDED that, except as otherwise expressly provided, for all purposes hereunder "Receivables" shall not include Excluded Receivables.

          "RECEIVABLES PURCHASE DATE" shall mean, with respect to any Receivable, the Business Day on which (i) USFS purchases such Receivable from the applicable Seller and (ii) the Company purchases such Receivable from USFS and transfers such Receivable to the Trust.

          "RECEIVABLES PURCHASE FACILITY" means any securitization facility made available to USI, USSC or any of its Subsidiaries, pursuant to which receivables of USI, USSC or any of its Subsidiaries are transferred, directly or indirectly, to one or more special purpose entities established for the purpose of purchasing receivables in connection with such securitization, and thereafter transferred to certain investors, pursuant to the terms and conditions of any series of receivables purchase or sale agreements, servicing agreement and other related agreements generally consistent with the terms contained in comparable structured finance transactions pursuant to which USI, USSC or any of its Subsidiaries sell or transfer to special purpose entities their interests in certain receivables for securitization.

          "RECEIVABLES SALE AGREEMENTS" shall mean the USSC Receivables Sale Agreement and the USFS Receivables Sale Agreement.

          "RECORD DATE" shall mean, with respect to any Series, the date specified as such in the applicable Supplement.

          "RECOVERIES" shall mean all amounts collected (net of out-of-pocket costs of collection) in respect of Charged-Off Receivables.

          "REINVESTMENT AMOUNT" shall mean, with respect to any Outstanding Series, the meaning assigned to such term in the related Supplement for such Series.

          "RELATED PROPERTY" shall mean, with respect to each Receivable:

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               (a)      all of the applicable Seller's interest in the inventory
and goods (including returned or repossessed inventory or goods), if any, relating to the sale which gave rise to such Receivable;

               (b) all other security interests or Liens, and the applicable Seller's interest in the property subject thereto, from time to time purporting to secure payment of such Receivable, together with all financing statements signed by an Obligor describing any collateral securing such Receivable; and

               (c) all guarantees, insurance, letters of credit, supporting obligations (within the meaning of the UCC) and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable;

               (d) all contracts and agreements associated with such Receivable and all books, records and software related to such Receivable;

in the case of clauses (b) and (c), without limitation, whether pursuant to the contract related to such Receivable or otherwise or pursuant to any obligations evidenced by a note, instrument, contract, security agreement, chattel paper or other evidence of indebtedness or security and the proceeds thereof.

          "REPORTED PERIOD" shall have the meaning specified in Section 4.1 of the Servicing Agreement.

          "REQUIRED REPORT" shall have the meaning specified in Section 4.1 of the Servicing Agreement.

          "REQUIREMENT OF LAW" for any Person shall mean the certificate or articles of incorporation or articles of association and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "RESIGNATION NOTICE" shall have the meaning specified in Section 6.2 of the Servicing Agreement.

          "RESPONSIBLE OFFICER" shall mean (i) when used with respect to the Trustee, any officer within the Corporate Trust Office of the Trustee including any Vice President, any Assistant Vice President, Trust Officer or Assistant Trust Officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and, in each case, having direct responsibility for the administration of this Agreement and (ii) when used with respect to any other Person, the Chairman of the Board, President, Chief Financial Officer, any Vice President, Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of such Person.

          "REVOLVING PERIOD" shall mean, with respect to any Outstanding Series, the meaning assigned to such term in the related Supplement for such Series.

          "S&P" shall mean Standard & Poor's Ratings Services, or any successor thereto.

          "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

          "SECURITIES INTERMEDIARY" shall have the meaning specified in Section 3.1(c)(ii).

          "SEC" shall mean the Securities and Exchange Commission.

          "SECURITIES ACCOUNT" shall have meaning set forth in Section 3.1(c).

          "SELLERS" shall mean (i) USSC in its capacity as Seller under the USSC Receivables Sale Agreement and any directly or indirectly wholly-owned subsidiary of USI which has been added as a Seller in accordance with the provisions of the USSC Receivables Sale Agreement and the other Transaction Documents (but, in each case, excluding any such Subsidiaries which have been terminated as Sellers in accordance with the provisions thereof and of the other Transaction Documents), and (ii) USFS in its capacity as Seller under the USFS Receivables Sale Agreement and any directly or indirectly wholly-owned subsidiary of USI which has been added as a Seller in accordance with the provisions of the USFS Receivables Sale Agreement and the other Transaction Documents (but, in each case, excluding any such Subsidiaries which have been terminated as Sellers in accordance with the provisions thereof and of the other Transaction Documents), all of the foregoing in their capacities as Sellers under such Receivables Sale Agreements; each, individually, a "SELLER".

          "SELLER ADJUSTMENT PAYMENTS" shall have the meaning specified in
Section 2.05 of the Receivables Sale Agreements.

          "SELLER REPURCHASE PAYMENTS" shall have the meaning specified in
Section 2.06 of the Receivables Sale Agreements.

          "SERIES" shall mean any series of Investor Certificates, the terms of which are set forth in a Supplement.

          "SERIES ACCOUNT" shall mean any deposit, trust, escrow, securities, reserve or similar account maintained for the benefit of the Investor Certificateholders of any Series or Class, as specified in any Supplement.

          "SERIES SUBORDINATED INTEREST" shall mean, with respect to any Series, the undivided retained interest of the Company in the Trust Assets, if any, which is subordinated to the Certificateholders' Interest of such Series, as set forth in the Supplement for such Series.

          "SERIES TERMINATION DATE" shall mean, with respect to any Outstanding Series, the meaning assigned to such term in the related Supplement for such Series.

          "SERVICE TRANSFER" shall have the meaning specified in Section 6.1 of the Servicing Agreement.

          "SERVICER" shall initially mean United Stationers Financial Services LLC in its capacity as Servicer under the Transaction Documents and, after any Service Transfer, the Successor Servicer.

          "SERVICER DEFAULT" shall have, with respect to any Series, the meaning specified in Section 6.1 of the Servicing Agreement and, if applicable, as supplemented by the related Supplement for such Series.

          "SERVICER INDEMNIFICATION AMOUNT" shall have the meaning specified in
Section 5.2(c) of the Servicing Agreement.

          "SERVICING AGREEMENT" shall mean that certain Second Amended and Restated Servicing Agreement, dated as of March 28, 2003, by and among the Company, United Stationers Supply Co., as Support Provider and the Trustee, as the same may be amended, restated, supplemented or otherwise modified from time to time.

          "SERVICING FEE" shall have the meaning specified in Section 2.5(a) of the Servicing Agreement.

          "SERVICING FEE PERCENTAGE" shall mean 1% per annum.

          "SETTLEMENT PERIOD" shall mean commencing with May 2001, each calendar month.

          "SETTLEMENT REPORT DATE" shall mean, except as otherwise set forth in the applicable Supplement, the 17th day of each calendar month (or if such 17th day is not a Business Day, the next succeeding Business Day).

          "SPECIFIED BANKRUPTCY OPINION PROVISIONS" shall mean the factual assumptions and the actions to be taken by any Seller, USFS or the Company, in each case as specified in the legal opinion of Weil, Gotshal & Manges LLP relating to certain bankruptcy matters and delivered on the Closing Date.

          "SUBORDINATED NOTE" shall have the meaning specified in Section 8.01 of the USFS Receivables Sale Agreement.

          "SUBSIDIARY" shall mean, as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having by the terms thereof ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time directly or indirectly owned, or the management of which is otherwise controlled, through one or more intermediaries, or both, by such Person.

          "SUCCESSOR SERVICER" shall have the meaning specified in Section 6.2 of the Servicing Agreement.

          "SUPPLEMENT" shall mean, with respect to any Series, a supplement to this Agreement complying with the terms of Section 5.10(c), executed in conjunction with the issuance of any Series.

          "SUPPORT PROVIDER" shall have the meaning set forth in the Servicing Agreement.

          "TARGET RECEIVABLES AMOUNT" shall mean, with respect to any Outstanding Series, the meaning assigned to such term in the related Supplement for such Series.

          "TARGETED HOLDER" shall have the meaning specified in Section 5.3(e).

          "TARGETED INVESTOR CERTIFICATE" shall have the meaning specified in
Section 5.3(d).

          "TAX OPINION" shall mean, with respect to any action, an Opinion of Counsel, which shall not be at the expense of the Trustee, to the effect that, for federal income tax purposes, (1) such action will not adversely affect the characterization as debt or as debt or an interest in a partnership (other than a partnership taxable as a corporation), as the case may be, of any Investor Certificates of any Outstanding Series or Class not retained by the Company,
(ii) following such action, the Trust will not be classified as an association or a publicly traded partnership taxable as a corporation, (iii) such action will not cause or constitute a taxable event in which gain or loss would be recognized by any Investor Certificateholder or the Trust and (iv) in the case of Section 5.9, the Investor Certificates of the new Series which are not retained by the Company will be characterized as debt or as an interest in a partnership (other than a partnership taxable as a corporation).

          "TERMINATION NOTICE" shall have the meaning specified in Section 6.1 of the Servicing Agreement.

          "TRANSACTION DOCUMENTS" shall mean the collective reference to this Agreement, the Servicing Agreement, each Supplement with respect to any Outstanding Series, the Receivables Sale Agreements, the Lockbox Agreements, the Intercreditor Agreement, the Certificates and any other documents delivered pursuant to or in connection therewith.

          "TRANSFER AGENT AND REGISTRAR" shall have the meaning specified in
Section 5.3 and shall initially be the Trustee.

          "TRANSFER DEPOSIT AMOUNT" shall have the meaning specified in Section 2.5(b).

          "TRANSFER OBLIGATION DATE" shall have the meaning specified in Section 2.5(a).

          "TRANSFERRED AGREEMENTS" shall have the meaning specified in Section 2.1(b).

          "TRUST" shall mean the United Stationers Receivables Master Trust created by this Agreement.

          "TRUST ACCOUNT" shall have the meaning, with respect to any Series, specified in the applicable Supplement for such Series.

          "TRUST ASSETS" shall have the meaning specified in Section 2.1.

          "TRUST TERMINATION DATE" shall have the meaning specified in Section 9.1(a).

          "TRUSTEE" shall mean the institution executing this Agreement as trustee, or its successor in interest or any successor trustee appointed as herein provided.

          "UCC" shall mean the Uniform Commercial Code, as amended from time to time, as in effect in any specified jurisdiction or if no jurisdiction is specified, as in effect in the State of New York.

          "UNITED STATES REGULATIONS" means 31 C.F.R. Part 357; 12 C.F.R. Part 615, Subpart O; 12 C.F.R. Part 912; 12 C.F.R. Part 1511; 24 C.F.R. Part 81; 31
C.F.R. Part 354; and 18 C.F.R. Part 1314.

          "USFS RECEIVABLES SALE AGREEMENT" shall have the meaning specified in the recitals hereto.

          "USI" shall mean United Stationers Inc., a Delaware corporation.

          "USSC" shall mean United Stationers Supply Co., an Illinois corporation.

          "USSC RECEIVABLES SALE AGREEMENT" shall have the meaning specified in the recitals hereto.

          Section 1.2   OTHER DEFINITIONAL PROVISIONS

                  (a) All terms defined in this Agreement, the Servicing Agreement or in any Supplement shall have such defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

                  (b) All capitalized terms used herein and not otherwise defined have the meanings assigned to such terms in Section 1.01 of the Receivables Sale Agreements.

                  (c) As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in
Section 1.1, and accounting terms partly defined in Section 1.1 to the extent not defined, shall have the respective meanings given to them under GAAP. To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under GAAP, the definitions contained herein shall control.

                  (d) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, subsection, Schedule and Exhibit references contained in this Agreement are references to Sections, subsections, Schedules and Exhibits in or to this Agreement unless otherwise specified.

                  (e) The definitions contained in Section 1.1 are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                  (f) Where a definition contained in Section 1.1 specifies that such term shall have the meaning set forth in the related Supplement, the definition of such term set forth in the related Supplement may be preceded by a prefix indicating (or include in its definition) the specific Series or Class to which such definition shall apply.

                  (g) Where reference is made in this Agreement or any related Supplement to the principal amount of Receivables, such reference shall, unless explicitly stated otherwise, be deemed a reference to the Principal Amount (as such term is defined in Section 1.1) of such Receivables.

                  (h) Any reference herein or in any other Transaction Document to a provision of the Internal Revenue Code or ERISA shall be deemed a reference to any successor provision thereto.

                  (i) To the extent that any provision of this Agreement or any other Transaction Document requires that a calculation be performed with respect to a date occurring prior to the effective date of such Transaction Document, such calculation shall be performed as provided therein as though such Transaction Document had been effective on and as of such prior date.

                                   ARTICLE II

                           CONVEYANCE OF RECEIVABLES;
                            ISSUANCE OF CERTIFICATES

          Section 2.1   CONVEYANCE OF RECEIVABLES.

                  (a) By execution and delivery of this Agreement, the Company does hereby transfer, assign, set over and otherwise convey to the Trustee, for the benefit of the Holders, without recourse (except as specifically provided herein), all of its present and future right, title and interest in, to and under:

                          (i) all Receivables, including those existing at the close of business on the Initial Closing Date and all Receivables thereafter arising from time to time until but not including the Trust Termination Date;

                         (ii)  the Related Property;

                        (iii)  all Collections;

                         (iv) all rights (including rescission, replevin or reclamation) relating to any Receivable or arising therefrom;

                          (v) each Lockbox , each Lockbox Account, the Collection Account and the Securities Account (each Lockbox Account, the Collection Account and the Securities Account collectively, the "ACCOUNTS"), including (A) all funds and other evidences of payment held therein and all certificates and instruments, if any, from time to time representing or evidencing any of such Accounts or any funds and other evidences of payment held therein, (B) all investments of such funds held in such Accounts and all certificates and instruments from time to time representing or evidencing such investments, (C) all notes, certificates of deposit and other instruments from time to time hereafter delivered or transferred to, or otherwise possessed by, the Trustee for and on behalf of the Company in substitution for any of the then existing Accounts (D) all Eligible Investments from time to held in, or credited thereto and (E) all interest, dividends, cash, instruments and other property from time to time held in any and all of the then existing Accounts; and

                         (vi) all monies due or to become due and all amounts received with respect to the items listed in clauses (i) through (v) and all proceeds (including, without limitation, whatever is received upon the sale, exchange, collection or other disposition of the foregoing and all "proceeds" as defined in Section 9-102 of the UCC as in effect in the State of New York) thereof, including all Recoveries relating thereto;

                  (b) The Company hereby transfers, assigns, sets over and otherwise conveys to the Trustee, for the benefit of the Holders, and grants to the Trustee, for the benefit of the Holders, a first priority perfected security interest in, all its right, title and interest in, to and under the following: each Receivables Sale Agreement and the Servicing Agreement, including in respect of each such agreement, (A) all property assigned thereunder and all rights of the Company to receive monies due and to become due under or pursuant to such agreement, whether payable as fees, expenses, costs or otherwise, (B) all rights of the Company to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to such agreement, (C) claims of the Company for damages arising out of or for breach of or default under such agreement, (D) the right of the Company to amend, waive or terminate such agreement, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder, (E) all other rights, remedies, powers, privileges and claims of the Company under or in connection with such agreement (whether arising pursuant to such agreement or otherwise available to the Company at law or in equity), including the rights of the Company to enforce such agreement and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or in connection therewith and (F) all monies due or to become due and all amounts received with respect to the items listed in clauses (A) through (F) and all proceeds (including, without limitation, whatever is received upon the sale, exchange, collection or other disposition of the foregoing and all "proceeds" as defined in Section 9-102 of the UCC as in effect in the State of New York) thereof, including all Recoveries relating thereto (all of the foregoing set forth in subclauses (A)-(F), inclusive, the "TRANSFERRED AGREEMENTS");

Such property described in the foregoing paragraphs (a) and (b), together with all investments and all monies on deposit in any other bank account or accounts maintained for the benefit of any Holders for payment to Holders shall constitute the assets of the Trust (the "TRUST ASSETS").

          Subject to Section 5.9, although it is the intent of the parties to this Agreement that the conveyance of the Company's right, title and interest in, to and under the Receivables and the other Trust Assets described in paragraph (a) pursuant to this Agreement shall constitute either a purchase and sale or a loan, in the event that such conveyance is deemed to create a loan this Agreement shall constitute a security agreement under applicable law in favor of the Trustee, for the benefit of the Holders. For this purpose and without being in derogation of the parties' intent stated in the immediately preceding sentence, the Company hereby grants to the Trustee, for the benefit of the Holders, a perfected first priority security interest in all of the Company's present and future right, title and interest in, to and under the Receivables and such other Trust Assets to secure the payment of the applicable Invested Amounts, interest thereon and the other fees and expenses and other amounts due to the Trustee and the Holders.

                  (c) The assignment, set over and conveyance to the Trust pursuant to Section 2.1(a) shall be made to the Trustee, on behalf of the Trust, and each reference in this Agreement to such assignment, set over and conveyance shall be construed accordingly. In connection with the foregoing assignment, except as expressly provided otherwise in the Transaction Documents, the Company and the Servicer agree to deliver to the Trustee each Trust Asset (including any original documents or instruments included in the Trust Assets as are necessary to effect such assignment) in which the transfer of an interest is perfected under the UCC or otherwise solely by possession and not by filing a financing statement or similar document.

          Notwithstanding the assignment of the Transferred Agreements set forth in Section 2.1(b), the Company does not hereby assign or delegate any of its duties or obligations under the USFS Receivables Sale Agreement to the Trust or the Trustee and neither the Trust nor the Trustee accepts such duties or obligations, and the Company shall continue to have the right and the obligation to purchase Receivables from USFS from time to time. The foregoing assignment, set-over and conveyance does not constitute and is not intended to result in a creation or an assumption by the Trust, the Trustee, any Investor Certificateholder or the Company, in its capacity as a Holder, of any obligation of the Servicer, USFS, the Company, any Seller or any other Person in connection with the Receivables or under any agreement or instrument relating thereto, including, without limitation, any obligation to any Obligor.

          In connection with such assignment, the Company agrees to record and file, at its own expense, any financing statements (and continuation statements with respect to such financing statements when applicable) or, where applicable, registrations in the appropriate records, (i) with respect to the Receivables now existing and hereafter created, including those conveyed to it pursuant to the USFS Receivables Sale Agreement and (ii) with respect to any other Trust Assets a security interest in which may be perfected under the relevant UCC, legislation or similar statute by such filing or registration, as the case may be, in each case meeting the requirements of applicable law in such manner and in such jurisdictions as are necessary to perfect and maintain perfection of the assignment of the Receivables and such other Trust Assets to the Trust, and to deliver a file-stamped copy or certified statement of such financing statement or registration or other evidence of such filing or registration to the Trustee on or prior to the date of issuance of any Certificates. The Trustee shall be under no obligation whatsoever to file such financing statement, or a continuation statement to such financing statement, or to make any other filing or other registration under the UCC, other relevant legislation or similar statute in connection with such transfer. The Trustee shall be entitled to rely conclusively on the filings or registrations made by or on behalf of the Company without any independent investigation and the Company's obligation to make such filings as evidence that such filings have been made.

          In connection with such assignment, the Company further agrees, at its own expense, on or prior to the Initial Closing Date to indicate, or to cause to be indicated, in its computer files containing its master database of Receivables and to cause USFS and each Seller to indicate in its records containing its master database of Receivables that Receivables have been conveyed to USFS or Company, as the case may be, pursuant to the applicable Receivables Sale Agreement or conveyed to the Trust for the benefit of the Holders pursuant to this Agreement.

          Section 2.2 ACCEPTANCE BY TRUSTEE. (a) The Trustee hereby acknowledges its acceptance on behalf of the Trust of all right, title and interest to the property, now existing and hereafter created, assigned to the Trust pursuant to Section 2.1 and declares that it shall maintain such right, title and interest, upon the trust herein set forth, for the benefit of all Holders.

                  (b) The Trustee shall have no power to create, assume or incur indebtedness or other liabilities in the name of the Trust other than as contemplated in this Agreement.

          Section 2.3 REPRESENTATIONS AND WARRANTIES OF THE COMPANY RELATING TO THE COMPANY. The Company hereby represents and warrants to the Trustee and the Trust, for the benefit of the holders of Certificates of each Outstanding Series, as of the Closing Date and as of the Issuance Date of such Series, that:

                  (a) ORGANIZATIONAL EXISTENCE: COMPLIANCE WITH LAW; GOVERNMENTAL APPROVALS. The Company (i) is a limited liability company duly formed, validly existing and in good standing under the laws of the Cayman Islands, (ii) has all requisite power and authority and all legal right to own and operate its properties, to lease the properties it operates as lessee and to conduct its business as now conducted and proposed to be conducted, (iii) is duly qualified to do business as a foreign limited liability company and is in good standing under the laws of each jurisdiction in which its business or activities requires such qualification, except where the failure to so qualify and be in good standing would not reasonably be likely to cause a Material Adverse Effect, and (iv) is in compliance with all Requirements of Law, except where the failure to comply would not reasonably be expected to have a Material Adverse Effect. The Company does not engage in activities prohibited by the Transaction Documents or its memorandum and articles of association.

                  (b) ORGANIZATIONAL POWER: AUTHORIZATION. The Company has the requisite power and authority, and the legal right, to execute, deliver and perform this Agreement and the other Transaction Documents to which it is a party and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement and the other Transaction Documents to which it is a party by or against the Company other than (1) those which have duly been obtained or made and are in full force and effect on the Closing Date or the relevant Issuance Date, as the case may be, (ii) any filings of UCC-1 financing statements or similar documents necessary to perfect the Company's or the Trust's interest in the Trust Assets,
(iii) those that may be required under state securities or "blue sky" laws in connection with the offering or sale of certificates and (iv) those the failure of which to obtain or make would not reasonably be expected to have a Material Adverse Effect. This Agreement and each other Transaction Document to which the Company is a party have been duly executed and delivered on behalf of the Company.

                  (c) ENFORCEABILITY. This Agreement and each of the other Transaction Documents to which the Company is a party (i) constitute the legal, valid and binding obligations of the Company enforceable against it in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights generally and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity) and (ii) are effective and all action has been taken to cause compliance with paragraph (n) of the definition of Eligible Receivables.

                  (d) NO LEGAL BAR. The execution, delivery and performance of this Agreement and the other Transaction Documents to which the Company is a party will not violate any Requirement of Law, and will not result in, or require, the creation or imposition of any Lien (other than Liens contemplated or permitted hereby) on any of its properties or revenues pursuant to any such Requirement of Law or Contractual Obligation.

                  (e) NO MATERIAL LITIGATION. There are no actions, suits, investigations or proceedings at law or in equity (including, without limitation, injunctions, writs or restraining orders) by or before any arbitrator, court or Governmental Authority now pending or, to the knowledge of the Company, threatened against or affecting the Company or any material properties, revenues or rights of the Company which (i) involve this Agreement or any of the other Transaction Documents or any of the transactions contemplated hereby or thereby, or (ii) could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The transactions contemplated hereunder and the use of the proceeds thereof will not violate any Requirement of Law.

                  (f) NO DEFAULT. The Company is not in default under or with respect to any of its Contractual Obligations. No Early Amortization Event or Potential Early Amortization Event has occurred and is continuing.

                  (g) TAX RETURNS. The Company has filed or caused to be filed all Federal and all other tax returns which are required to have been filed by it and has paid or caused to be paid all taxes shown thereon to be due and payable, and any material assessments made against it or any of its property. No tax Lien has been filed, and, to the knowledge of the Company, no material claim is being asserted, with respect to any such taxes. For purposes of this paragraph, "taxes" shall mean any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any Governmental Authority.

                  (h) LOCATION OF RECORDS: CHIEF EXECUTIVE OFFICE. The offices at which the Company keeps its records concerning the Receivables either (x) are located at the addresses set forth on Schedule II of the USSC Receivables Sale Agreement or (y) have been reported to the Trustee in accordance with the provisions of Section 2.8(1) of this Agreement. The chief executive office and principal place of business of the Company is located at one of the addresses set forth on Schedule 4, the Company's jurisdiction of organization is the Cayman Islands and the place where the Company is "located" for the purposes of
Section 9-307 of the UCC is the State of Illinois. The Company's organizational identification number assigned to it by its jurisdiction of organization in the Cayman Islands is CR-80735 and the Company's legal name is "USS Receivables Company, Ltd.". The Company has not, within the period of twelve months prior to the date of the Original Agreement, (i) changed the location of its principal place of business and chief executive office, its legal name or its organizational structure, (ii) changed its "location" (within the meaning of Section 9-307 of the UCC of all applicable jurisdictions) or (iii) become a "new debtor" (as defined in Section 9-102(a)(56) of the UCC of all applicable jurisdictions) with respect to a currently effective security agreement previously entered into by any other Person. The Company is a Cayman Islands limited liability company and has not changed its jurisdiction of organization.

                  (i) SOLVENCY. Both prior to and after giving effect to the transactions occurring on each Issuance Date, (i) the fair value of the assets of the Company at a fair valuation will exceed the debts and liabilities, subordinated, contingent or otherwise, of the Company; (ii) the present fair salable value of the property of the Company will be greater than the amount that will be required to pay the probable liabilities of the Company on its debts and other liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; (iii) the Company will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) the Company will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted. For all purposes of clauses (i) through (iv) above, the amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. The Company does not intend to, nor does it believe that it will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by it and the timing of and amounts of cash to be payable in respect of its Indebtedness.

                  (j) NOT A HOLDING COMPANY OR AN INVESTMENT COMPANY. Each of the Company and the Trust is not a "holding company" or a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or any successor statute. Each of the Company and the Trust is not and, after giving effect to the transactions contemplated hereby, will not be required to be registered as, an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or any successor statute.

                  (k) OWNERSHIP, SUBSIDIARIES. All of the issued and outstanding shares of the Company are owned, legally and beneficially, by USFS or a nominee for USFS, free and clear of any Lien, other than any Lien in favor of the administrative agent under the Credit Agreement. The Company will remain at all times a two-member limited liability company and USFS will not transfer its ownership interest in the Company at any time (except to a nominee who is an independent director of the Company). The Company has no Subsidiaries.

                  (l) NAMES. The legal name of the Company is as set forth in this Agreement. The Company has not had, nor does it have, any trade names, fictitious names, assumed names or "doing business as" names.

                  (m) LIABILITIES. Other than, (i) the liabilities, commitments or obligations (whether absolute, accrued, contingent or otherwise) arising under or in respect of the Transaction Documents and (ii) immaterial amounts due and payable in the ordinary course of business of a special-purpose company, the Company does not have any liabilities, commitments or obligations (whether absolute, accrued, contingent or otherwise), whether due or to become due.

                  (n) USE OF PROCEEDS; FEDERAL RESERVE BOARD REGULATION. No proceeds of the issuance of any Investor Certificates will be used by the Company to purchase or carry any margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time). The Company is in compliance with all applicable regulations of the Board of Governors of the Federal Reserve System (including, without limitation, Regulation U and with respect to "margin stock").

                  (o) COLLECTION PROCEDURES. The Company, USFS and each Seller have in place procedures pursuant to the Transaction Documents which are either necessary or advisable to ensure the timely collection of Receivables, including, without limitation, those procedure necessary to comply with Sections 2.7(f) and 2.7(h) of this Agreement.

                  (p) LOCKBOX ACCOUNTS. The conditions and requirements set forth in Sections 2.7(f) and 2.7(h) of this Agreement and Section 2.3 of the Servicing Agreement have at all times been satisfied and duly performed in all material respects. The names and addresses of all Lockbox Processors, together with the account numbers of the Lockbox Accounts at each Lockbox Processor and the post office box number of each Lockbox, are listed on Schedule III to the USSC Receivables Sale Agreement. The name(s) and address(es) of the financial institution(s) maintaining the Collection Account and the Securities Account are listed on Schedule II to this Agreement. The Company has not granted any Person, other than the Trustee as contemplated by this Agreement, dominion and control or "control" (within the meaning of Section 9-104 of the UCC of all applicable jurisdictions) of any Lockbox or Lockbox Account or of the Collection Account or the Securities Account, or the right to take dominion and control or "control" (within the meaning of Section 9-104 of the UCC of all applicable jurisdictions) of any such Lockbox or Lockbox Account or of the Collection Account or the Securities Account at a future time or upon the occurrence of a future event. The Company has taken all steps necessary to ensure that the Trustee has "control" (within the meaning of Section 9-104 of the UCC of all applicable jurisdictions) over all Lockboxes and Lockbox Accounts, the Collection Account and the Securities Account. Each Lockbox Agreement to which the Company is party is in full force and effect and each Lockbox Account set forth in Schedule III to the USSC Receivables Sale Agreement, the Collection Account and the Securities Account are free and clear of any Lien (other than any right of set-off expressly provided for in the applicable Lockbox Agreement).

                  (q) NO CONFLICT. The execution and delivery of this Agreement and the USFS Receivables Sale Agreement, the performance of the transactions contemplated hereby (including the issuance of the Certificates) and thereby and the fulfillment of the terms hereof and thereof will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under,
(i) any indenture, contract, agreement, mortgage, deed of trust, or other material instrument to which the Company is a party or by which it or any of its property is bound or (ii) its memorandum, articles of association or other organizational documents, or any shareholder agreements, member agreements, voting trusts or similar arrangements applicable to any of its authorized shares or equity interests.

                  (r) ALL CONSENTS REQUIRED. All appraisals, authorizations, consents, orders or other similar actions of any Person or of any governmental body or official required in connection with the execution and delivery of this Agreement, the USFS Receivables Sale Agreement and the Certificates, the performance of the transactions contemplated hereby and thereby, and the fulfillment of or terms hereof and thereof, have been obtained.

                  (s) BULK SALES. The execution, delivery and performance of this Agreement do not require compliance with any "bulk sales" law by the Company.

                  (t) MATERIAL ADVERSE EFFECT. The Company represents and warrants that since September 30, 2002, no event has occurred that has had, or would reasonably be expected to have a material adverse effect on (A) the financial condition or operations of the Company, (B) the ability of the Company to perform its obligations under the Transaction Documents, or (C) the collectibility of the Receivables generally or any material portion of the Receivables.

                  (u) ACCURACY OF INFORMATION. All information furnished on or after January 1, 2003 by the Company or any of its Affiliates to the Trustee, any Agent or any Holder for purposes of or in connection with this Agreement, any of the other Transaction Documents or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by the Company or any of its Affiliates to the Trustee, any Agent or any Holder will be, true and accurate in every material respect on the date such information is stated or certified and does not and will not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading.

          The representations and warranties set forth in this Section 2.3 shall survive after the date made and the transfer and assignment of the Trust Assets to the Trust. Upon discovery by a Responsible Officer of the Company or the Servicer or by a Responsible Officer of the Trustee of a breach of any of the foregoing representations and warranties with respect to any Outstanding Series as of the Issuance Date of such Series, the party discovering such breach shall give prompt written notice to the other parties and to each Agent with respect to all Outstanding Series. The Trustee's obligations in respect of any breach are limited as provided in Section 8.2(g).

          Section 2.4 REPRESENTATIONS AND WARRANTIES OF THE COMPANY RELATING TO THE RECEIVABLES. The Company hereby represents and warrants to the Trustee and the Trust, for the benefit of the holders of Certificates of each Outstanding Series, (x) as of the Closing Date, and (y) with respect to each Receivable transferred to the Trust after the Closing Date, as of the related Receivables Purchase Date, unless, in either case, otherwise stated in the applicable Supplement or unless such representation or warranty expressly relates only to a prior date, that:

                  (a)   [Intentionally Omitted].

                  (b) Each Receivable existing on the Initial Closing Date or, in the case of Receivables transferred to the Trust after the Initial Closing Date, on the date that each such Receivable shall have been transferred to the Trust, has been conveyed to the Trust free and clear of any Lien.

                  (c) On the Initial Closing Date, each Receivable transferred to the Trust that was included in the calculation of the initial Aggregate Receivables Amount was an Eligible Receivable and, in the case of Receivables transferred to the Trust after the Initial Closing Date, on the date such Receivable shall have been transferred to the Trust, each such Receivable that is included in the calculation of the Aggregate Receivables Amount on such date is an Eligible Receivable. Each Receivable classified as an "ELIGIBLE RECEIVABLE" by the Company in any document or report delivered hereunder satisfies the requirements of eligibility contained in the definition of Eligible Receivable.

                  (d) The Company has made an election to be treated as a disregarded entity for United States federal income tax purposes.

                  (e) The representations and warranties of USFS in the USFS Receivables Sale Agreement are true and correct in all material respects.

                  (f) Each Receivable, together with any contract, instrument and/or agreement with respect thereto, is the legal, valid and binding obligation of the related Obligor thereon, enforceable against such Obligor to pay the full Principal Amount thereof (and any accrued interest thereon) in accordance with its terms.

                  (g) Each Receivable, together with any contract, instrument and/or agreement related thereto, does not contravene any applicable law, rule or regulation (including, without limitation, laws, rules or regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices or privacy), which in any way renders such Receivable (or any contract, instrument and/or agreement related thereto) unenforceable or would otherwise impair in any material respect the collectibility of such Receivable.

                  (h) The Company has complied in all material respects with the applicable Policies with regard to each Receivable and the related contracts, instruments and/or agreements, and has not made any material change to the Policies, except in accordance with Section 2.8(j).

                  (i) The Company has determined that, immediately after giving effect to each transfer to the Trust hereunder, the Aggregate Receivables Amount is at least equal to the Aggregate Target Receivables Amount.

                  (j) PAYMENTS TO USFS. With respect to each Receivable transferred to the Company under the USFS Receivables Sale Agreement, the Company has given reasonably equivalent value to USFS in consideration therefor and such transfer was not made for or on account of an antecedent debt. No transfer by USFS of any Receivable under the USFS Receivables Sale Agreement is or may be voidable under any section of the Federal Bankruptcy Code.

          The representations and warranties set forth in this Section 2.4 shall survive after the date made and the transfer and assignment of the Trust Assets to the Trust. Upon discovery by a Responsible Officer of the Company or the Servicer or a Responsible Officer of the Trustee of a breach of any of the representations and warranties with respect to each Outstanding Series as of the Issuance Date of such Series, the party discovering such breach shall give prompt written notice to the other parties and to each Agent with respect to all Outstanding Series. The Trustee's obligations in respect of any breach are limited as provided in Section 8.2(g).

          Section 2.5   TRANSFER OF INELIGIBLE RECEIVABLES.

                  (a) TRANSFER OBLIGATION. If (i) any representation or warranty under Sections 2.4(a), (b) or (c) is not true and correct in any material respect as of the date specified therein with respect to any Receivable transferred to the Trust, (ii) there is a breach of any covenant under Section 2.8(c) with respect to any Receivable and such breach has a material adverse effect on the Certificateholders' Interest in such Receivable, (iii) the Trust's interest in any Receivable is not a first priority perfected ownership or security interest at any time as a result of any action taken by, or any failure to take action by, the Company, (iv) there is a breach of any covenant under
Section 2.8(p) or (v) any Dilution Adjustment is made (any Receivable as to which the conditions specified in any of clauses (i), (ii), (iii) or (v) of this
Section 2.5(a) exists is referred to herein as an "INELIGIBLE RECEIVABLE") then, upon the earlier (the date on which such earlier event occurs, the "TRANSFER OBLIGATION DATE") of the discovery by the Company of any such event which continues unremedied or receipt by the Company of written notice given by the Trustee or the Servicer of any such event which continues unremedied (but in the case of clause (iv), in no event later than 2 Business Days after such event occurs), the Company shall become obligated to deposit or cause to be deposited into the Collection Account the Transfer Deposit Amount with respect to such Ineligible Receivable in order to transfer such Ineligible Receivables on the terms and conditions set forth in Section 2.5(b) or, in the case of clause (iv), to remedy the breach under Section 2.8(p).

                  (b) TRANSFER OF RECEIVABLES. Subject to the last sentence of this Section 2.5(b), the Company shall, with respect to each Ineligible Receivable required to be transferred pursuant to Section 2.5(a), or, in the case of clause (iv) to remedy the breach under Section 2.8(p), deposit or cause to be deposited in the Collection Account in immediately available funds on the Business Day following the related Transfer Obligation Date an amount equal to the lesser of (x) the amount by which the Aggregate Target Receivables Amount exceeds the Aggregate Receivables Amount (after giving effect to the reduction thereof by the Principal Amount of such Ineligible Receivable) and (y) the aggregate outstanding Principal Amount of each such Ineligible Receivable (the "TRANSFER DEPOSIT AMOUNT"). Upon transfer or deposit of the Transfer Deposit Amount, the Trust shall automatically and without further action be deemed to transfer, assign, set over and otherwise convey to the Company, without recourse, representation or warranty, all the right, title and interest of the Trust in and to such Ineligible Receivable, all monies due or to become due with respect thereto and all proceeds thereof; and such transferred Ineligible Receivable shall be treated by the Trust as collected in full as of the date on which it was transferred. The Trustee shall execute such documents and instruments of transfer or assignment prepared by and at the expense of the Company and take such other actions as shall reasonably be requested by the Company to effect the conveyance of such Receivables pursuant to this Section 2.5(b) free and clear of the lien of this Agreement and all other liens created by the Trustee. Except as otherwise specified in any Supplement, the obligation of the Company to deposit or cause to be deposited the Transfer Deposit Amount with respect to any Ineligible Receivable shall constitute the sole remedy respecting the event giving rise to such obligation available to Investor Certificateholders (or the Trustee on behalf of Investor Certificateholders).

          Section 2.6 PURCHASE OF INVESTOR CERTIFICATEHOLDERS' INTEREST IN TRUST PORTFOLIO. (a) Upon the actual knowledge of a breach of any of the representations and warranties set forth in paragraphs (a), (b), (c), (d),
(e)(i) or (q) of Section 2.3, which breach has a material adverse effect on the interests of the holders of an Outstanding Series (without giving effect to any Enhancement) under or with respect to the Transaction Documents, then the Trustee, at the written direction of holders evidencing more than 50% of the Invested Amount of such Outstanding Series, subject to Section 8.2 hereof, shall notify the Company to purchase such Outstanding Series and the Company shall be obligated to make such purchase on the next Distribution Date occurring at least five Business Days after receipt of such notice on the terms and conditions set forth in Section 2.6(b) below; PROVIDED, HOWEVER, that no such purchase shall be required to be made if, by such Distribution Date, the representations and warranties contained in paragraphs (a), (b), (c), (d), (e)(i) or (q) of Section
2.3 shall be satisfied in all material respects and any material adverse effect on the holders of such Outstanding Series caused thereby shall have been cured.

                  (b) As required under Section 2.6(a) above, the Company shall deposit into the Collection Account for credit to the applicable subaccount of the Collection Account on the Business Day preceding such Distribution Date an amount equal to the purchase price (as described in the next succeeding sentence) for the Certificateholders' Interest for such Outstanding Series on such day. The purchase price for any such purchase will be equal to (i) the Adjusted Invested Amount of such Outstanding Series on the date on which the purchase is made plus (ii) an amount equal to all interest accrued but unpaid on such Series up to the Distribution Date on which the distribution of such deposit is scheduled to be made pursuant to Section 9.2 plus (iii) any other amount required to be paid in connection therewith pursuant to any Supplement. Notwithstanding anything to the contrary in this Agreement, the entire amount of the purchase price deposited in the Collection Account shall be distributed to the related Investor Certificateholders on such Distribution Date pursuant to
Section 9.2. If the Trustee gives notice directing the Company to purchase the Certificates of an Outstanding Series as provided above, except as otherwise specified in any Supplement, the obligation of the Company to purchase such Certificates pursuant to this Section 2.6 shall constitute the sole remedy respecting an event of the type specified in the first sentence of this Section
2.6 available to the applicable Investor Certificateholders (or the Trustee on behalf of such Investor Certificateholders).

          Section 2.7 AFFIRMATIVE COVENANTS OF THE COMPANY. The Company hereby covenants that, until the Trust Termination Date occurs, the Company shall:

                  (a) FINANCIAL STATEMENTS. Furnish to the Trustee, each Agent and the Rating Agencies, (i) as soon as available, but in any event within 125 days after the end of each fiscal year of the Company, a copy of the audited financial statements (which shall include the balance sheet, statement of income and retained earnings and statement of cash flows) of the Company as at the end of such year, all in reasonable detail and certified (without qualification as to scope) in a manner acceptable to the Trustee by independent public accountants acceptable to the Trustee as correct and fairly presenting in all material respects the financial position and results of operations of the Company; (ii) as soon as available, but in any event within 90 days after the end of the fiscal year of USI, a copy of the audited financial statements (which shall include the balance sheet, statement of income and retained earnings and statement of cash flow) of USI and its consolidated Subsidiaries as at the end of such year, all in reasonable detail and certified (without qualification as to scope) in a manner acceptable to the Trustee by independent public accountants acceptable to the Trustee as correct and fairly presenting in all material respects the financial position and results of operations of USI and its consolidated Subsidiaries; (iii) as soon as available, but in any event within 45 days after the close of the first three (3) quarterly periods of each of USI's fiscal years, and within 60 days after the close of the first three (3) quarterly periods of each of the Company's fiscal years, balance sheets of USI and its consolidated subsidiaries and balance sheets of the Company, each as at the close of each such period, and statements of income and retained earnings and a statement of cash flows for USI and its consolidated Subsidiaries and for the Company, each for the period from the beginning of such fiscal year to the end of such quarter, and (iv) as soon as available, but in any event within 60 days after the close of the first three (3) quarterly periods of each of USFS's fiscal years, and within 125 days after the close of the fourth quarterly period of each of USFS's fiscal years, balance sheets of USFS and its consolidated subsidiaries, each as at the close of each such period, and statements of income and retained earnings and a statement of cash flows for USFS and its consolidated Subsidiaries, each for the period from the beginning of such fiscal year to the end of such quarter, all certified by an appropriate Responsible Officer. Together with the financial statements required hereunder, furnish to the Trustee and each Agent a compliance certificate in substantially the form of Exhibit C hereto signed by an appropriate Responsible Officer of the Company or USI, as applicable, and dated the date of such annual financial statements.

                  (b) PAYMENT OF OBLIGATIONS: COMPLIANCE WITH OBLIGATIONS. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments, levies and other governmental charges at any time owing by it and all of its other material obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Company. The Company shall defend the right, title and interest of the Holders in, to and under the Receivables and the other Trust Assets, whether now existing or hereafter created, against all claims of third parties claiming through or under the Company, any Seller or the Servicer. The Company will duly fulfill all material obligations on its part to be fulfilled under or in connection with each Receivable and the other Trust Assets and will do nothing to impair the rights of the Holders in such Receivable and the other Trust Assets. The Company shall pay when due any taxes (including, without limitation, property, excise, transfer or similar taxes) arising with respect to, or payable in connection with, the Receivables and the other Trust Assets or on account of the transactions contemplated by the Transaction Documents.

                  (c) INSPECTION OF PROPERTY: BOOKS AND RECORDS; DISCUSSIONS. Keep proper books of records and accounts in which full, true and correct entries in conformity in all material respects with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and permit representatives of the Trustee upon reasonable advance notice (i) to visit and inspect any of its properties and examine and make copies of and abstracts from any of its books and records during normal business hours on any Business Day and as often as may reasonably be desired subject to the Company's normal security requirements and (ii) to discuss the business, operations, properties and financial and other condition of the Company with officers and employees of the Company and with its Independent Public Accountants; PROVIDED, that the Trustee shall notify the Company prior to any contact with such Independent Public Accountants and shall give the Company the opportunity to participate in such discussions. Without limiting the foregoing, at the Company's cost and expense, the Trustee or its agents or representatives may conduct audits of the Receivables on an annual basis (or more frequently in the Trustee's discretion if an Amortization shall have occurred).

                  (d) COMPLIANCE WITH LAW AND POLICIES. (i) Comply in all respects with all Requirements of Law applicable to the Company, except where the failure to so comply would not reasonably be expected to have a Material Adverse Effect; and preserve and maintain its limited liability company existence, rights, franchises and privileges in the jurisdiction of its organization, and qualify and remain qualified in good standing as a foreign entity in each jurisdiction in which its business activities requires such qualification, except where the failure to so qualify and be in good standing would not reasonably be expected to have a Material Adverse Effect.

                        (ii) perform and cause each Seller to perform (A) its obligations and otherwise comply in all material respects under all contracts, agreements or instruments related to the Receivables and (B) its obligations in accordance with, and comply in all material respects with, the applicable Policies in regard to each Receivable and the Related Property.

                  (e) PURCHASE OF RECEIVABLES. The Company will, and will require USFS to, perform each of their respective obligations and undertakings under and pursuant to the USFS Receivables Sale Agreement, will purchase Receivables thereunder in material compliance with the terms thereof and will not release the rights and remedies accorded to the Company under the USFS Receivables Sale Agreement. The Company will take all actions to perfect and enforce its rights and interests (and the rights and interests of the Trustee, each Agent and Holders as assignees of the Company) under the USFS Receivables Sale Agreement as the Trustee or any Agent may from time to time reasonably request, INCLUDING, WITHOUT LIMITATION, making claims to which it may be entitled under any indemnity, reimbursement or similar provision contained in the USFS Receivables Sale Agreement. The Company will purchase Receivables solely pursuant to (i) the USFS Receivables Sale Agreement or (ii) this Agreement.

                  (f) COLLECTIONS. The Company will cause (1) all proceeds from all Lockboxes to be directly deposited by a Lockbox Processor into a Lockbox Account and (2) each Lockbox and Lockbox Account and Collection Account and the Securities Account to be subject at all times to a Lockbox Agreement that is in full force and effect. The Company will instruct, or cause the Servicer to instruct, all

Obligors to pay all Collections directly to a Lockbox or Lockbox Account. In the event any payments relating to Receivables are remitted directly to the Company or any Affiliate of the Company, the Company will remit all such payments (or will cause all such payments to be remitted) directly to the applicable Lockbox Processor and deposited into the applicable Lockbox Account or the Collection Account within one Business Day following receipt thereof, and, at all times prior to such remittance, the Company or such Affiliate will itself hold or, if applicable, will cause such payments to be held in trust for the exclusive benefit of the Trustee and the Holders. The Company will maintain exclusive ownership of each Lockbox and Lockbox Account and the Collection Account and the Securities Account and shall not grant the right to take dominion and control or establish "control" (within the meaning of Section 9-104 of the UCC of all applicable jurisdictions) of any Lockbox or Lockbox Account or the Collection Account or Securities Account at a future time or upon the occurrence of a future event to any Person, except to the Trustee as contemplated by this Agreement. With respect to each Lockbox and Lockbox Account and the Collection Account and Securities Account, the Company shall take all steps necessary to ensure that the Trustee has "control" (within the meaning of Section 9-104 of the UCC of all applicable jurisdictions) over each such Lockbox and Lockbox Account and the Collection Account and Securities Account.

                  (g) NOTICES. Promptly (and, in any event, within five Business Days after a Responsible Officer of the Company becomes aware of such event) give written notice to the Trustee, each Rating Agency and each Agent for any Outstanding Series of:

                          (i) the occurrence of any Early Amortization Event or Potential Early Amortization Event;

                         (ii) any Lien on any Receivable or any other Trust Assets;

                        (iii) the entry of any judgment or decree or the institution or contingency of any litigation, arbitration proceeding, investigation or governmental proceeding against the Company and any material adverse development in any previously disclosed litigation, investigations or proceedings;

                         (iv) the occurrence of any event or condition that has had, or would reasonably be expected to have, a Material Adverse Effect.

                          (v) the occurrence of any "Purchase Termination Event" or "Potential Purchase Termination Event" or

     "Early Termination" under and as defined in any Receivables Sale Agreement;

                         (vi) the occurrence of a default or an event of default under any other financing arrangement pursuant to which the Company is a debtor or an obligor; and

                        (vii) any downgrade in the rating of any Indebtedness of USSC (if then rated) by S&P or by Moody's, setting forth the Indebtedness affected and the nature of such change.

                  (h) LOCKBOXES. Ensure that each Lockbox Account, the Collection Account and the Securities Account shall be free and clear of, and defend each Lockbox Account, the Collection Account and the Securities Account against, any Lien (other than the Lien in favor of the Trustee for the benefit of the Holders), writ, order, stay, judgment, warrant of attachment or execution or similar process.

                  (i)   SEPARATE ORGANIZATIONAL EXISTENCE.

                          (i) Maintain its own deposit, securities or other account or accounts, separate from those of any Affiliate, with commercial banking institutions or broker dealers and ensure that the funds of the Company will not be diverted to any other Person or for other than corporate uses of the Company, nor will such funds be commingled with the funds (other than funds consisting of (i) Excluded Receivables Payments or (ii) Collections remitted to a Collector pursuant to Section 2.3(a) of the Servicing Agreement; PROVIDED that, in each case, such funds shall not be commingled for more than two (2) Business Days) and only maintain bank accounts or other depository accounts to which the Company alone is the account party and from which the Company alone (or the Trustee hereunder) has the sole power to make withdrawals;

                         (ii) To the extent that it shares the same officers or other employees as any of its members or Affiliates, the salaries of and the expenses related to providing benefits to such officers and other employees shall be fairly allocated among such entities, to the extent practicable, on the basis of such entities' actual share of such costs and to the extent such allocation is not practicable, on a basis reasonably related to such entities' fair share of the salary and benefit costs associated with all such common officers and employees;

                        (iii) To the extent that it jointly contracts with any of its members or Affiliates to do business with vendors or service providers or to share overhead expenses, the costs incurred in so doing shall be allocated fairly among such entities, to the extent practicable, on the basis of such entities' actual share of such costs and to the extent such allocation is not practicable, on a basis reasonably related to such entities' fair share of such costs. To the extent that the Company contracts or does business with vendors or service providers where the goods and services provided are partially for the benefit of any other Person, the costs incurred in so doing shall be fairly allocated to or among such entities for whose benefit the goods or services are provided, to the extent practicable, on the basis of such entities' actual share of such costs and to the extent such allocation is not practicable, on a basis reasonably related to such entities' fair share of such costs. All material transactions between the Company and any of its Affiliates, whether currently existing or hereafter entered into, shall be only on an arm's-length basis, it being understood and agreed that the transactions contemplated in the Transaction Documents meet the requirements of this clause (iii);

                         (iv) Maintain a principal executive office at a separate address from the address of United Stationers Supply Co., USFS, and their Affiliates; PROVIDED that reasonably segregated offices in the same building shall constitute separate addresses for purposes of this clause (iv). To the extent that the Company and any of its members or Affiliates have offices in the same location, there shall be a fair and appropriate allocation of overhead costs among them, and each such entity shall bear its fair share of such expenses;

                          (v) Issue separate financial statements prepared not less frequently than annually and prepared in accordance with GAAP;

                         (vi) Conduct its affairs in its own name and strictly in accordance with its articles of association and observe all necessary, appropriate and customary limited liability company formalities, including, but not limited to, holding all regular and special members' and directors' meetings appropriate to authorize all limited liability company action, keeping separate and accurate minutes of its meetings, passing all resolutions or consents necessary to authorize actions taken or to be taken, and maintaining accurate and separate books, records and accounts, including, but not limited to, payroll and intercompany transaction accounts;

                        (vii) Not assume or guarantee any of the liabilities of any Seller, USFS, the Support Provider, the Servicer or any Affiliate of any thereof, it being understood that a shareholder's capital contribution is not such a guarantee or assumption;

                       (viii) Take, or refrain from taking, as the case may be, all other actions that are necessary to be taken or not to be taken in order to (x) ensure that the assumptions and factual recitations set forth in the Specified Bankruptcy Opinion Provisions remain true and correct in all material respects with respect to the Company and (y) comply with those procedures described in such provisions which are applicable to the Company;

                         (ix) Pay all of the Company's operating expenses and liabilities from the Company's own assets (except for certain payments by any Seller, USFS, or any other Subsidiary or Affiliate of any Seller or USFS, or other Persons pursuant to allocation arrangements that comply with the requirements of this Section 2.7(i)); and

                          (x) Without limiting Section 2.8(n), maintain its memorandum and articles of association and other organizational documents in conformity with this Agreement, such that it does not amend, restate, supplement or otherwise modify its memorandum, articles of association or other organizational documents in any respect that would impair its ability to comply with the terms or provisions of any of the Transaction Documents, including, without limitation, this Section 2.7(i).

                  (j) PRESERVATION OF ORGANIZATIONAL EXISTENCE. (i) Preserve and maintain its existence as a limited liability company, and its rights, franchises and privileges in the jurisdiction of its formation and (ii) qualify and remain qualified in good standing as a foreign limited liability company in each jurisdiction where the ownership of its properties and the conduct of its business require such qualification.

                  (k) NET WORTH. Maintain at all times a consolidated net worth inclusive of its interest in the Receivables and the Related Property, as determined in accordance with GAAP, at least equal to $45 million.

                  (l) OPTIONAL TERMINATION. If the Company shall deliver an Optional Termination Notice to the Trustee with respect to any Outstanding Series, the Company shall deliver an Optional Termination Notice to the Trustee with respect to all Outstanding Series.

                  (m) MAINTENANCE OF PROPERTY. Keep all material tangible property useful and necessary in its business in good working order and condition (normal wear and tear excepted), except to the extent that the failure to do any of the foregoing with respect to any such property would not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect with respect to the Company.

                  (n) OWNERSHIP; FURTHER ASSURANCES. Take (or cause each Seller to take) all necessary action to (i) vest legal and equitable title to the Receivables, the Related Property and the Collections purchased under the USFS Receivables Sale Agreement irrevocably in the Company, free and clear of any Liens other than Liens in favor of the Trustee for the benefit of the Holders (INCLUDING, WITHOUT LIMITATION, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect the Company's interest in such Receivables, Related Property and Collections and such other action to perfect, protect or more fully evidence the interest of the Company therein as the Trustee or any Agent may reasonably request), and (ii) establish and maintain, in favor of the Trustee, for the benefit of the Holders, a valid and perfected first priority undivided percentage ownership interest (and/or a valid and perfected first priority security interest) in all Receivables, Related Property and Collections to the full extent contemplated herein, free and clear of any Lien other than Liens in favor of the Trustee for the benefit of the Holders (INCLUDING, WITHOUT LIMITATION, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect the Trustee's (for the benefit of the Holders) interest in such Receivables, Related Property and Collections and such other action to perfect, protect or more fully evidence the interest of the Trustee for the benefit of the Holders as the Trustee or any Agent may reasonably request).

                  (o)   [Intentionally Omitted.]

                  (p) FINANCIAL INFORMATION. The Company will furnish or cause to be furnished to the Trustee and each Agent:

                          (i) SHAREHOLDERS OR MEMBERS STATEMENTS AND REPORTS. Promptly upon the furnishing thereof to the shareholders or members of the Company copies of all financial statements, reports and proxy statements so furnished.

                         (ii) S.E.C. FILINGS. Promptly upon the filing thereof, copies of all registration statements and annual, quarterly, monthly or other regular reports which the Company or any of its Subsidiaries files with the Securities and Exchange Commission.

                        (iii) OTHER INFORMATION. Promptly, from time to time, such other information, documents, records or reports relating to the Receivables or the condition or operations, financial or otherwise, of the Company as the Trustee or any Agent may from time to time reasonably request in order to protect the interests of the Trustee, the Trust, each Holder and/or each Agent under or as contemplated by this Agreement and the other Transaction Documents.

                  (q) POST-CLOSING DELIVERIES. (i) Deliver, within 30 days after the Closing Date, (A) time-stamped receipt copies of proper Uniform Commercial Code termination statements with respect to the financing statements listed on Schedule 6, (B) amended and restated organizational documents for the Company, in form and substance satisfactory to the Trustee and (C) an acknowledgment from JPMorgan Chase Bank as to the erroneous filing of a termination statement with respect to the financing statement identified on
Schedule 7 hereto; and (ii) execute and deliver to the Trustee, a control agreement with respect to the Collection Account and the Securities Account substantially in the form of Exhibit D hereto and acknowledge the Intercreditor Agreement, in each case within 5 days of receipt thereof.

                  (r) CLOSING OF LOCKBOX. On or before May 30, 2003, close the Lockbox Account maintained at The Northern Trust Company, as identified on
Schedule III to each of the USSC Receivables Sale Agreement and the USFS Receivables Sale Agreement, and from and after May 30, 2003, not permit any collections to be deposited to such Lockbox Account.

          Section 2.8 NEGATIVE COVENANTS OF THE COMPANY. The Company hereby covenants that, until the Trust Termination Date occurs, it shall not directly or indirectly:

                  (a) ACCOUNTING OF TRANSFERS. Prepare any financial statements which shall account for the transactions contemplated hereby in any manner other than as a transfer of Receivables and the other Trust Assets by the Company to the Trust or in any other respect account for or treat the transactions under this Agreement (including for financial accounting purposes, except as required by law) in any manner other than as transfers of Receivables and the other Trust Assets by the Company to the Trust; PROVIDED, HOWEVER, that this Section 2.8(a) shall not apply for any tax or tax accounting purposes.

                  (b) LIMITATION ON INDEBTEDNESS. Create, incur, assume or suffer to exist any Indebtedness, except: (i) Indebtedness evidenced by the Subordinated Note or the Contributed Note; (ii) Indebtedness representing fees, expenses and indemnities payable pursuant to and in accordance with the

Transaction Documents; and (iii) Indebtedness for services supplied or furnished to the Company in an amount not to exceed $10,000 at any one time outstanding; PROVIDED that any Indebtedness permitted hereunder and described in clauses (i) and (iii) shall be payable by the Company solely from funds available to the Company which are not otherwise needed to be applied to the payment of any amounts by the Company pursuant to any Pooling and Servicing Agreements and shall be non-recourse other than with respect to proceeds in excess of the proceeds needed to be so applied.

                  (c) LIMITATION ON LIENS. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired.

                  (d) LIMITATION ON GUARANTEE OBLIGATIONS. Become or remain liable, directly or contingently, in connection with any Indebtedness or other liability of any other Person, whether by guarantee, endorsement (other than endorsements of negotiable instruments for deposit or collection in the ordinary course of business and reimbursement and indemnification obligations in favor of the Trustee or the Investor Certificateholders as provided for under this Agreement and the other Transaction Documents), agreement to purchase or repurchase, agreement to supply or advance funds, or otherwise, except in connection with indemnification obligations of the Company to the limited extent provided in the Company's memorandum and articles of association; PROVIDED that any such indemnification shall be paid solely from funds available to the Company which are not otherwise needed to be applied to the payment of any amounts pursuant to any Pooling and Servicing Agreements, shall be non-recourse other than with respect to proceeds in excess of the proceeds necessary to make such payment, and shall not constitute a claim against the Company to the extent that insufficient proceeds exist to make such payment.

                  (e) LIMITATION ON FUNDAMENTAL CHANGES. Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or make any material change in its present method of conducting business, or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets other than the assignments and transfers contemplated hereby.

                  (f) LIMITATION ON DIVIDENDS AND OTHER PAYMENTS. Declare or pay any dividend on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of capital stock of the Company, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Company (any of the foregoing, a "restricted payment"), unless (i) at the date such restricted payment is made, the Company shall have made all payments in respect of its repurchase obligations pursuant to this Agreement outstanding at such date and (ii) such restricted payment is made no more frequently than on a monthly basis and is effected in accordance with all organizational and legal formalities applicable to the Company; PROVIDED, HOWEVER, that (A) no restricted payment shall be made on any date if (x) a Potential Early Amortization Event of a type referred to in clause (a)(ii) or
(a)(iii) of Section 7.1 or (y) an Early Amortization Event has occurred and is continuing (or would occur as a result of such payment) on such date and (B) all restricted payments made on any date shall be payable by the Company solely from funds available to the Company which are not otherwise needed on such date to be applied to the payment of any amounts by the Company pursuant to any Pooling and Servicing Agreement.

                  (g) BUSINESS OF THE COMPANY. Engage at any time in any business or business activity other than the acquisition of Receivables and Related Property pursuant to the USFS Receivables Sale Agreement, the assignments and transfers hereunder and the other transactions contemplated by the Transaction Documents, and any activity incidental to the foregoing and necessary or convenient to accomplish the foregoing, or enter into or be a party to any agreement or instrument other than in connection with the foregoing, except those agreements or instruments permitted under Section 2.8(i) or set forth on Schedule 5.

                  (h) LIMITATION ON INVESTMENTS, LOANS AND ADVANCES. Make any advance, loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes. debentures or other securities of or any assets constituting a business unit of, or make any other investment in, any Person, except for (i) any Exchangeable Company Interest, any Series Subordinated Interest, the Receivables, the Certificates and the other Trust Assets, (ii) the Subordinated Note and the Contributed Note and (iii) any other advance or loan made to USFS, PROVIDED, HOWEVER, that in the case of the preceding clause (iii),
(A) no (x) Potential Early Amortization Event of a type referred to in clause
(a)(ii) or (a)(iii) of Section 7.1 or (y) Early Amortization Event has occurred and is continuing at the time any such investment is made (or would occur as a result of such investment), (B) no amounts are outstanding under the Subordinated Note and the Contributed Note, (C) the loan made is a demand loan at a market rate of interest and (D) any such investment shall be made by the Company solely from funds available to the Company which are not otherwise needed to be applied to the payment of any amounts by the Company pursuant to any Pooling and Servicing Agreement.

                  (i)   AGREEMENTS.

                          (i)  Become a party to, or permit any of its
     properties to be bound by, any indenture, mortgage, instrument, contract, agreement, lease or other undertaking, except the Transaction Documents, leases of office space, equipment or other facilities for use by the Company in its ordinary course of business, employment agreements, service agreements, agreements relating to shared employees and the other Transaction Documents and agreements reasonably necessary or desirable to perform its obligations under the Transaction Documents.

                         (ii) Issue any power of attorney (except to the Trustee or the Servicer or except for the purpose of permitting any Person to perform any ministerial functions on behalf of the Company that are not prohibited by or inconsistent with the terms of the Transaction Documents).

                        (iii) Amend, supplement, restate, cancel, terminate, modify or waive any of the provisions of the USFS Receivables Sale Agreement or any Lockbox Agreement or request, consent or agree to or suffer to exist or permit any such amendment, supplement, restatement, cancellation, termination, modification or waiver or exercise any consent or approval rights granted to it thereunder or give any directive thereunder or otherwise grant any indulgence thereunder, without, in each case, the prior written consent of the Trustee and each Agent.

                  (j) POLICIES. Make any change or modification (or permit any change or modification to be made) in any material respect to the Policies, unless (i) such changes or modifications are necessary under any Requirement of Law, (ii) the Company shall have given the Trustee and each Agent at least 10 days notice prior to the effectiveness of such change or modification and delivered to the Trustee and each Agent a copy of the Policies then in effect and a notice indicating such change or amendment, (iii) such changes or modifications would not reasonably be likely to materially and adversely affect the collectibility of the Receivables or the credit quality of any newly created Receivables or (iv) the Rating Agency Condition is satisfied with respect thereto; PROVIDED, HOWEVER, that if any change or modification, other than a change or modification permitted pursuant to clause (i) or (ii) above, would be reasonably likely to materially and adversely affect the collectibility of the Receivables or the credit quality of any newly created Receivables, the consent of each Agent (or as specified in the related Supplement) shall be required to effect such change or modification.

                  (k) RECEIVABLES NOT TO BE EVIDENCED BY INSTRUMENTS. Subject to the delivery requirement set forth in Section 2.1(c), take any action to cause any Receivable then outstanding to be evidenced by any "instrument" other than, PROVIDED that the procedures set forth in Schedule 3 are fully implemented with respect thereto, an instrument which alone or together with a security agreement constitutes "chattel paper" (each as defined in the UCC as in effect in any state in which the Company's or the applicable Seller's chief executive office or books and records relating to such USFS's Receivable are located and the UCC as in effect in each such Person's jurisdiction of organization) or any title in bearer form, except in connection with its enforcement or collection of a Defaulted Receivable, in which event the Company shall deliver such instrument or title to the Trustee as soon as reasonably practicable but in no event more than five days after the execution thereof. The Company shall hold any chattel paper evidencing a Receivable as custodian for the Trustee.

                  (l) OFFICES. Move outside or within the state where such office is now located the location of its chief executive office or of any of the offices where it keeps its records with respect to the Receivables without
(i) in the case of moves outside such state, giving 30 days' prior written notice to the Trustee and each Rating Agency, (ii) in the case of moves within such state, giving the Trustee prompt notice of a change within the state where such office is now located of the location of its chief executive office or any office where it keeps its records with respect to the Receivables and (iii) taking all actions reasonably requested by the Trustee (including but not limited to all filings and other acts necessary or advisable under the UCC or similar statute of each relevant jurisdiction) in order to continue the Trust's first priority perfected ownership or security interest in all Receivables now owned or hereafter created; PROVIDED, HOWEVER, that the Company shall not change the location of its chief executive office to outside of the United States, or to a state which is within the Tenth Circuit unless (a) it delivers an Opinion of Counsel reasonably acceptable to the Rating Agencies to the effect that OCTAGON GAS SYSTEMS, INC. V. RIMMER, 995 F.2d 948 (10th Cir. 1993) ("Octagon") is no longer controlling precedent in the Tenth Circuit or (b) state law has amended the UCC to overrule Octagon.

                  (m) CHANGE IN NAME, JURISDICTION OF ORGANIZATION, STRUCTURE, LOCATION, ETC.. Change its name, jurisdiction of organization, identity or limited liability company or other organizational structure (within the meaning of Sections 9-503 and/or 9-507 of the UCC of all applicable jurisdictions), become a "new debtor" (as defined in Section 9-102(a)(56) of the UCC of all applicable jurisdictions) with respect to a currently effective security agreement previously entered into by any other Person, or change its "location" (within the meaning of Section 9-307 of the UCC of all applicable jurisdictions) without (i) giving 30 days' prior written notice to the Trustee and each Rating Agency and (ii) taking all actions reasonably requested by the Trustee (including but not limited to all filings and other acts necessary or advisable under the UCC or similar statute of each relevant jurisdiction) in order to continue the Trust's first priority perfected ownership or security interest in all Receivables now owned or hereafter created, all Related Property and all Collections.

                  (n) CHARTER. Amend or make any change or modification to its memorandum and articles of association without first satisfying the Rating Agency Condition (other than an amendment, change or modification made pursuant to changes in law of the state of its formation or amendments to change the Company's name (subject to compliance with clause (m) above), resident agent or address of resident agent).

                  (o) CHANGE IN PAYMENT INSTRUCTIONS TO OBLIGORS. Will not add or terminate any depositary institution, processing company or bank as a Lockbox Processor, or make any change in the instructions to Obligors regarding payments to be made to any Lockbox or Lockbox Account, unless the Trustee shall have received, at least ten (10) days before the proposed effective date therefor,
(i) written notice of such addition, termination or change and (ii) with respect to the addition of a Lockbox Processor or a Lockbox Account or Lockbox, an executed Lockbox Agreement with respect to the new Lockbox Account, Collection Account or Lockbox; PROVIDED, HOWEVER, that the Company may make changes in instructions to Obligors regarding payments if such new instructions require such Obligor to make payments to another existing Lockbox Account.

                  (p) AGGREGATE RECEIVABLES AMOUNT. Will not allow the Aggregate Receivables Amount to be less than the Aggregate Target Receivables Amount.

                  (q) EARLY TERMINATION. The Company will not designate any "Early Termination" (as defined in any Receivables Sale Agreement), or send any written notice to any Seller in respect thereof, without the prior written consent of the Trustee, except with respect to the occurrence of any such "Early Termination" that automatically arises pursuant to Section 6.1 of any Receivables Sale Agreement.

                                   ARTICLE III

                              RIGHTS OF HOLDERS AND
                    ALLOCATION AND APPLICATION OF COLLECTIONS

                    THE FOLLOWING PORTION OF THIS ARTICLE III
                           IS APPLICABLE TO ALL SERIES
                         EXCEPT TO THE EXTENT EXPRESSLY

                            PROVIDED OTHERWISE IN THE
                             SUPPLEMENT RELATING TO
                                  SERIES 2003-1

          Section 3.1 ESTABLISHMENT OF COLLECTION ACCOUNT; CERTAIN ALLOCATIONS. (a) The Servicer, for the benefit of the Holders as their interests appear in this Agreement, shall cause to be established and maintained in the name of the Company with an Eligible Institution or with the corporate trust department of the Trustee or an affiliate of the Trustee, a segregated trust account (the "COLLECTION ACCOUNT"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Holders.
Schedule 2, which is hereby incorporated into and made a part of this Agreement, identifies the Collection Account by setting forth the account number of such account, the account designation of such account and the name of the institution with which such account has been established. The Collection Account shall be divided into individual subaccounts for each Outstanding Series (each, respectively, a "SERIES COLLECTION SUBACCOUNT" and, collectively, the "SERIES COLLECTION SUBACCOUNTS") and for the Company (the "COMPANY COLLECTION SUBACCOUNT").

                  (b) AUTHORITY OF THE TRUSTEE IN RESPECT OF THE COLLECTION ACCOUNT AND HOLDERS INTERESTS THEREIN. (i) The Trustee, on behalf of the Holders, shall have the right to take sole dominion and control of the Collection Account, including the Series Collection Subaccounts and any investment subaccount thereof, and all funds and other property from time to time on deposit therein or credited thereto, pursuant to the terms of a Lockbox Agreement. If, at any time, the Servicer has actual notice or knowledge that any institution holding the Collection Account is other than the corporate trust department of the Trustee or an affiliate of the Trustee, or that the institution holding the Collection Account has ceased to be an Eligible Institution, the Servicer shall, with the consent of the Trustee, establish within 30 days a substitute account therefor with an Eligible Institution, transfer any cash and/or any instruments to such new account and from the date any such substitute accounts are established, such account shall be the Collection Account, provided that such new account shall be first become subject to a Lockbox Agreement. Neither the Company nor the Servicer, nor any person or entity claiming by, through or under the Company or Servicer, shall have any right title or interest in, except to the extent expressly provided under the Transaction Documents, or any right to withdraw any amount from, the Collection Account. Pursuant to the authority granted to the Servicer in Section 2.2(a) of the Servicing Agreement, the Servicer shall have the power, revocable by the Trustee for cause, to make withdrawals from and payments to the Collection Account for the purposes of carrying out the Servicer's or the Trustee's duties hereunder. The Trustee shall not be responsible for funds that are not on deposit with the Trustee.

                         (ii) Each Series of Investor Certificates shall represent a Fractional Undivided Interest in the Trust as indicated in the Supplement (including any Enhancement applicable to such Series as specified in the related Supplement) relating to such Series and the right to receive Collections and other amounts at the times and in the amounts specified in this Article III (as supplemented by the Supplement related to such Series) to be deposited in the Collection Account and any other accounts maintained for the benefit of the Investor Certificateholders or paid to the Investor Certificateholders (with respect to all outstanding Series, the "CERTIFICATEHOLDERS' INTEREST"). The "Exchangeable Company Interest" shall be the interest in the Trust not represented by any Series of Investor Certificates then outstanding or Series Subordinated Interests then in existence, including the right to receive Collections and other amounts at the times and in the amounts specified in this Article III to be paid to the Company (the "COMPANY INTEREST"), and each Series Subordinated Interest, if any, shall be the interest specified as such pursuant to the related Supplement; PROVIDED, HOWEVER, that no such Exchangeable Company Interest or Series Subordinated Interest shall include any interest in any Trust Account or any other accounts maintained for the benefit of the Investor Certificateholders, except as specifically provided in this
     Article III.

                  (c) ELIGIBLE INVESTMENTS. All amounts from time to time held in, deposited in or credited to, the Collection Account may be invested by the Servicer (on behalf of the Trustee) in Eligible Investments. All such investments shall at all times be and remain credited to an account, which if applicable, may be a subaccount of the Collection Account (the "SECURITIES ACCOUNT") subject to a securities control agreement in form and substance satisfactory to the Trustee. All income or other gain from investment of monies deposited in or credited to the Securities Account shall be deposited in or credited to the Securities Account immediately upon receipt, and any loss resulting from such investment shall be charged to the Securities Account. Funds on deposit in the Securities Account shall be invested in Eligible Investments that will mature no later than the Business Day immediately preceding the next Distribution Date. None of the Trustee, any Agent or any Holder shall be held liable in any way by reason of any insufficiency in the Securities Account resulting from any investment loss on any Eligible Investments.

                  (d) DAILY COLLECTIONS. (i) Promptly following its receipt of Collections in the form of available funds in the Lockbox Accounts, but in no event later than the Business Day following such receipt, the Servicer shall transfer, or cause to be transferred, all Collections on deposit (less the aggregate amount of set-offs permitted to be retained pursuant to any applicable Lockbox Agreement) in the form of immediately available funds in the Lockbox Accounts directly to the Collection Account.

                         (ii)  [Intentionally Omitted].

                        (iii) On each Business Day, the Servicer shall allocate from Aggregate Daily Collections deposited into the Collection Account pursuant to subsection (d)(i) above on such Business Day, to the respective Series Collection Subaccount, an amount equal to the product of (x) the applicable Invested Percentage for such Outstanding Series and (y) such Aggregate Daily Collections.

                         (iv)  [Intentionally Omitted].

                          (v) On each Business Day, except as otherwise provided in a Supplement, the Servicer shall transfer to the Company Collection Subaccount from Aggregate Daily Collections deposited into the Collection Account pursuant to subsection (d)(i) above on such Deposit Date an amount equal to the aggregate Reinvestment Amount for all Outstanding Series (less an amount equal to the costs and expenses, if any, incurred by the Trustee with respect to the sale of the Receivables pursuant 9.1(b) and reimbursable to the Trustee as provided in Section 8.5), to the extent of funds or on deposit in the Collection Account on such date after giving effect to transfers to be made pursuant to Section (d)(iii) above.

                  (e)   [Intentionally Omitted]

                  (f) ALLOCATIONS FOR THE EXCHANGEABLE COMPANY INTEREST. (i) Until the commencement and continuance of an Early Amortization Period, on each Business Day and, after the occurrence and continuance of an Early Amortization Period and until the Trust Termination Date, on each Distribution Date, after making all allocations required pursuant to Section 3.1(d), the Servicer shall transfer to the owner of the Exchangeable Company Interest the remaining amount on deposit in the Company Collection Subaccount.

                  (g)   SET-OFF. (i) In addition to the provisions of
Section 8.5, if the Company shall fail to make a payment as provided in this Agreement or any Supplement, the Servicer or the Trustee may set off and apply any amounts otherwise payable to the Company under any Pooling and Servicing Agreement. The Company hereby waives demand, notice or declaration of such set-off and application; PROVIDED that notice will promptly be given to the Company of such set-off; PROVIDED FURTHER that failure to give such notice shall not affect the validity of such set-off.

                         (ii) In addition to the provisions of Section 8.5, in the event the Servicer shall fail to make a payment as provided in any Pooling and Servicing Agreement, the Trustee may set off and apply any amounts otherwise payable to the Servicer in its capacity as Servicer under the Transaction Documents on account of such obligation. The Servicer hereby waives demand, notice or declaration of such set-off and application; PROVIDED that notice will promptly be given to the Servicer of such set-off; PROVIDED FURTHER that failure to give such notice shall not affect the validity of such set-off.

                  (h) ALLOCATION AND APPLICATION OF FUNDS. The Servicer shall apply all Collections with respect to the Receivables as described in this
Article III and in the Supplement with respect to each Outstanding Series. The Servicer shall pay Collections to the owner of the Exchangeable Company Interest to the extent such Collections are allocated to the Exchangeable Company Interest under Section 3.1(f) and as otherwise provided in this Article III. Notwithstanding anything in this Agreement, any Supplement or any other Transaction Document to the contrary, to the extent that the Servicer receives any Required Report and immediately available funds prior to 2:00 p.m., Chicago time, on any Business Day, the Servicer shall make any applications of funds required thereby on the same Business Day and otherwise on the next succeeding Business Day.

                 THE REMAINDER OF ARTICLE III SHALL BE SPECIFIED IN THE SUPPLEMENT WITH RESPECT TO EACH SERIES.
                 SUCH REMAINDER SHALL BE APPLICABLE ONLY TO THE
                   SERIES RELATING TO THE SUPPLEMENT IN WHICH
                             SUCH REMAINDER APPEARS.

                                   ARTICLE IV

                             ARTICLE IV IS RESERVED
                     AND MAY BE SPECIFIED IN ANY SUPPLEMENT
                   WITH RESPECT TO THE SERIES RELATING THERETO

                                    ARTICLE V
                         THE CERTIFICATES AND INTERESTS

          Section 5.1 THE CERTIFICATES. The Investor Certificates of each Series and any Class thereof shall be in fully registered form and shall be substantially in the form of the exhibits with respect thereto attached to the

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applicable Supplement. The Certificates shall, upon issue, be executed and delivered by the Company to the Trustee for authentication and redelivery as provided in Section 5.2. Except as otherwise set forth in the related Supplement, the Investor Certificates shall be issued in minimum denominations of $1,000,000 and in integral multiples of $100,000 in excess thereof unless otherwise specified in any Supplement for any Series and Class. Unless otherwise specified in any Supplement for any Series, the Investor Certificates shall be issued upon initial issuance as a single global certificate in an original principal amount equal to the Initial Invested Amount with respect to such Series. The Company is hereby authorized to execute and deliver each Certificate on behalf of the Trust. Each Certificate shall be executed by manual or facsimile signature on behalf of the Company by a Responsible Officer. Certificates bearing the manual or facsimile signature of the individual who was, at the time when such signature was affixed, authorized to sign on behalf of the Company or the Trustee shall not be rendered invalid, notwithstanding that such individual has ceased to be so authorized prior to or on the date of the authentication and delivery of such Certificates or does not hold such office at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by or on behalf of the Trustee by the manual signature of a duly authorized signatory, and such certificate of authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication but failure to do so shall not render them invalid.

          Section 5.2 AUTHENTICATION OF CERTIFICATES. The Trustee shall authenticate and deliver the initial Series of the Investor Certificates that is issued upon original issuance, upon the written order of the Company in a form reasonably satisfactory to the Trustee, to the holders of the initial Series of Investor Certificates, against payment to the Company of the Initial Invested Amount. The Investor Certificates shall be duly authenticated by or on behalf of the Trustee in authorized denominations equal to (in the aggregate) the Initial Invested Amount and the interests evidenced thereby, together with any Series Subordinated Interest and the Exchangeable Company Interest, shall constitute the entire ownership of the Trust. Upon a Company Exchange as provided in
Section 5.10 and the satisfaction of certain other conditions specified therein, the Trustee shall authenticate and deliver the Certificates of additional Series (with the designation provided in the applicable Supplement) (or, if provided in any Supplement, the additional Investor Certificates of an existing Series), upon the written order of the Company, to the Persons designated in such Supplement. Upon the order of the Company, the Investor Certificates of any Series shall be duly authenticated by or on behalf of the Trustee, in authorized denominations equal to (in the aggregate) the Initial Invested Amount of such Series of Investor Certificates.

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

          Section 5.3   REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES.
(a) The Trustee shall cause to be kept at the office or agency to be maintained by a transfer agent and registrar (which may be the Trustee) (the "Transfer Agent and Registrar") in accordance with the provisions of Section 8.16 a register (the "Certificate Register") in which, subject to such reasonable regulations as the Trustee may prescribe, the Transfer Agent and Registrar shall provide for the registration of the Investor Certificates and of transfers and exchanges of the Investor Certificates as herein provided. The Company hereby appoints the Trustee as the initial Transfer Agent and Registrar for the purpose of registering the Investor Certificates and transfers and exchanges of the Investor Certificates as herein provided. The Company, or the Trustee, as agent for the Company, may revoke such appointment as Transfer Agent and Registrar and remove the then-acting Transfer Agent and Registrar if the Trustee or the Company (as applicable) determines in its sole discretion that the then-acting Transfer Agent and Registrar has failed to perform its obligations under this Agreement in any material respect. The then-acting Transfer Agent and Registrar shall be permitted to resign as Transfer Agent and Registrar upon 30 days' written notice to the Company, the Trustee and the Servicer; PROVIDED, HOWEVER, that such resignation shall not be effective and the Trustee shall continue to perform its duties as Transfer Agent and Registrar until the Trustee has appointed a successor Transfer Agent and Registrar reasonably acceptable to the Company and such successor Transfer Agent and Registrar has accepted such appointment. The provisions of Sections 8.1, 8.2, 8.3, 8.5 and 10.19 shall apply to the Trustee also in its role as Transfer Agent and Registrar for so long as the Trustee shall act as Transfer Agent and Registrar.

          The Company hereby agrees to provide the Trustee from time to time sufficient funds, on a timely basis and in accordance with and subject to
Section 8.5, for the payment of any reasonable compensation payable to the Transfer Agent and Registrar for its services under this Section 5.3. The Company, Trustee and Transfer Agent and Registrar shall agree on such compensation in writing. The Trustee hereby agrees that, upon the receipt of such funds from the Company, it shall promptly pay the Transfer Agent and Registrar such amounts.

          Upon surrender for registration of transfer of any Investor Certificate at any office or agency of the Transfer Agent and Registrar maintained for such purpose, the Company shall execute, and, upon the written request of the Company, the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Investor Certificates in authorized denominations of the same Series representing like aggregate Fractional Undivided Interests and which bear numbers that are not contemporaneously outstanding.

          At the option of an Investor Certificateholder, Investor Certificates may be exchanged for other Investor Certificates of the same Series in authorized

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

denominations of like aggregate Fractional Undivided Interests, bearing numbers that are not contemporaneously outstanding, upon surrender of the Investor Certificates to be exchanged at any such office or agency of the Transfer Agent and Registrar maintained for such purpose.

          Whenever any Investor Certificates of any Series are so surrendered for exchange, the Company shall execute, and, upon the written request of the Company, the Trustee shall authenticate and (unless the Transfer Agent and Registrar is different from the Trustee, in which case the Transfer Agent and Registrar shall) deliver, the Investor Certificates of such Series which the Investor Certificateholder making the exchange is entitled to receive. Every Investor Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer substantially in the form attached to the form of such Investor Certificate and duly executed by the holder thereof or his attorney-in-fact duly authorized in writing delivered to the Trustee (unless the Transfer Agent and Registrar is different from the Trustee, in which case to the Transfer Agent and Registrar) and complying with any requirements set forth in the applicable Supplement.

          No service charge shall be made for any registration of transfer or exchange of Investor Certificates, but the Transfer Agent and Registrar may require any Investor Certificateholder that is transferring or exchanging one or more Certificates to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Investor Certificates.

          All Investor Certificates surrendered for registration of transfer and exchange shall be cancelled and disposed of in a customary manner satisfactory to the Trustee.

          The Company shall execute and deliver Certificates to the Trustee or the Transfer Agent and Registrar in such amounts and at such times as are necessary to enable the Trustee and the Transfer Agent and Registrar to fulfill their respective responsibilities under this Agreement and the Certificates.

          No interest of any Investor Certificateholder in the Receivables may be transferred other than by means of a transfer of an Investor Certificate.

                  (b) The Transfer Agent and Registrar will maintain at its expense in Chicago, Illinois and, subject to Section 5.3(a), if specified in the related Supplement for any Series, any other city designated in such Supplement, an office or offices or agency or agencies where Investor Certificates may be surrendered for registration or transfer or exchange.

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                  (c)   Unless otherwise stated in any related Supplements,
registration of transfer of Certificates containing a legend relating to restrictions on transfer of such Certificates (which legend shall be set forth in the Supplement relating to such Investor Certificates) shall be effected only if the conditions set forth in the related Supplement are complied with.

          Certificates issued upon registration or transfer of, or in exchange for, Certificates bearing the legend referred to above shall also bear such legend unless the Company, the Servicer, the Trustee and the Transfer Agent and Registrar receive an Opinion of Counsel satisfactory to each of them, to the effect that such legend may be removed.

                  (d) (i) The Company may not transfer, assign, exchange or otherwise pledge or convey the Series Subordinated Interest of any Series or the Exchangeable Company Interest except, with respect to the Exchangeable Company Interest, pursuant to Section 5.10.

                         (ii) Neither the Company nor the Servicer shall at any time participate in the listing of any Targeted Investor Certificate (as defined below) on an "established securities market" within the meaning of
     Section 7704(b)(1) of the Internal Revenue Code and any proposed, temporary or final treasury regulation thereunder as of the date hereof, including, without limitation, an over-the-counter or interdealer quotation system that regularly disseminates firm buy or sell quotations. "TARGETED INVESTOR CERTIFICATE" shall mean any Certificate representing a right to receive interest or principal with respect to any Class or Series of Investor Certificates with respect to which an Opinion of Counsel has not been rendered that such Certificates will be treated as debt for federal income tax purposes (it being understood that any Certificate with respect to which an Opinion of Counsel has been rendered that such Certificate will be treated either as debt or as an interest in a partnership for federal income tax purposes shall be a Targeted Investor Certificate).

                  (e) (i) No transfer of a Targeted Investor Certificate or grant of a participation therein shall be permitted if (A) such transfer or grant would cause the number of Targeted Holders (as defined below) to exceed 75 or (B) the transferee or grantee, as the case may be, is a trust, partnership or "S corporation" (within the meaning of Section 1361(a) of the Code) (a "FLOW-THROUGH ENTITY"), unless less than 50% of the value of any beneficial ownership interest in such flow-through entity is attributable to such flow-through entity's direct or indirect interest in Targeted Investor Certificates. "TARGETED HOLDER" shall mean each Holder of or participant in

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

a Targeted Investor Certificate; PROVIDED, HOWEVER, that any Person holding more than one interest with respect to the Investor Certificates or the Trust, each of which separately would cause such Person to be a Targeted Holder, shall be treated as a single Targeted Holder.

                         (ii) Any determination by the Transfer Agent and Registrar (in accordance with the information contained in the Certificate Register and the certifications made by each transferee and participant pursuant to the applicable Supplement, upon which information the Transfer Agent and Registrar may conclusively rely) that the event described in either clause (i)(A) or (i)(B) of this Section 5.3(e) would occur as the result of a transfer of a Targeted Investor Certificate or the grant of a participation therein shall be (X) communicated in writing to the transferring or granting Investor Certificateholder prior to the effective date set out in the notice of transfer or participation required by, or otherwise provided for under, the related Supplement and (Y) binding upon the parties absent manifest error.

          Section 5.4   MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES. If
(a) any mutilated Certificate is surrendered to the Transfer Agent and Registrar, or the Transfer Agent and Registrar receives evidence in the form of a certification by the holder thereof of the destruction, loss or theft of any Certificate and (b) there is delivered to the Transfer Agent and Registrar and the Trustee such security or indemnity as may be required by them to save the Trust and each of them harmless, then, in the absence of actual notice to a Responsible Officer of the Trustee or Transfer Agent and Registrar that such Certificate has been acquired by a bona fide purchaser, the Company shall execute and, upon the written request of the Company, the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and aggregate Fractional Undivided Interest and bearing a number that is not contemporaneously outstanding. In connection with the issuance of any new Certificate under this Section 5.4, the Trustee or the Transfer Agent and Registrar may require the payment by the Holder of a sum sufficient to cover any tax or other governmental expenses (including the fees and expenses of the Trustee and Transfer Agent and Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section 5.4 shall constitute conclusive and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          Section 5.5 PERSONS DEEMED OWNERS. At all times prior to due presentation of a Certificate for registration of transfer, the Company, the Trustee, the Paying Agent, the Transfer Agent and Registrar, any Agent and any agent of any

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

of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to
Article IV of the related Supplement and for all other purposes whatsoever, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar, any Agent nor any agent of any of them shall be affected by any notice to the contrary. Notwithstanding the foregoing provisions of this Section 5.5, in determining whether the holders of the requisite Fractional Undivided Interests have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Certificates owned by the Company, the Servicer or any Affiliate thereof shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver; only Certificates which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Certificates so owned by the Company, the Servicer or any Affiliate thereof which have been pledged in good faith shall not be disregarded and may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Certificates and that the pledgee is not the Company, the Servicer or an Affiliate thereof.

          Section 5.6 APPOINTMENT OF PAYING AGENT. The Paying Agent shall make distributions to Investor Certificateholders from the Collection Account (and/or any other account or accounts maintained for the benefit of Holders as specified in the related Supplement for any Series) pursuant to Articles III and IV. The Trustee may revoke such power and remove the Paying Agent if the Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. Unless otherwise specified in the related Supplement for any Series and with respect to such Series, the Paying Agent shall initially be the Trustee and, if the Trustee so chooses, any co-paying agent chosen by the Trustee. Each Paying Agent shall have a combined capital and surplus of at least $50,000,000. The Paying Agent shall be permitted to resign upon 30 days' written notice to the Trustee. In the event that the Paying Agent shall so resign, the Trustee shall appoint a successor to act as Paying Agent (which shall be a depositary institution or trust company) reasonably acceptable to the Company which appointment shall be effective on the date on which the Person so appointed gives the Trustee written notice that it accepts the appointment. Any resignation or removal of the Paying Agent and appointment of successor Paying Agent pursuant to this Section 5.6 shall not become effective until acceptance of appointment by the successor Paying Agent, as provided in this Section 5.6. The Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed by the Trustee to execute and deliver to the Trustee an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Trustee that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Investor Certificateholders in trust for the benefit

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of the Investor Certificateholders entitled thereto until such sums shall be paid to such Holders. The Paying Agent shall return all unclaimed funds to the Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Trustee. The provisions of Sections 8.1, 8.2, 8.3, 8.5 and 10.19 shall apply to the Trustee also in its role as Paying Agent, for so long as the Trustee shall act as Paying Agent. Any reference in this Agreement to the Paying Agent shall include any co-paying agent, if any, unless the context requires otherwise.

          The Company hereby agrees to provide the Trustee from time to time sufficient funds, on a timely basis and in accordance with and subject to
Section 8.5, for the payment of any reasonable compensation payable to the Paying Agent for its services under this Section 5.6. The Trustee hereby agrees that, upon the receipt of such funds from the Company, it shall promptly pay the Paying Agent such amounts.

          Section 5.7 ACCESS TO LIST OF INVESTOR CERTIFICATEHOLDERS' NAMES AND ADDRESSES. The Trustee will furnish or cause to be furnished by the Transfer Agent and Registrar to the Company, the Servicer or the Paying Agent, within ten Business Days after receipt by the Trustee of a written request therefor from the Company, the Servicer or the Paying Agent, respectively, in writing, a list of the names and addresses of the Investor Certificateholders as then recorded by or on behalf of the Trustee. If three or more Investor Certificateholders of record or any Investor Certificateholder of any Series or a group of Investor Certificateholders of record representing Fractional Undivided Interests aggregating not less than 10% of the Invested Amount of the related Outstanding Series (the "Applicants") apply in writing to the Trustee, and such application states that the Applicants desire to communicate with other Investor Certificateholders of any Series with respect to their rights under this Agreement or under the Investor Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Trustee, after having been adequately indemnified by such Applicants for its costs and expenses, shall transfer or shall cause the Transfer Agent and Registrar to transmit, such communication to the Investor Certificateholders reasonably promptly after the receipt of such application.

          Every Investor Certificateholder, by receiving and holding an Investor Certificate, consents to the disclosure of its name and address as provided above and agrees with the Trustee that neither the Trustee, the Transfer Agent and Registrar, nor any of their respective agents, officers, directors or employees shall be held accountable by reason of the disclosure or mailing of any such information as to the names and addresses of the Investor Certificateholders hereunder, regardless of the sources from which such information was derived.

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

          As soon as practicable following each Record Date, the Trustee shall provide to the Paying Agent or its designee, a list of Investor
Certificateholders in such form as the Paying Agent may reasonably request.

          Section 5.8 AUTHENTICATING AGENT. (a) The Trustee may appoint one or more authenticating agents with respect to the Certificates which shall be authorized to act on behalf of the Trustee in authenticating the Certificates in connection with the issuance, delivery, registration of transfer, exchange or repayment of the Certificates. Whenever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an authenticating agent and a certificate of authentication executed on behalf of the Trustee by an authenticating agent. Each authenticating agent must be acceptable to the Company.

                  (b) Any institution succeeding to the corporate trust business of an authenticating agent shall continue to be an authenticating agent without the execution or filing of any paper or any further act on the part of the Trustee or such authenticating agent.

                  (c) An authenticating agent may at any time resign by giving written notice of resignation to the Trustee. Upon the receipt by the Trustee of any such notice of resignation and upon the giving of any such notice of termination by the Trustee, the Trustee shall immediately give notice of such resignation or termination to the Company. Any resignation of an authenticating agent shall not become effective until acceptance of appointment by the successor authenticating agent as provided in this Section 5.8. The Trustee may at any time terminate the agency of an authenticating agent by giving notice of termination to such authenticating agent. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an authenticating agent shall cease to be acceptable to the Trustee or the Company, the Trustee promptly shall appoint a successor authenticating agent. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an authenticating agent. No successor authenticating agent (other than an Affiliate of the Trustee) shall be appointed unless reasonably acceptable to the Trustee and the Company.

                  (d) The Company hereby agrees to provide the Trustee from time to time sufficient funds, on a timely basis and in accordance with and subject to Section 8.5, for the payment of any reasonable compensation payable to each authenticating agent for its services under this Section 5.8. The Trustee hereby

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agrees that, upon the receipt of such funds from the Company it shall pay each authenticating agent such amounts.

                  (e) The provisions of Sections 8.1, 8.2, 8.3 and 8.5 shall be applicable to any authenticating agent.

                  (f) Pursuant to an appointment made under this Section 5.8, the Certificates may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

          "This is one of the Certificates described in the Second Amended and Restated Pooling Agreement, dated as of March 28, 2003, among USS Receivables Company, Ltd., United Stationers Financial Services LLC, as Servicer, and Bank One, NA (Main Office Chicago), as Trustee.

as Authenticating Agent
for the Trustee

     By
       --------------------------------
       Authorized Signatory"

          Section 5.9 TAX TREATMENT. It is the intent of the Servicer, the Company, the Investor Certificateholders and the Trustee that, for federal, state and local income and franchise tax purposes, the Investor Certificates be treated as evidence of indebtedness secured by the Trust Assets and the Trust not be characterized as a "publicly traded partnership" or an association taxable as a corporation. The Company and the Trustee, by entering into this Agreement, and each Investor Certificateholder, by its acceptance of its Investor Certificate, agree to treat the Investor Certificates for federal, state and local income and franchise tax purposes as indebtedness. The parties hereto agree that they shall not cause or permit the making, as applicable, of any election under Treasury Regulation Section 301.7701-3 whereby the Trust or any portion thereof would be treated as a corporation for federal income tax purposes and, except as required by Section 8.11, shall not file tax returns or obtain any federal employer identification number for the Trust but shall treat the Trust as a security device for such purposes. The provisions of this Agreement and all related Transaction Documents shall be construed to further these intentions of the parties. This SECTION 5.9 shall survive the termination of this Agreement and shall be binding on all transferees of any of the foregoing persons.

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

          Section 5.10 COMPANY EXCHANGES. (a) The Company may, in accordance with the procedures set forth below, call for an adjustment of the Exchangeable Company Interest in exchange for (i) an increase in the Invested Amount of a Class of Investor Certificates of an Outstanding Series and an increase in the related Series Subordinated Interest or (ii) one or more newly issued Series of Investor Certificates and the related newly created Series Subordinated Interest (a "NEW SERIES") (any such exchange, a "COMPANY EXCHANGE"). The Company may perform a Company Exchange by notifying the Trustee, in writing at least 30 days in advance (an "EXCHANGE NOTICE") of the date upon which the Company Exchange is to occur (an "EXCHANGE DATE"). Any Exchange Notice shall state the designation of any Series (and/or Class, if applicable) to be issued (or supplemented) on the Exchange Date and, with respect to each such Series (and/or Class, if applicable): (a) its additional or Initial Invested Amount, as the case may be, if any, which in the aggregate at any time may not be greater than the current value of the Exchangeable Company Interest, if any, at such time, (b) its Certificate Rate (or the method for allocating interest payments or other cash flow to such Series), if any, and (c) whether such New Series will be a companion series to an Outstanding Series (an "EXISTING COMPANION SERIES"; and together with the New Series, a "COMPANION SERIES"). On the Exchange Date, the Trustee shall, upon the written order of the Company, authenticate and deliver any Certificates evidencing an increase in the Invested Amount of a Class of Investor Certificates or a newly issued Series only upon delivery by the Company to the Trustee of the following (together with the delivery by the Company to the Trustee of any additional agreements, instruments or other documents as are specified in the related Supplement): (a) a Supplement executed by the Company and specifying the Principal Terms of such Series (PROVIDED that no such Supplement shall be required for any increase in the Invested Amount of a Class of Investor Certificates unless it is so required by the related Supplement),
(b) a Tax Opinion addressed to the Trustee and the Trust, (c) a General Opinion addressed to the Trustee and the Trust and (d) written confirmation from each Rating Agency that the Company Exchange will not result in the Rating Agency's reducing or withdrawing its rating on any then Outstanding Series rated by it. Upon the delivery of the items listed in clauses (a) through (d) above, the existing Exchangeable Company Interest and the applicable Series Subordinated Interests, as the case may be, shall be deemed cancelled, the Trustee shall issue the applicable Series of Investor Certificates, dated the Exchange Date, and the applicable Series Subordinated Interests and the new Exchangeable Company Interest shall be deemed duly created, in each case as provided above. There is no limit to the number of Company Exchanges that the Company may perform under this Agreement. If the Company shall, on any Exchange Date, retain any Investor Certificates issued on such Exchange Date, it shall, prior to transferring any such Certificates to another Person, obtain a Tax Opinion. Additional restrictions relating to a Company Exchange may be set forth in any Supplement.

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

                  (b) Upon any Company Exchange, the Trustee, in accordance with the written directions of the Company, shall issue to the Company under
Section 5.1, for execution and redelivery to the Trustee for authentication under Section 5.2, (i) one or more Certificates representing an increase in the Invested Amount of an Outstanding Series or (ii) one or more new Series of Investor Certificates. Any such Certificates shall be substantially in the form specified in the applicable Supplement and each shall bear, upon its face, the designation for such Series to which each such certificate belongs so selected by the Company.

                  (c) In conjunction with a Company Exchange, the parties hereto shall, except as otherwise provided in subsection (a) above, execute a supplement to this Agreement, which shall define, with respect to any additional Investor Certificates or newly issued Series, as the case may be: (i) its name or designation, (ii) its additional or initial principal amount, as the case may be (or method for calculating such amount), (iii) its coupon rate (or formula for the determination thereof), (iv) the interest payment date or dates and the date or dates from which interest shall accrue, (v) the method for allocating Collections to Holders, including the applicable Investor Percentage, (vi) the names of any accounts to be used by such Series and the terms governing the operation of any such accounts, (vii) the issue and term of a letter of credit or other form of Enhancement, if any, with respect thereto, (viii) the terms, if any, on which the Certificates of such Series may be repurchased by the Company or may be remarketed to other investors, (ix) the Series Termination Date, (x) any deposit account maintained for the benefit of Holders, (xi) the number of Classes of such Series, and if more than one Class, the rights and priorities of each such Class, (xii) the rights of the owner of the Exchangeable Company Interest that have been transferred to the holders of such Series, (xiii) the designation of any Series Accounts and the terms governing the operation of any such Series Accounts, (xiv) provisions acceptable to the Trustee concerning the payment of the Trustee's fees and expenses and (xv) other relevant terms (all such terms, the "PRINCIPAL TERMS" of such Series). The Supplement executed in connection with the Company Exchange shall contain administrative provisions which are reasonably acceptable to the Trustee.

                  (d) In order for a New Series to be part of a Companion Series, the Supplement for the related Existing Companion Series must provide for or permit the Amortization Period to commence on the Issuance Date for such New Series, and on or prior to the Issuance Date for the New Series the Servicer and the Company shall take all actions, if any, necessary to cause the Amortization Period for such Existing Companion Series to commence on such Issuance Date. The proceeds from the issuance of the New Series shall be deposited in the applicable Series Collection Sub-account and the Company shall, on the Issuance Date for such New Series, deposit into the applicable Series Collection Sub-account the amount of interest that will accrue on the New Series over a period specified in the related

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Supplement for such New Series. On each day on which principal is paid to the holders of the Existing Companion Series, the Trustee shall distribute to the Company from the applicable Series Collection Sub-account of the New Series an amount (up to the amount of available funds in such account) equal to the amount distributed on such day to the Investor Certificateholders of any Existing Companion Series; PROVIDED that, after giving effect to such distributions, the Aggregate Receivables Amount shall equal or exceed the sum of (i) the Target Receivables Amount with respect to such Existing Companion Series on such day, plus (ii) the Target Receivables Amount with respect to the New Series on such day, plus (iii) the Target Receivables Amount with respect to any other Outstanding Series on such day; PROVIDED FURTHER that the Trustee may conclusively rely on the calculations of the Servicer of such amounts.

                  (e) Except as specified in any Supplement for a related Series, all Investor Certificates of any Series shall be equally and ratably entitled as provided herein to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Agreement and the applicable Supplement.

          Section 5.11 BOOK-ENTRY CERTIFICATES. If specified in any related Supplement, the Investor Certificates, or any portion thereof, upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates, to be delivered to the depository specified in such Supplement (the "DEPOSITORY") which shall be the Clearing Agency, specified by, or on behalf of, the Company for such Series. The Investor Certificates shall initially be registered on the Certificate Register in the name of the nominee of such Clearing Agency, and no Certificate Book-Entry Holder will receive a definitive certificate representing such Certificate Book-Entry Holder's interest in the Investor Certificates, except as provided in
Section 5.13. Unless and until definitive, fully registered Investor Certificates ("DEFINITIVE CERTIFICATES") have been issued to Holders pursuant to
Section 5.13 or the related Supplement:

                  (a) the provisions of this Section 5.11 shall be in full force and effect;

                  (b) the Company, the Servicer and the Trustee may deal with each Clearing Agency for all purposes (including the making of distributions on the Investor Certificates) as the Holder without respect to whether there has been any actual authorization of such actions by the Certificate Book-Entry Holders with respect to such actions;

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                  (c)   to the extent that the provisions of this Section 5.11
conflict with any other provisions of this Agreement, the provisions of this
Section 5.11 shall control; and

                  (d) the rights of Certificate Book-Entity Holders shall be exercised only through the Clearing Agency and the related Clearing Agency Participants and shall be limited to those established by law and agreements between such related Certificate Book-Entry Holders and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Depository Agreement, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Investor Certificates to such Clearing Agency Participants.

Notwithstanding the foregoing, no Class or Series of Investor Certificates may be issued as Book Entry Certificates (but, instead, shall be issued as Definitive Certificates) unless at the time of issuance of such Class or Series the Company and the Trustee receive an opinion of independent counsel that the Certificates of such Class or Series will be treated as indebtedness for federal income tax purposes.

          Section 5.12 NOTICES TO CLEARING AGENCY. Whenever notice or other communication to the Holders is required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificate Book-Entry Holders pursuant to Section 5.13, the Trustee shall give all such notices and communications specified herein to be given to the Investor Certificateholders to the Clearing Agencies.

          Section 5.13 DEFINITIVE CERTIFICATES. If (a) (i) the Company advises the Trustee in writing that any Clearing Agency is no longer willing or able to properly discharge its responsibilities under the applicable Depository Agreement, and (ii) the Company is unable to locate a qualified successor, (b) the Company, at its option, advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (c) after the occurrence of a Servicer Default, Certificate Book-Entry Holders representing Fractional Undivided Interests aggregating more than 50% of the Invested Amount held by such Certificate Book-Entry Holders of each affected Series then issued and outstanding advise the Clearing Agency through the Clearing Agency Participants in writing, and the Clearing Agency shall so notify the Trustee, that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Certificate Book-Entry Holders, the Trustee shall notify the Clearing Agency, which shall be responsible to notify the Certificate Book-Entry Holders, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Book-Entry Holders requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Clearing Agency, accompanied by registration

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instructions from the Clearing Agency for registration, the Trustee shall issue the Definitive Certificates. Neither the Company nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.

                                   ARTICLE VI

                             OTHER MATTERS RELATING
                                 TO THE COMPANY

          Section 6.1 LIABILITY OF THE COMPANY. The Company shall be liable for all obligations, covenants, representations and warranties of the Company arising under or related to this Agreement or any Supplement. Except as provided in the preceding sentence and otherwise herein, the Company shall be liable only to the extent of the obligations specifically undertaken by it hereunder.

          Section 6.2 LIMITATION ON LIABILITY OF THE COMPANY. Except as provided in Sections 6.1 or otherwise provided herein, neither the Company nor any of its directors or officers or employees or agents, in their capacity as transferor of, or in connection with the transfer of, Receivables and Related Property hereunder, shall be under any liability to the Trust, the Trustee, the Holders or any other Person for any action taken or for refraining from the taking of any action pursuant to this Agreement, whether or not such action or inaction arises from express or implied duties under this Agreement; PROVIDED, HOWEVER, that this provision shall not protect the Company against any liability which would otherwise be imposed by reason of willful misconduct, bad faith or gross negligence in the performance of any duties or by reason of reckless disregard of any obligations and duties hereunder; PROVIDED, FURTHER, that this provision shall not protect any such director, officer, employee or agent against any liability which would otherwise be imposed on such Person pursuant to applicable law or the Company's memorandum or articles of association by reason of willful misconduct, bad faith or gross negligence in the performance of such Person's duties or by reason of reckless disregard of such Person's obligations and duties hereunder. The Company and any director or officer or employee or agent of the Company may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person (other than, in the case of the Company, the Company or the Servicer) respecting any matters arising hereunder.

                                   ARTICLE VII

                            EARLY AMORTIZATION EVENTS

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          Section 7.1   EARLY AMORTIZATION EVENTS. Unless modified with respect
to any Series of Investor Certificates by any related Supplement, if any one of the following events (each, an "EARLY AMORTIZATION EVENT") shall occur:

                  (a) (i) the Company shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or the Company shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Company any case, proceeding or other action of a nature referred to in clause (i) above which remains undismissed, undischarged or unbonded for a period of 5 days or an order for relief, decree, adjudication or appointment shall occur; or (iii) there shall be commenced against the Company any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief; or (iv) the Company shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) the Company shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due;

                  (b) the Trust or the Company shall become an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

                  (c) the Trust is characterized for federal income tax purposes as a "publicly traded partnership" or as an association taxable as a corporation;

                  (d) the Trustee shall be appointed as Successor Servicer pursuant to Section 6.2(b) of the Servicing Agreement; or

                  (e)   [Intentionally Omitted];

                  (f) there shall have been a breach of the covenant contained in Section 5.1(u) of either of the Receivables Sale Agreements, without regard for any applicable grace or cure period.

then: (i) in the case of the occurrence of an event described in clause (a)(ii) above, the Trustee may, and at the direction of Investor Certificateholders evidencing more than 50% of the Aggregate Invested Amount with respect to all Outstanding Series,

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shall, by written notice, declare that an early amortization period has commenced with respect to all Outstanding Series as of the date of such notice;
(ii) in the case of the occurrence of any other event described above in Section 7.1(a), without any notice or other action on the part of the Trustee or any Investor Certificateholder an early amortization period shall commence immediately upon the occurrence of such event (any such period under clause (i) or (ii), an "Early Amortization Period"). The Servicer shall notify each Rating Agency and the Trustee in writing of the occurrence of any Early Amortization Period, specifying the cause thereof. Further, upon the commencement against the Company of a case, proceeding or other action described in clause (a)(ii) or
(iii) above, the Company shall not purchase Receivables from any Seller, or transfer Receivables to the Trust, until such time, if any, as such case, proceeding or other action is vacated, discharged, or stayed or bonded pending appeal.

          Additional Early Amortization Events and the consequences thereof may be set forth in each Supplement with respect to the Series relating thereto.

          Section 7.2 ADDITIONAL RIGHTS UPON THE OCCURRENCE OF CERTAIN EVENTS. If an Early Amortization Event specified in paragraph (a) of Section 7.1(a) with respect to the Company occurs, the Company shall immediately cease to transfer Receivables to the Trust and shall promptly give notice to the Trustee of such occurrence. Notwithstanding any cessation of the transfer to the Trust of additional Receivables, Receivables transferred to the Trust prior to the occurrence of such Insolvency Event and Collections in respect of such Receivables and interest, whenever created, accrued in respect of such Receivables, shall continue to be a part of the Trust.

                                  ARTICLE VIII

                                   THE TRUSTEE

          Section 8.1 DUTIES OF TRUSTEE. (a) The Trustee, prior to the occurrence of a Servicer Default or Early Amortization Event of which a Responsible Officer of the Trustee has actual knowledge and after the curing of all Servicer Defaults and Early Amortization Events which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in the Pooling and Servicing Agreements or any Supplement and no implied covenants or obligations shall be read into such Pooling and Servicing Agreements against the Trustee. After the occurrence of a Servicer Default or Early Amortization Event to the actual knowledge of a Responsible Officer of the Trustee (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it in its capacity as Trustee by any Pooling and Servicing Agreement and any Supplement and shall use the same degree of care and skill in their exercise as a

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prudent person would exercise or use under the circumstances in the conduct of such person's own affairs. The provisions of this Section shall be applicable to the Trustee in its capacity as Trustee hereunder. If the Trustee shall have succeeded to the obligations of the Servicer, the provisions of the Servicing Agreement shall govern the actions of the Trustee as Successor Servicer. Without limiting the foregoing, the Trustee is hereby authorized (and, by its acceptance of a Certificate or an interest in the Trust, each Holder hereby agrees) to enter into the Intercreditor Agreement.

                  (b) The Trustee may conclusively rely as to the truth of the statements and the correctness of the opinions expressed therein upon resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee and believed by it to be genuine and to have been signed or presented to it pursuant to any Pooling and Servicing Agreement by the proper party or parties and the Trustee shall not be responsible for the accuracy of or verification of any information contained in any report, including any calculation contained therein, provided to it pursuant to this Agreement; provided in the case of any of the above which are specifically required to be furnished to the Trustee pursuant to any provision of the Pooling and Servicing Agreements, the Trustee shall, subject to Section 8.2, examine them to determine whether they substantially conform to the requirements of this Agreement.

                  (c) Subject to Section 8.1(a), no provision of this Agreement or any Supplement shall be construed to relieve the Trustee, from liability for its own grossly negligent action, its own grossly negligent failure to act or its own misconduct; provided, however, that:

                          (i) The Trustee shall not in its individual capacity be liable for an error of judgment unless it shall be proved that the Trustee was grossly negligent, or acted in bad faith, in ascertaining the pertinent facts;

                         (ii) The Trustee shall not in its individual capacity be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with this Agreement or at the direction of the Servicer or the holders of Investor Certificates evidencing in excess of 50% (or such lesser percentage as set forth in any applicable provision) of the Aggregate Invested Amount;

                        (iii) The Trustee shall not be charged with knowledge of any failure by the Servicer to comply with any of its obligations, unless a Responsible Officer of the Trustee receives written notice of such failure from the Servicer, any Agent or any Investor Certificateholder;

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                         (iv)  The Trustee shall not be charged with knowledge
     of a Servicer Default or Early Amortization Event unless a Responsible Officer shall have received written notice of such default or event from the Servicer, any Agent or any Investor Certificateholder. In the absence of receipt of such notice, the Trustee may conclusively assume that there is no Servicer Default or Early Amortization Event;

                          (v)  So long as the Trustee has followed the
     instructions of the Servicer, the Trustee shall not in any way be held liable by reason of any insufficiency in any Account or subaccount thereof held by or on behalf of the Trustee resulting from any investment loss on any Eligible Investment included therein; and

                         (vi) The Trustee shall have no duty to monitor the performance of the Servicer, nor shall it have any liability in connection with malfeasance or nonfeasance by the Servicer. The Trustee shall have no liability in connection with compliance of the Servicer or the Company with statutory or regulatory requirements related to the Receivables.

                  (d) The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties under any Pooling and Servicing Agreement or in the exercise of any of its rights or powers, if the Trustee has reason to believe that the repayment of such funds or adequate indemnity against such risk or liability is not assured to it (to the Trustee's satisfaction), and none of the provisions contained in any Pooling and Servicing Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any obligations of the Servicer under such Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of such Agreement.

                  (e) Except as expressly provided in any Pooling and Servicing Agreement, the Trustee shall have no power to vary the corpus of the Trust.

                  (f)   [Intentionally Omitted].

                  (g)   [Intentionally Omitted].

                  (h) Subject to the other provisions of this Agreement and without limiting the generality of this Section 8.1, the Trustee shall have no duty (i)

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to see to any insurance with respect to the Trust Assets, or (ii) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Assets other than from funds available in the Collection Account.

                  (i) The right of the Trustee to perform its obligations enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its gross negligence or willful misconduct in the performance of such act.

                  (j) The Trustee shall not be required to give any bond or surety in respect of the execution of the Trust created hereby or the powers granted hereunder.

          Section 8.2   RIGHTS OF THE TRUSTEE. Except as otherwise provided in
Section 8.1:

                  (a) The Trustee may conclusively rely on and shall be protected in acting on, or in refraining from acting in accord with, any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, appraisal, bond, note or other paper or document believed by it to be genuine and to have been signed or presented to it pursuant to any Pooling and Servicing Agreement by the proper party or parties;

                  (b) The Trustee may consult with counsel of its choice (at the Company's expense) and any Opinion of Counsel or any advice of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                  (c) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by any Pooling and Servicing Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Holders, pursuant to the provisions of any Pooling and Servicing Agreement, unless such Holders shall have offered to the Trustee security or indemnity to the Trustee's satisfaction against the costs, expenses and liabilities which may be incurred therein or thereby; provided, however, that nothing contained herein shall relieve the Trustee of the obligations, upon the occurrence of a Servicer Default or Early Amortization Event of which a Responsible Officer of the Trustee has written notice (which has not been cured), to exercise such of the rights and powers vested in it by any Pooling and Servicing Agreement, and to use the same degree of care and skill in their exercise as a prudent

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person would exercise or use under the circumstances in the conduct of such person's own affairs. The right of the Trustee to perform its obligations enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its gross negligence or willful misconduct in the performance of any such act;

                  (d) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by any Pooling and Servicing Agreement; provided that the Trustee shall be liable for its gross negligence or willful misconduct;

                  (e) The Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, direction, order, approval, bond, note or other paper or document, or to recompute the amount of any allocations or distributions contained in any direction from the Servicer provided for under the Agreement, unless requested in writing so to do by the holders of Investor Certificates evidencing Fractional Undivided Interests aggregating more than 50% of the Invested Amount of any Series which could be adversely affected if the Trustee does not perform such acts; provided, however, that such holders of Investor Certificates shall reimburse the Trustee for any reasonable expense resulting from any such investigation requested by them; provided, further, that the Trustee shall be entitled to make such further inquiry or investigation into such facts or matters as it may reasonably see fit, and if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books and records of the Company pursuant to Section 2.7(d), personally or by agent or attorney, at the sole cost and expense of the Company;

                  (f) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through affiliates, agents or attorneys or a custodian or nominee, and the Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such affiliate, agent, attorney, custodian or nominee appointed with due care by it hereunder;

                  (g) The Trustee shall not be required to make any initial or periodic examination of any documents or records related to the Receivables or the Accounts for the purpose of establishing the presence or absence of defects, the compliance by the Company with its representations and warranties or for any other purpose; and

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                  (h)   In the event that the Trustee is also acting as Paying
Agent or Transfer Agent and Registrar hereunder, the rights and protections afforded to the Trustee pursuant to this Article VIII shall also be afforded to such Paying Agent or Transfer Agent and Registrar.

          Section 8.3 TRUSTEE NOT LIABLE FOR RECITALS IN CERTIFICATES. The Trustee assumes no responsibility for the correctness of the recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates). The Trustee makes no representations as to the validity or sufficiency of any Pooling and Servicing Agreement or of the Certificates (other than the certificate of authentication on the Certificates) or of any Receivable or related document. The Trustee shall not be accountable for the use or application by the Company of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company in respect of the Receivables or deposited in or withdrawn from the Accounts or other accounts hereafter established to effectuate the transactions contemplated herein and in accordance with the terms of any Pooling and Servicing Agreement.

          The Trustee shall not be accountable for the use or application by the Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Servicer in respect of the Receivables or deposited in or withdrawn from the Accounts or any Lockbox by or at the direction of the Servicer or the Lockbox Processor, in each case unless the Trustee, acting in its capacity as Successor Servicer, itself makes such use or application. The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Receivable.

          Section 8.4 TRUSTEE MAY OWN CERTIFICATES. The Trustee in its individual or any other capacity (a) may become the owner or pledgee of Investor Certificates with the same rights as it would have if it were not the Trustee and (b) may transact any banking and trust business with the Company, the Servicer or any Seller as it would were it not the Trustee.

          Section 8.5 TRUSTEE'S FEES AND EXPENSES. The Trustee shall be entitled to reimbursement from the Servicer or the Company upon the Trustee's request for all reasonable expenses (including, without limitation, expenses incurred in connection with notices, requests for documentation or other communications to or directions from Holders), disbursements, losses, liabilities, damages and advances incurred or made by the Trustee in accordance with any of the provisions of any Pooling and Servicing Agreement or by reason of its status as Trustee under any Pooling and Servicing Agreement (including the reasonable fees and expenses of its agents, any co-trustee and counsel) except any such expense, disbursement, loss, liability, damage or advance as may arise from its gross negligence or bad faith or

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willful misconduct. Notwithstanding anything in this Agreement to the contrary, in no event shall the Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action. The Trustee shall be entitled to reimbursement for any reasonable out-of-pocket costs or expenses incurred in connection with the review, negotiation, preparation, execution and delivery of any of the Transaction Documents or in connection with the issuance of any Certificates on the Initial Closing Date. To the extent that the Trustee has not been paid for any of the foregoing items, the Trustee shall be entitled to be paid for such items from amounts which otherwise would be distributable to the Company under Article III of this Agreement. In addition, to the extent not so reimbursed, the Certificateholders shall reimburse and indemnify the Trustee for such amounts ratably in accordance with their pro rata shares of the Aggregate Invested Amount and for expenses incurred in connection with the administration and enforcement of this Agreement and the other Transaction Documents. If the Trustee is appointed Successor Servicer in accordance with the Servicing Agreement, the Trustee, in its capacity as Successor Servicer, shall also be entitled to be paid the Servicing Fee and any other compensation to which the Servicer is expressly entitled hereunder. The provisions of this Section 8.5 shall apply to the reasonable expenses, disbursements and advances made or incurred by the Trustee, or any other Person, in its capacity as liquidating agent, to the extent not otherwise paid. The covenants and agreements contained in this Section 8.5 (including, without limitation, the covenants to pay the expenses, disbursements, losses, liabilities, damages and advances provided for in this Section 8.5) shall survive the termination of any Pooling and Servicing Agreement and shall be binding, as applicable, on (i) the Servicer and any Successor Servicer and (ii) the Company.

          Section 8.6 ELIGIBILITY REQUIREMENTS FOR TRUSTEE. The Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States of America or any state thereof and authorized under such laws to exercise corporate trust powers, having (or having a holding company parent with) a combined capital and surplus of at least $100,000,000 and subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purpose of this Section 8.6, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this
Section 8.6, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.7.

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          Section 8.7   RESIGNATION OR REMOVAL OF TRUSTEE. (a) Subject to
paragraph (c) below, the Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Company, the Servicer and the Rating Agencies. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee acceptable to the Company (which acceptance will not unreasonably be withheld); provided that such right of the Company to approve a successor trustee shall terminate upon the occurrence of an Early Amortization Event.

                  (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.6 hereof and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or if a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

                  (c) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this
Section 8.7 shall not become effective until acceptance of appointment by the successor trustee as provided in Section 8.8.

                  (d) The obligations of the Company described in Section 8.5 hereof and the obligations of the Servicer described in Section 8.5 hereof and
Section 5.2 of the Servicing Agreement shall survive the removal or resignation of the Trustee as provided in this Agreement.

                  (e) No Trustee under this Agreement shall be personally liable for any action or omission of any successor trustee.

          Section 8.8 SUCCESSOR TRUSTEE. (a) Any successor trustee appointed as provided in Section 8.7 shall execute, acknowledge and deliver to the Company and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor trustee, without any further act, deed or

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conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall deliver to the successor trustee all documents or copies thereof, at the expense of the Servicer, and statements held by it hereunder; and the Company and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor trustee all such rights, power, duties and obligations.

                  (b) No successor trustee shall accept appointment as provided in this Section 8.8 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.6.

                  (c) Upon acceptance of appointment by a successor trustee as provided in this Section 8.8, such successor trustee shall mail notice of such succession hereunder to each Rating Agency and to all Holders at their addresses as shown in the Certificate Register.

          Section 8.9 MERGER OR CONSOLIDATION OF TRUSTEE. Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under the provisions of Section 8.6, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee (unless the Trustee is Bank One, NA (Main Office Chicago)) shall promptly give notice (except to the extent prohibited under any Requirement of Law or Contractual Obligation), but in no event less than ten days prior to any such merger or consolidation, to the Company, the Servicer and the Rating Agencies upon any such merger or consolidation of the Trustee.

          Section 8.10 APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE. (a) Notwithstanding any other provisions of any Pooling and Servicing Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust may at the time be located, the Trustee shall have the power and may execute and deliver all instruments to appoint one or more persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Holders, such title to the Trust, or any part thereof, and, subject to the other provisions of this
Section 8.10, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor

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trustee under Section 8.6 and no notice to Holders of the appointment of any co-trustee or separate trustee shall be required under Section 8.8. The Trustee shall promptly notify each Rating Agency of the appointment of any co-trustee.

                  (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                          (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any statute of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                         (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

                        (iii) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

                  (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of any Pooling and Servicing Agreement, specifically including every provision of any Pooling and Servicing Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer and the Company.

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                  (d)   Any separate trustee or co-trustee may at any time
constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect to any Pooling and Servicing Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          Section 8.11 TAX RETURNS. In the event the Trust shall be required to file tax returns, the Company shall prepare and file or shall cause to be prepared and filed (including, without limitation, by the Servicer) any tax returns required to be filed by the Trust and shall remit such returns to the Trustee for signature at least five Business Days before such returns are due to be filed. The Trustee is hereby authorized to sign any such return on behalf of the Trust. The Company shall also prepare or shall cause to be prepared (including, without limitation, by the Servicer) all tax information required by law to be distributed to Holders and shall deliver such information to the Trustee at least five Business Days prior to the date it is required by law to be distributed to the Holders. The Trustee, upon written request, will furnish the Company, or the Company's designee, with all such information known to the Trustee as may be reasonably required in connection with the preparation of all tax returns of the Trust, and shall, upon request, execute such returns. In no event shall the Trustee in its individual capacity be liable for any liabilities, costs or expenses of the Trust, the Holders, the Company or the Servicer arising under any tax law or regulation, including, without limitation, federal, state or local income or excise taxes or any other tax imposed on or measured by income (or any interest or penalty with respect thereto or arising from any failure to comply therewith) and the Company hereby indemnifies and holds the Trust harmless for any such liabilities, costs and expenses.

          Section 8.12 TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF CERTIFICATES. All rights of action and claims under any Pooling and Servicing Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders in respect of which such judgment has been obtained, in the manner specified in Article III hereof.

          Section 8.13 SUITS FOR ENFORCEMENT. If a Servicer Default shall occur and be continuing, the Trustee may, as provided in Section 6.1 of the Servicing

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Agreement, proceed to protect and enforce its rights and the rights of the
Holders under this Agreement or any other Transaction Document by suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or any other Transaction Document or in aid of the execution of any power granted in this Agreement or any other Transaction Document or for the enforcement of any other legal, equitable or other remedy as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee or the Holders. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Investor Certificateholder any plan of reorganization, arrangement, adjustment or composition affecting the Certificates or the rights of any holder thereof, or authorize the Trustee to vote in respect of the claim of any Investor Certificateholder in any such proceeding.

          Section 8.14 RIGHTS OF INVESTOR CERTIFICATEHOLDERS TO DIRECT TRUSTEE. Investor Certificateholders evidencing more than 50% of the Invested Amount of any Series affected by the conduct of any proceeding or the exercise of any right conferred on the Trustee shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; PROVIDED, HOWEVER, that, subject to Section 8.1, the Trustee shall have the right to decline to follow any such direction if the Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Trustee in good faith shall, by a Responsible Officer or Responsible Officers of the Trustee, determine that the proceedings so directed would be illegal or expose it to personal liability or be unduly prejudicial to the rights of Investor Certificateholders not party to such direction; and PROVIDED, FURTHER, that nothing in any Pooling and Servicing Agreement shall impair the right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction of the Investor Certificateholders.

          Section 8.15 TRUSTEE TO DIRECT COMPANY. Subject to Section 8.14 above, the Trustee on behalf of the Investor Certificateholders shall direct the Company as follows:

                  (a) pursuant to Section 9.13 of the USFS Receivables Sale Agreement, to direct USFS to agree to or deny the request of any Subsidiary of United Stationers Inc. desiring to become an additional Seller under the USSC Receivables Sale Agreement pursuant to Section 9.13 thereof; PROVIDED, HOWEVER, that any action by the Trustee pursuant to this Section 8.15 shall be conditioned upon the Trustee's receipt of any written request from a Subsidiary of United Stationers Inc. delivered in accordance with Section 9.13 of the USSC Receivables Sale Agreement.

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                  (b)   pursuant to Section 9.14 of the USFS Receivables Sale
Agreement and subject to the second proviso of Section 9.14(b) of the USSC Receivables Sale Agreement, to direct USFS to consent to or deny any Seller Termination Request made pursuant to Section 9.14(b) of the USSC Receivables Sale Agreement.

          Section 8.16 MAINTENANCE OF OFFICE OR AGENCY. The Trustee will maintain at its expense in Chicago, Illinois, an office or offices or agency or agencies where notices and demands to or upon the Trustee in respect of the Certificates and the Pooling and Servicing Agreements may be served. The Trustee will give prompt written notice to the Company, the Servicer and the Holders of any change in the location of the Certificate Register or any such office or agency.

          Section 8.17 LIMITATION OF LIABILITY. The Certificates are executed by the Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertaking and agreements made on the part of the Trustee in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

                                   ARTICLE IX

                                   TERMINATION

          Section 9.1 TERMINATION OF TRUST. The Trust and the respective obligations and responsibilities of the Company, the Servicer and the Trustee created hereby (other than the obligation of the Trustee to make payments to Holders as hereafter set forth or of the Company to prepare or cause to be prepared and filed tax or information reports as provided in Section 8.11 hereof) shall terminate, except with respect to any such obligations or responsibilities expressly stated to survive such termination, on the earliest of (i) April 1, 2018 (ii) at the option of the Company upon 10 Business Day's prior written notice, at any time where the Aggregate Invested Amount is zero (unless an Early Amortization Event as specified in Section 7.1 of this Agreement shall have occurred and be continuing, in which case the Company shall be deemed to elect to terminate the Trust pursuant to this clause (ii)) and
(iii) upon completion of distribution of the amounts referred to in Section 7.2(b) (the "TRUST TERMINATION DATE").

          Section 9.2 CLEAN-UP CALL AND FINAL TERMINATION DATE OF INVESTOR CERTIFICATES OF ANY SERIES. (a) On the Distribution Date during the Amortization Period with respect to any Series on which the Invested Amount (or such other amount as may be set forth in the related Supplement) of such Series is reduced to an amount equal to or less than the Clean-Up Call Percentage of the Invested Amount

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for such Series as of the day preceding the beginning of such Amortization
Period (or such other amount as may be set forth in the related Supplement), the Servicer shall have the option to repurchase, and to the extent set forth in the related Supplement, shall repurchase, the entire Certificateholders' Interest of such Series, at a purchase price equal to (i) the outstanding Invested Amount of the Investor Certificates of such Series PLUS (ii) accrued and unpaid interest through the date of such purchase (after giving effect to any payment of principal and monthly interest on such date of purchase) PLUS (iii) all other amounts payable to all Investor Certificateholders of such Series under the related Supplement (such purchase price, the "CLEAN-UP CALL REPURCHASE PRICE"). The amount of the Clean-Up Call Repurchase Price will be deposited into the Collection Account for credit to the Series Collection Subaccount for such Series on the Business Day prior to such Distribution Date in immediately available funds and will be passed through in full to the applicable Investor Certificateholders. Following any such repurchase, such Certificateholders' Interest in the Trust Assets shall terminate and such interest therein will be allocated to the Company Interest and such Holders will have no further rights with respect thereto. In the event that the Servicer fails for any reason to deposit the Clean-Up Call Repurchase Price for such Receivables, the Certificateholders' Interest in the Receivables and the other Trust Assets will continue and monthly payments will continue to be made to the Holders.

                  (b) The amount deposited pursuant to Section 9.2(a) shall be paid to the Investor Certificateholders of the related Series pursuant to
Article III on the Distribution Date following the date of such deposit. All Certificates of a Series which are purchased by the Servicer pursuant to Section 9.2(a) shall be delivered by the Servicer upon such purchase to, and be canceled by (in accordance with the written directions of the Servicer), the Transfer Agent and Registrar and be disposed of in a manner satisfactory to the Trustee and the Servicer.

          Section 9.3 FINAL PAYMENT WITH RESPECT TO ANY SERIES. (a) Written notice of any termination, specifying the Distribution Date upon which the Investor Certificateholders of any Series may surrender their Investor Certificates for payment of the final distribution with respect to such Series and cancellation, shall be given (subject to at least 30 days' (or such shorter period as is acceptable to the Trustee as determined in its sole and absolute discretion) prior written notice from the Servicer to the Trustee containing all information required for the Trustee's notice) by the Trustee to Investor Certificateholders of such Series, mailed not later than the fifth Business Day of the month of such final distribution and specifying (i) the Distribution Date upon which final payment of the Investor Certificates will be made upon presentation and surrender of Investor Certificates at the office or offices therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Investor Certificates at the

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office or offices therein specified. The Servicer's notice to the Trustee in accordance with the preceding sentence shall be accompanied by an Officer's Certificate setting forth the information specified in Section 4.3 of the Servicing Agreement covering the period during the then current calendar year through the date of such notice. The Trustee shall give such notice to the Transfer Agent and Registrar and the Paying Agent at the time such notice is given to such Investor Certificateholders.

                  (b)   Notwithstanding the termination of the Trust pursuant to
Section 9.1(a) or the occurrence of the Series Termination Date with respect to any Series pursuant to Section 9.2, all funds then on deposit in the Collection Account (but only to the extent necessary to pay all outstanding and unpaid amounts to Certificateholders) shall continue to be held in trust for the benefit of the Certificateholders, and the Paying Agent or the Trustee shall pay such funds to the Certificateholders upon surrender of their Certificates in accordance with the terms hereof. Any Certificate not surrendered on the date specified in Section 9.3(a)(i) shall cease to accrue any interest provided for such Certificate from and after such date. In the event that all of the Investor Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining Investor Certificateholders of such Series to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Investor Certificates of such Series shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Investor Certificateholders of such Series concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds in the Collection Account held for the benefit of such Investor Certificateholders. The Trustee and the Paying Agent shall pay to the Company upon request any monies held by them for the payment of principal or interest that remains unclaimed for two years. After payment to the Company, Holders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person.

                  (c) All Certificates surrendered for payment of the final distribution with respect to such Certificates and cancellation shall be canceled by the Transfer Agent and Registrar and be disposed of in a customary manner satisfactory to the Trustee.

          Section 9.4 COMPANY'S TERMINATION RIGHTS. Upon the termination of the Trust pursuant to Section 9.1 and the surrender of the Exchangeable Company Interest and payment to the Trustee (in its capacity as such and/or in its capacity as Successor Servicer) of all amounts owed to it under any Pooling and Servicing Agreement, the Trustee shall assign and convey to the Company (without recourse,

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representation or warranty) in exchange for the Exchangeable Company Interest all right, title and interest of the Trust in the Trust Assets, whether then existing or thereafter created, and all proceeds thereof except for amounts held by the Trustee pursuant to Section 9.3(b). The Trustee shall execute and deliver, at the Company's sole cost and expense, such instruments of transfer and assignment, in each case without recourse, representation or warranty, as shall be reasonably requested by the Company to vest in the Company all right, title and interest which the Trust had in the Trust Assets.

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

          Section 10.1 AMENDMENT. (a) Any Pooling and Servicing Agreement, including any schedule or exhibit thereto, may be amended in writing from time to time by the Servicer, the Company and the Trustee, without the consent of any holder of any outstanding Certificate, (i) to cure any ambiguity therein, (ii) to correct or supplement any provisions therein which may be inconsistent with any other provisions therein or (iii) to add any other provisions thereto to change in any manner or eliminate any of the provisions with respect to matters or questions raised under any Pooling and Servicing Agreement which shall not be inconsistent with the provisions of any other Pooling and Servicing Agreement; provided, however, that such action shall not, as evidenced by an Officer's Certificate from the Company and, to the extent, in the reasonable view of the Company, a question of law exists, supported by an Opinion of Counsel delivered to the Trustee, adversely affect in any material respect the interests of the Investor Certificateholders. The Trustee may, but shall not be obligated to, enter into any such amendment pursuant to this paragraph or paragraph (b) below which affects the Trustee's rights, duties or immunities under any Pooling and Servicing Agreement or otherwise.

                  (b) Any Pooling and Servicing Agreement and any schedule or exhibit thereto may also be amended in writing from time to time by the Servicer, the Company and the Trustee with the consent of Investor Certificateholders evidencing more than 50% of the Invested Amount of any Series adversely affected by the amendment (or, if any such Series shall have more than one Class of Investor Certificates adversely affected by the amendment, 50% or more of the Invested Amount of each such Class) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Pooling and Servicing Agreement or of modifying in any manner the rights of holders of any Series then issued and outstanding; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate of such Series without the consent of such Investor Certificateholder of such Series; (ii) change the definition of or the manner

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of calculating the interest of any Investor Certificateholder of such Series without the consent of such Investor Certificateholder; or (iii) reduce the aforesaid percentage of Fractional Undivided Interests the holders of which are required to consent to any such amendment in each case without the consent of all Holders of each Series adversely affected in any material respect.

                  (c) Notwithstanding anything in this Section 10.1 to the contrary, the Supplement with respect to any Series may be amended on the terms and with the procedures provided in such Supplement.

                  (d) The Company or the Servicer shall deliver any proposed amendment to each Agent at least five days prior to the execution and delivery thereof.

                  (e) Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification of the substance of such amendment to each Holder of each Outstanding Series (or with respect to an amendment of a Supplement, of the applicable Series), and the Servicer shall furnish written notification of the substance of such amendment to each Rating Agency. No such amendment (including, without limitation, the amendment of any Supplement, notwithstanding anything to the contrary contained in any Supplement) shall be effective until the Rating Agency Condition has been satisfied with respect thereto.

                  (f) It shall not be necessary for the consent of Investor Certificateholders under this Section 10.1 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Investor Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

                  (g)   In executing or accepting any amendment pursuant to this
Section 10.1, the Trustee shall, upon request, be entitled to receive and rely upon (i) an Opinion of Counsel (A) stating that such amendment is authorized pursuant to a specific provision of a Pooling and Servicing Agreement and complies with such provision, and (B) stating that all conditions precedent to the execution and delivery of such amendment shall have been satisfied in full, which opinion in the case of this clause (B) may, to the extent that such opinion concerns questions of fact, rely on an Officer's Certificate with respect to such questions of fact, (ii) a certificate from a Responsible Officer of the Company stating that such amendment does not adversely affect the interests of the holders of any outstanding Certificates in any material respect except for holders of the Series whose consent to such amendment has been obtained in accordance with clause (b) of this Section 10.1 and (iii) a Tax Opinion.

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          Section 10.2  PROTECTION OF RIGHT, TITLE AND INTEREST TO TRUST. (a)
The Servicer shall cause this Agreement, any Supplement, all amendments hereto and/or all financing statements and continuation statements and any other necessary documents covering the Certificateholders' and the Trustee's right, title and interest to the Trust to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Trustee hereunder to all property comprising the Trust. The Servicer shall deliver to the Trustee file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Company shall cooperate fully with the Servicer in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Section 10.2(a).

                  (b) With respect to any prospective changes in its name, jurisdiction of organization, identity or limited liability company or other organizational structure or its "location" (within the meaning of Section 9-307 of the UCC of all applicable jurisdictions), the Company shall comply fully with
Section 2.8(m) hereof and shall file such financing statements or amendments as may be necessary to continue the perfection of the Trust's security interest in the Receivables, Related Property (to the extent perfection therein may be achieved by the filing of a financing statement in the jurisdiction of the Company's location within the meaning of Section 9-307 of the UCC of the applicable jurisdiction), Collections and the proceeds thereof. If the Company determines that no refining is required, it shall provide to the Trustee an Opinion of Counsel so stating.

                  (c) If the Company or the Servicer fails to perform any of its obligations under this Section 10.2, the Trustee may (but shall not be required to) perform, or cause performance of, such obligations, and the Trustee's costs and expenses incurred in connection therewith shall be payable as provided in SECTION 8.5. The authorization by the Company and the Servicer set forth in the second sentence of this subsection (c) is intended to meet all requirements for authorization by a debtor under Article 9 of any applicable enactment of the UCC, including, without limitation, Section 9-509 thereof.

          Section 10.3 LIMITATION ON RIGHTS OF HOLDERS. (a) The death or incapacity of any Holder shall not operate to terminate this Agreement or the Trust, nor shall such death or incapacity entitle such Holder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

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                  (b)   Except with respect to the Investor Certificateholders
as expressly provided in any Pooling and Servicing Agreement, no Investor Certificateholder, solely by virtue of its status as an Investor Certificateholder, shall have any right to vote or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall any Investor Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                  (c) No Investor Certificateholder, solely by virtue of its status as an Investor Certificateholder, shall have any right by virtue of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Investor Certificateholders previously shall have given to the Trustee written request to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Investor Certificateholder with every other Investor Certificateholder and the Trustee, that no one or more Holders shall have any right in any manner whatever by virtue of or by availing itself or themselves of any provisions of the Pooling and Servicing Agreements to affect, disturb or prejudice the rights of any other of the Investor Certificateholders, or to obtain or seek to obtain priority over or preference to any other such Investor Certificateholder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Investor Certificateholders. For the protection and enforcement of the provisions of this Section 10.3, each and every Investor Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                  (d) By their acceptance of Certificates pursuant to this Agreement and the applicable Supplement, the Holders expressly agree to the provisions of this Section 8.5 and Section 10.3.

          Section 10.4 NOTICES. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by facsimile), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three Business Days after being deposited in the mail, postage prepaid, or, in the case of facsimile notice or overnight courier service, when received, addressed as follows or to such other address as may be hereafter notified by the respective parties hereto:

     The Company:       USS Receivables Company, Ltd.

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                        2200 E. Golf Road
                        Des Plaines, Illinois 60016
                        Attention: Treasurer
                        Facsimile: 847-699-0027

     with a copy to the Servicer:

     The Servicer:      United Stationers Financial Services LLC
                        2001 Rand Road
                        Des Plaines, Illinois 60016
                        Attention: Nick Martisek

     The Trustee:       Bank One, NA (Main Office Chicago)
                        Mail Code IL1-0481
                        1 Bank One Plaza
                        Chicago, Illinois 60670
                        Attention:  Global Corporate Trust
                        Services - Renee Johnson
                        Facsimile: 312-336-8840

Any notice required or permitted to be mailed to an Investor Certificateholder shall be given by first-class mail, postage prepaid, or by overnight courier service, at the address of such Investor Certificateholder as shown in the Certificate Register. Any notice so given within the time prescribed in any Pooling and Servicing Agreement shall be conclusively presumed to have been duly given, whether or not the Investor Certificateholder receives such notice.

          Section 10.5 SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of any Pooling and Servicing Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of such Pooling and Servicing Agreement and shall in no way affect the validity or enforceability of the other provisions of any Pooling and Servicing Agreement or of the Certificates or rights of the Holders.

          Section 10.6 ASSIGNMENT. Notwithstanding anything to the contrary contained herein, except as provided in Section 5.3 of the Servicing Agreement, no Pooling and Servicing Agreement may be assigned by the Company or the Servicer without the prior written consent of the Trustee acting at the direction of the holders of 66-2/3% of the Invested Amount of each Outstanding Series and without the

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          Section 10.7  CERTIFICATES NONASSESSABLE AND FULLY PAID. It is the
intention of the parties to each Pooling and Servicing Agreement that the Investor Certificateholders shall not be personally liable for obligations of the Trust, that the interests in the Trust represented by the Investor Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever and that Investor Certificates upon authentication thereof by the Trustee pursuant to Section 5.2 are and shall be deemed fully paid.

          Section 10.8 FURTHER ASSURANCES. The Company and the Servicer agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Trustee more fully to effect the purposes of each Pooling and Servicing Agreement, including, without limitation, the execution of any financing statements or continuation statements relating to the Receivables for filing under the provisions of the UCC of any applicable jurisdiction.

          Section 10.9 NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of the Trustee or the Investor Certificateholders, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

          Section 10.10 COUNTERPARTS. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

          Section 10.11 THIRD-PARTY BENEFICIARIES. This Agreement will inure to the benefit of and be binding upon the parties hereto, the Holders and their respective successors and permitted assigns. Except as otherwise provided in this Article X, no other Person will have any right or obligation hereunder. No Obligor shall be notified of the transfers made pursuant to this Agreement or any Supplement.

          Section 10.12 ACTIONS BY HOLDERS. (a) Wherever in any Pooling and Servicing Agreement a provision is made that an action may be taken or a notice, demand or instruction given by Investor Certificateholders, such action, notice or instruction may be taken or given by any Investor Certificateholders of any Series, unless such provision requires a specific percentage of Investor Certificateholders of a certain Series or all Series.

                  (b) Any request, demand, authorization, direction, notice, consent, waiver or other act by an Investor Certificateholder shall bind such Investor Certificateholder and every subsequent holder of such Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or omitted to be done by the Trustee, the Company or the Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

          Section 10.13 MERGER AND INTEGRATION. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and the Servicing Agreement. This Agreement and the Servicing Agreement may not be modified, amended, waived, or supplemented except as provided herein.

          Section 10.14 HEADINGS. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

          Section 10.15 SECURITY AGREEMENT. (a) The Company hereby grants to the Trustee, for the benefit of the Holders, a perfected first priority security interest in all of the Company's right, title and interest in, to and under the Receivables and the other Trust Assets now existing and hereafter created, all monies due or to become due and all amounts received with respect thereto and all "proceeds" thereof (including Recoveries), to secure all of the Company's and the Servicer's obligations hereunder, including, without limitation, the Company's obligation to sell or transfer Receivables hereafter created to the Trust.

                  (b) This Agreement shall constitute a security agreement under applicable law.

          Section 10.16 NO SET-OFF. Except as expressly provided in this Agreement and specifically in SECTION 3.1(g), the Trustee agrees that it shall have no right of set-off or banker's lien against, and no right to otherwise deduct from, any funds held in the Collection Account for any amount owed to it by the Company, the Servicer or any Investor Certificateholder.

          Section 10.17 NO BANKRUPTCY PETITION. The Servicer hereby covenants and agrees that, prior to the date which is one year and one day after the date of the end of the Amortization Period with respect to all Outstanding Series, it will not institute against, or join any other Person in instituting against, the Company any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings,

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or other proceedings under any federal or state bankruptcy law or Cayman Islands bankruptcy law or similar law.

          Section 10.18 LIMITATION OF LIABILITY. It is expressly understood and agreed by the parties hereto that (a) each Pooling and Servicing Agreement is executed and delivered by the Trustee, not individually or personally but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, (b) the representations, undertakings and agreements herein made on the part of the Trust are made and intended not as personal representations, undertakings and agreements by the Trustee, but are made and intended for the purpose of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability of the Trustee, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this Agreement and by any Person claiming by, through or under such parties; provided, however, the Trustee shall be liable in its individual capacity for its own willful misconduct, bad faith or negligence and
(d) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under any Pooling and Servicing Agreement; provided further, that the foregoing clauses (a) through (d) shall survive the resignation or removal of the Trustee.

          Without limiting any other rights that the Trustee or any Holder may have hereunder or under applicable law, (A) the Company hereby agrees to indemnify (and pay upon demand to) the Trustee and the Trust for the benefit of the Holders, and their respective assigns, officers, directors, agents and employees (each an "INDEMNIFIED PARTY") from and against any and all damages, losses, claims, taxes, liabilities, costs, expenses and for all other amounts payable, including reasonable attorneys' fees (which attorneys may be employees of the Indemnified Party, provided that such fees of attorneys that are employees of any Indemnified Party shall not be duplicative of the fees of any third-party attorneys retained by such Indemnified Party) and disbursements (all of the foregoing being collectively referred to as "INDEMNIFIED AMOUNTS") awarded against or incurred by any of them arising out of or as a result of any Pooling and Servicing Agreement or any other Transaction Document or the acquisition, either directly or indirectly, by the Trustee or a Holder of an interest in the Trust or Trust Assets, and (B) the Servicer hereby agrees to indemnify (and pay upon demand to) each Indemnified Party for Indemnified Amounts awarded against or incurred by any of them arising out of the Servicer's activities as Servicer hereunder excluding, however, in all of the foregoing instances under the preceding clauses (A) and (B):

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                          (i)  Indemnified Amounts to the extent a final
     judgment of a court of competent jurisdiction holds that such Indemnified Amounts resulted from gross negligence or willful misconduct on the part of the Indemnified Party seeking indemnification;

                         (ii) Indemnified Amounts to the extent the same includes losses in respect of Receivables that are uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor; or

                        (iii) Excluded Taxes to the extent that the computation of such taxes is consistent with the intended characterization for income tax purposes of the acquisition by the Holders of the Certificates (or any interest therein) as a loan or loans by the Holders to the Company secured by the Receivables, and other Trust Assets;

PROVIDED, HOWEVER, that nothing contained in this sentence shall limit the liability of the Company or the Servicer or limit the recourse of the Trustee or any Holder to the Company or the Servicer for amounts otherwise specifically provided to be paid by the Company or the Servicer, as applicable, under the terms of any Pooling and Servicing Agreement. Without limiting the generality of the foregoing indemnification, the Company shall indemnify each Indemnified Party for Indemnified Amounts (including, without limitation, losses in respect of uncollectible receivables, regardless of whether reimbursement therefor would constitute recourse to the Company or the Servicer) relating to or resulting from:

                          (i) any representation or warranty made by the Company, the Servicer, the Support Provider or any Seller (or any officers of any such Person) under or in connection with any Pooling and Servicing Agreement or any other Transaction Document or any other information or report delivered by any such Person pursuant hereto or thereto, which shall have been false or incorrect when made or deemed made;

                         (ii) the failure by the Company, the Servicer, the Support Provider or any Seller to comply with any applicable law, rule or regulation with respect to any Receivable or contract, agreement or instrument related thereto, or the nonconformity of any Receivable or contract, agreement or instrument related thereto included therein with any such applicable law, rule or regulation or any failure of any Seller to keep or perform any of its obligations,

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

     express or implied, with respect to any contract, agreement or instrument related thereto;

                        (iii) any failure of the Company, the Servicer, the Support Provider or any Seller to perform its duties, covenants or other obligations in accordance with the provisions of any Pooling and Servicing Agreement or any other Transaction Document;

                         (iv) any products liability, personal injury or damage suit, or other similar claim arising out of or in connection with merchandise, insurance or services that are the subject of Receivable or any contract, agreement or instrument related thereto;

                          (v) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable (including, without limitation, a defense based on such Receivable or the related contract, agreement or instrument not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or service related to such Receivable or the furnishing or failure to furnish such merchandise or services;

                         (vi) the commingling of Collections of Receivables at any time with other funds;

                        (vii) any investigation, litigation or proceeding related to or arising from any Pooling and Servicing Agreement or any other Transaction Document, the transactions contemplated hereby, the ownership of the Certificates (or any interest therein) or any other investigation, litigation or proceeding relating to the Company, the Servicer, the Support Provider or any Seller in which any Indemnified Party becomes involved as a result of any of the transactions contemplated hereby;

                       (viii) any inability to litigate any claim against any Obligor in respect of any Receivable as a result of such Obligor being immune from civil and commercial law and suit on the grounds of sovereignty or otherwise from any legal action, suit or proceeding;

                         (ix) any Bankruptcy Event relating to the Company, the Servicer, the Support Provider, any Seller or any of their respective Subsidiaries;

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                          (x)  any failure of the Company to acquire and
     maintain legal and equitable title to, and ownership of any Receivable and the Related Property and Collections with respect thereto from USFS, free and clear of any Lien (other than as created hereunder); or any failure of the Company to give reasonably equivalent value to USFS under the USFS Receivables Sale Agreement in consideration of the transfer by USFS of any Receivable, or any attempt by any Person to void such transfer under statutory provisions or common law or equitable action;

                         (xi) any failure of USFS to acquire and maintain legal and equitable title to, and ownership of any Receivable and the Related Property and Collections with respect thereto from any Seller, free and clear of any Lien (other than as created hereunder); or any failure USFS to give reasonably equivalent value to any Seller under the USSC Receivables Sale Agreement in consideration of the transfer by such Seller of any Receivable, or any attempt by any Person to void such transfer under statutory provisions or common law or equitable action;

                        (xii) any failure to vest and maintain vested in the Trustee for the benefit of the Trust and the Holders, or to transfer to the Trustee for the benefit of the Trust and the Holders, legal and equitable title to, and ownership of, a first priority perfected undivided percentage ownership interest or security interest in the Receivables, the Related Property and the Collections, free and clear of any Lien (except as created by the Transaction Documents);

                       (xiii) the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivable, the Related Property and Collections with respect thereto, and the proceeds of any thereof;

                        (xiv) any action or omission by the Company, the Servicer, the Support Provider or any Seller which reduces or impairs the rights of the Trustee or the Holders with respect to any Receivable or the value of any such Receivable;

                         (xv) any attempt by any Person to void the transfer of the Trust Assets hereunder under statutory provisions or common law or equitable action; and

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                        (xvi)  the failure of any Receivable included in the
     calculation of the Series 2003-1 Allocated Receivables Amount as an Eligible Receivable to be an Eligible Receivable at the time so included.

          Section 10.19 CERTAIN INFORMATION. The Servicer and the Company shall promptly provide to the Trustee such information in computer tape, hard copy or other form regarding the Receivables as the Trustee may reasonably request to perform its obligations hereunder.

          Section 10.20 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          Section 10.21 CONSENT TO JURISDICTION. EACH OF THE COMPANY AND THE SERVICER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO, ILLINOIS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH PERSON PURSUANT TO THIS AGREEMENT AND EACH OF THE COMPANY AND THE SERVICER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE TRUSTEE OR ANY CERTIFICATEHOLDER TO BRING PROCEEDINGS AGAINST THE COMPANY OR THE SERVICER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE COMPANY OR THE SERVICER AGAINST THE TRUSTEE OR ANY AFFILIATE OF THE TRUSTEE INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY THE COMPANY OR THE SERVICER PURSUANT TO THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS OR NEW YORK, NEW YORK.

          Section 10.22 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER

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

(WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, ANY DOCUMENT EXECUTED BY ANY THE COMPANY OR THE SERVICER PURSUANT TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

          Section 10.23 CURRENCY CONVERSION AND CURRENCY INDEMNITY.

                  (a) PAYMENTS IN AGREED CURRENCY. The Company shall make payment relative to any monetary obligation (a "MONETARY OBLIGATION") under any Transaction Document in Dollars (the "AGREED CURRENCY"). If any payment is received on account of any Monetary Obligation in any currency (the "OTHER CURRENCY") other than the Agreed Currency (whether voluntarily or pursuant to an order or judgment or the enforcement thereof or the realization of any collateral or the liquidation of the Company or otherwise howsoever), such payment shall constitute a discharge of the liability of the Company hereunder and under the other Transaction Documents in respect of such Monetary Obligation only to the extent of the amount of the Agreed Currency which the relevant Holder or the Trustee, as the case may be, is able to purchase with the amount of the Other Currency received by it on the Business Day next following such receipt in accordance with its normal procedures and after deducting any premium and costs of exchange.

                  (b) CONVERSION OF AGREED CURRENCY INTO JUDGMENT CURRENCY. If, for the purpose of obtaining or enforcing judgment in any court in any jurisdiction, it becomes necessary to convert into a particular currency (the "JUDGMENT CURRENCY") any amount due in the Agreed Currency then the conversion shall be made on the basis of the rate of exchange prevailing on the next Business Day following the date such judgment is given and in any event the Company shall be obligated to pay the Trustee and the Holders any deficiency in accordance with subsection (c) below. For the foregoing purposes "rate of exchange" means the rate at which the Holder or the Trustee, as applicable, in accordance with its normal banking procedures is able on the relevant date to purchase the Judgment Currency with the Agreed Currency after deducting any premium and costs of exchange.

                  (c) CIRCUMSTANCES GIVING RISE TO INDEMNITY. To the fullest extent permitted by applicable law, if (i) any Holder or the Trustee receives any payment or payments on account of the liability of the Company hereunder pursuant to any judgment or order in any Other Currency, and (ii) the amount of the Agreed Currency which the relevant Holder or the Trustee, as applicable, is able to purchase on the Business Day next following such receipt with the proceeds of such payment or payments in accordance with its normal procedures and after deducting any premiums and costs of exchange is less than the amount of the Agreed Currency due in respect of such liability immediately prior to such judgment or order, then the

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Company, within five (5) Business Days of demand shall, and the Company hereby agrees to, indemnify the Holders and the Trustee from and against any loss, cost or expense arising out of or in connection with such deficiency.

                  (d) INDEMNITY SEPARATE OBLIGATION. To the fullest extent permitted by applicable law, the agreement of indemnity provided for in subsection (c) above shall constitute an obligation separate and independent from all other obligations contained in this Agreement, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by the Holders or the Trustee or any of them from time to time, and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum in respect of an amount due hereunder or under any judgment or order.

          Section 10.24 CONFIRMATION AND RATIFICATION OF TERMS. The effect of this Agreement is to amend and restate the Original Agreement, and to the extent that any rights, benefits or provisions in favor of any party to the Original Agreement existed in the Original Agreement and continue to exist in this Agreement (including without limitation and obligations to repurchase Receivables) without any written waiver of any such rights, benefits or provisions prior to the date hereof, then such rights, benefits or provisions are acknowledged to be and to continue to be effective from and after the date of the Original Agreement. This Agreement is not a novation. The parties hereto agree and acknowledge that any and all rights, remedies and payment provisions under the Original Agreement, which are continuing and survive any termination of the Original Agreement including, without limitation, any and all rights, remedies and payment provisions with respect to (A) any representation and warranty made or deemed to be made pursuant to the Original Agreement, or (B) any indemnification provision, shall continue and survive the execution and delivery of this Agreement.

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

          IN WITNESS WHEREOF, the Company, the Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                      USS RECEIVABLES COMPANY, LTD.


                                      By:
                                         -------------------------------
                                         Name:
                                         Title:


                                      UNITED STATIONERS FINANCIAL
                                      SERVICES LLC, as Servicer


                                      By:
                                         -------------------------------
                                         Name:
                                         Title:


                                      BANK ONE, NA (MAIN OFFICE CHICAGO),
                                      not in its individual capacity but solely as Trustee


                                      By:
                                         -------------------------------
                                         Name:
                                         Title:

                                                                       EXHIBIT A
                                                       TO USSC POOLING AGREEMENT


FORM OF LOCKBOX AGREEMENT

            FORM OF [SECOND AMENDED AND RESTATED] LOCKBOX AGREEMENT

          THIS [SECOND AMENDED AND RESTATED] LOCKBOX AGREEMENT dated as of ___________, 2003 (this "AGREEMENT") is entered into among UNITED STATIONERS FINANCIAL SERVICES LLC, an Illinois limited liability company (together with its successors and assigns, the "COMPANY"), USS RECEIVABLES COMPANY, LTD., a Cayman Islands limited liability company (together with its successors and assigns, "USSRecCCCO"), BANK ONE, NA (MAIN OFFICE CHICAGO), as Trustee under the below-referenced Pooling Agreement (in such capacity, together with its successors in such capacity, the "TRUSTEE"), [UNITED STATIONERS SUPPLY CO., an Illinois corporation, solely for purposes of acknowledging and agreeing to
Section 1 hereof] and ______________________ a ____________________, as lockbox agent and the provider of certain collection services hereunder (the "LOCKBOX AGENT").

          WHEREAS, United Stationers Supply Co. ("USSC"), certain other subsidiaries of United Stationers, Inc. (together with USSC, the "Sellers"), USSRecCo, as purchaser, and USSC, as servicer, entered into that certain Receivables Sale Agreement dated as of April 3, 1998 (the "ORIGINAL SALE AGREEMENT"), pursuant to which the Sellers sold certain of their Receivables (as defined therein) and certain other related property (including the right to Collections (as defined therein)) to USSRecCo;

          WHEREAS, USSRecCo, USSC, as servicer, and the Trustee (as successor to JPMorgan Chase Bank) entered into that certain Pooling Agreement dated as of April 3, 1998 (the "ORIGINAL POOLING AGREEMENT"), pursuant to which USSRecCo conveyed all of the assets purchased from the Sellers to the Trustee, for the benefit of the United Stationers Receivables Master Trust (the "TRUST");

          [WHEREAS, in connection with the Original Pooling Agreement, USSC, USSRecCo, the Trustee and the Lockbox Agent entered into that certain Lockbox Agreement dated as of April 3, 1998, pursuant to which the Lockbox and the Lockbox Accounts were established in the name of USSC;]

          WHEREAS, USSC, the Sellers, and the Company, as purchaser, and the Company, as servicer, have amended and restated the Original Sale Agreement pursuant to that certain Second Amended and Restated Receivables Sale Agreement dated as of March __, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "TIER I SALE AGREEMENT"), pursuant to which the Sellers have sold (and will continue to sell) all of their Receivables (as defined therein) and certain other related property (including the right to Collections) to the Company;

          WHEREAS, the Company, as seller, USSRecCo, as purchaser, and the Company, as servicer, have entered into that certain USFS Receivables Sale Agreement dated as of March __, 2003 (the "TIER II SALE AGREEMENT"), pursuant to which the Company has sold (and will continue to sell) substantially all of the Receivables and other property acquired from the Sellers pursuant to the Tier I Sale Agreement to USSRecCo;

          WHEREAS, USSRecCo, the Company, as servicer, and the Trustee have amended and restated the Original Pooling Agreement pursuant to that certain Second Amended and Restated Pooling Agreement dated as of March __, 2003 (as modified and supplemented and in effect from time to time, the "POOLING AGREEMENT"; capitalized terms used herein without definition shall have the meanings set forth in the Pooling Agreement), pursuant to which USSRecCo will convey the receivables acquired by it from the Company to the Trustee, for the benefit of the Trust; and

          [WHEREAS, in connection with the transactions contemplated by the agreements described above, the parties to the Original Lockbox Agreement desire to amend and restate the rights, duties and obligations under the Original Lockbox Agreement, including a transfer of the ownership of the right, title and interest in and to the Lockbox and the Lockbox Account from USSC to USSRecCo;]

          WHEREAS, in connection with the Pooling Agreement, the Company has requested the Lockbox Agent, and the Lockbox Agent has agreed, to establish in the name of USSRecCo and to maintain and operate, pursuant to the Lockbox Processing Procedures attached hereto as Exhibit B (the "LOCKBOX PROCEDURES"), for the benefit of the Trustee, a payment processing arrangement for all remittances (including wire transfers and ACH credits) from account debtors of the Sellers, which remittances will be deposited for collection into and cleared through (or credited to) a bank account (the "LOCKBOX ACCOUNT") maintained, in the name of USSRecCo, by the Lockbox Agent at its branch located at __________________ (the "BRANCH OFFICE"). The Lockbox Account is account
#______________.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the [Original Lockbox Agreement is hereby amended and restated in its entirety] parties hereto agree as follows:

          Section 2. THE LOCKBOX. The Lockbox Agent shall [transfer the ownership of the Lockbox from USSC to USSRecCo] rent a post office box on behalf of USSRecCo in the Lockbox Agent's name (the "LOCKBOX"). The Lockbox Agent shall process mail delivered to the Lockbox in accordance with the Lockbox

Procedures. The Lockbox Agent shall advise the Company and the Trustee of the establishment of the Lockbox (identifying the same) and of how mail is to be addressed in order to be delivered to the Lockbox.

          Section 3. ACCESS TO LOCKBOX. The Lockbox Agent shall have unrestricted and exclusive access to the Lockbox for the purpose of retrieving and processing the contents thereof in accordance with the procedures specified herein.

          Section 4. BAILMENT. The removal of checks, drafts, notes, money orders or other orders for payment (hereinafter referred to collectively as "ITEMS") or cash from the Lockbox shall create a bailment, with the Lockbox Agent as bailee and the Trustee as bailor, and in connection therewith, the Lockbox Agent hereby agrees and acknowledges that it will hold possession of all such Items and cash for the benefit of the Trustee. Such bailor-bailee relationship shall continue until such Items or cash are received at the Branch Office and deposited for collection into the Lockbox Account in accordance with this Agreement, at which time the Trustee shall be a depositor of the Lockbox Agent with respect to the Lockbox Account. The Lockbox Agent further agrees that if the Lockbox Agent receives any instruction originated by the Trustee directing the disposition of funds in the Lockbox Account, the Lockbox Agent will comply with such instruction without further consent of the Company, USSRecCo or any other person or entity, and the Trustee shall have "control" over the Lockbox Account as provided in the Uniform Commercial Code in effect in the State of New York. In addition to the cash and Items removed from the Lockbox, the bailor-bailee relationship described above shall also apply to the any other contents removed from the Lockbox.

          Section 5. PROCEDURES. The Lockbox Agent will remove the envelopes received in the Lockbox, and will open such envelopes and remove the contents thereof, at the frequency and times specified in Section 6 hereof. Items contained in the envelopes will be inspected and handled in accordance with the Lockbox Procedures unless otherwise instructed in writing by the Trustee (with notice to the Company five (5) Business Days prior to the implementation of such changes).

          Items that are not acceptable for deposit under this Section 4 will not be deposited into the Lockbox Account, but will be handled as provided in the Lockbox Procedures.

          Section 6.    DEPOSIT OF ITEMS. Each Item acceptable for deposit under
Section 4 hereof and all cash will be deposited, for collection, into the Lockbox Account, and the proceeds of such collection will be credited to the Lockbox Account upon receipt. In accordance with the Lockbox Procedures, a photocopy will be taken of each Item and attached to the corresponding envelope and accompanying papers. Photocopies of Items will be accompanied by an adding machine tape or other detailed listing for each deposit.

          Section 7. FREQUENCY OF DEPOSIT. In order to maximize daily receipts and funds availability, the Lockbox Agent will retrieve and open the mail delivered to the Lockbox as provided in the Lockbox Procedures, provided that the Lockbox Agent will retrieve and open such mail at least once each local business day and shall promptly deposit into the Lockbox Account, for collection in accordance with this Agreement, the Items and cash contained in such mail in accordance with the Lockbox Procedures. Each deposit will correspond to an individual total shown on the Lockbox Account statement. Deposits will be made in anticipation of major check clearing deadlines.

          Section 8. MICROFILMING OF ITEMS. For reference purposes, all Items deposited by the Lockbox Agent will be microfilmed in accordance with the Lockbox Agent's normal procedures. Copies thereof will be made available to the Company or, upon request of the Trustee, to the Trustee, for the period required by applicable state or Federal law for record retention purposes.

          Section 9. ENDORSEMENT OF ITEMS. The following endorsement will be applied by the Lockbox Agent to each Item deposited for collection into the Lockbox Account in accordance with the Lockbox Procedures:

     "Credited to the account of the within-named payee, absence of endorsement guaranteed (Lockbox Agent)."

          Section 10. TREATMENT OF NON-DEPOSITED ITEMS; OTHER MAIL. The following Items will be batched separately and will be forwarded with the daily remittance materials as provided in Section 10 hereof:

     A. Items which, pursuant to the Lockbox Procedures, are not deposited for collection into the Lockbox Account, and accompanying papers and envelopes; and

     B.   Envelopes which contain only correspondence, but no cash or Items.

          Section 11. BATCHING OF ITEMS. All remittance papers, envelopes, adding machine tapes and deposit ticket copies (one (1) for each deposit), and all photocopies made pursuant to Section 5 hereof, will be batched by deposit so that all related papers are together, and handled in accordance with the Lockbox Procedures. These batches, and all Items which have been deposited into the Lockbox Account, and the other documents described herein will be sent to the Company and, if the Trustee shall so notify the Lockbox Agent, with a copy to the Trustee, by express mail (or other overnight delivery service) to the appropriate address set forth on Exhibit A hereto or such other address notified to the Lockbox Agent in writing.

          Section 12. INSUFFICIENT FUNDS. In accordance with the Lockbox Procedures, in the event that an Item deposited into the Lockbox Account is returned unpaid because of "insufficient funds" or "uncollected funds", the Lockbox Agent will redeposit such Item unless such Item has twice been returned unpaid. If redeposit of an Item is not possible because an Item is returned with an "Account Closed", "Payment Stopped" or similar notation, the Lockbox Agent will charge the Lockbox Account and send such Item with debit advice to the Company with a copy to the Trustee (unless Trustee shall otherwise notify the Lockbox Agent), by express mail (or other overnight delivery service) to the appropriate address set forth on Exhibit A hereto or such other address notified to the Lockbox Agent in writing. In addition, the Lockbox Agent will provide the Company and, if the Trustee shall so notify the Lockbox Agent, the Trustee, with telephonic notice of Items that are returned unpaid.

          Section 13. FUND TRANSFERS. None of the Sellers, the Company nor USSRecCo shall have any right of withdrawal over the Lockbox Account. The Lockbox Agent shall, (i) by [9:00 a.m.] on each day on which the Branch Office is open, wire transfer collected funds standing to the credit of the Lockbox Account or (ii) by [4:00 p.m.] initiate an automated clearing house credit on each day on which the Branch Office is open for credit on the succeeding Business Day (in each case net of returns and a base balance not to exceed $20,000 in collected funds) to account number _________ maintained by the Trustee at its office at 1 Bank One Plaza, Chicago, Illinois 60670, or to such other account as the Trustee shall notify the Lockbox Agent in writing with a copy of such notice to the Company. USSRecCo hereby agrees to indemnify the Lockbox Agent from, and hold the Lockbox Agent harmless against, any and all losses, liabilities, claims, damages or expenses incurred by the Lockbox Agent arising out of or by reason of the remittance to the Trustee of any uncollected funds representing anticipated proceeds of the collection of an Item that shall fail for any reason to ultimately be collected or the return or dishonor of any Item deposited in the Lockbox Account.

          Section 14. LOCKBOX AGENT FEES. The Lockbox Agent fees, together with out-of-pocket expenses such as post office box rental, postage, express mail or overnight delivery, and non-par check charges, are the sole and exclusive responsibility of the Company; provided, that the Trustee may, but shall be under no obligation to, pay any such fees and expenses that the Company shall fail to pay on any Distribution Date to the extent of available funds.

          Section 15. NOTIFICATION OF ACCOUNT DEBTORS. Promptly following the execution and delivery hereof, the Company will, or will cause the applicable

Seller to, notify each account debtor that has not already been so notified to send remittances owing to the Company, USSRecCo or any Seller to the Lockbox (unless such account debtor has otherwise been notified to send such remittance to another lockbox pursuant to another lockbox agreement with the Trustee). Remittances sent directly to the Company's office, together with any accompanying papers and the original envelopes, shall be placed by the Company into another envelope addressed to the Lockbox Agent and hand delivered to the Lockbox.

          Section 16. AUTHORITY TO CREDIT AND DEBIT LOCKBOX ACCOUNT. The Lockbox Agent shall have the right to credit or debit the Lockbox Account to correct any processing irregularity. Copies of credit or debit advice will be sent to the Company and, if the Trustee shall so notify the Lockbox Agent, with a copy to the Trustee, by express mail (or other overnight delivery service) or facsimile to the appropriate address set forth on Exhibit A hereto or such other address notified to the Lockbox Agent in writing. From time to time, the Company or the Trustee, as the case may be, may wish to communicate processing irregularities or requests to the Lockbox Agent. Such inquiries must be made to the Lockbox Agent within a period of two (2) years after the respective irregularity shall occur.

          Section 17. RESPONSIBILITY OF LOCKBOX AGENT. Each of the parties hereby agrees that the Lockbox Agent's responsibility to it under this Agreement shall be limited to the exercise of due professional care and skill as would be exercised by a commercial bank offering the services contemplated by this Agreement (including without limitation, the Lockbox Procedures) for a fee. In no event shall the Lockbox Agent be liable to the Company or the Trustee for failure to follow any of the procedures set forth herein, including, without limitation, failure to perform any service within the time provided therefor, if such failure is due to the occurrence of any of the following events: any act or failure to act by the Company or the Trustee, as the case may be; a power failure; strikes or lock-outs; fire or other casualty; riot or civil commotion; earthquakes, floods, or other acts of God; delay in transportation; or any other event beyond the control of the Lockbox Agent, provided, however such failure did not result from the negligence or misconduct of the Lockbox Agent).

THE LOCKBOX AGENT SERVES AT THE PLEASURE OF THE TRUSTEE AND CAN BE REPLACED AT ANYTIME AT THE SOLE DISCRETION OF THE TRUSTEE. ANY REPLACEMENT OF THE LOCKBOX AGENT SHALL BE SELECTED BY THE TRUSTEE WHICH IN TURN SHALL SERVE AT THE TRUSTEE'S PLEASURE.

          Section 18. LIEN OF TRUSTEE. Each of the Company, USSRecCo and the Lockbox Agent hereby agrees that the Trustee shall have a continuing first priority lien on, and security interest in, the Lockbox, the Lockbox Account, the contents of the Lockbox and Lockbox Account, and all funds standing to the credit of the Lockbox Account and that the Lockbox Agent shall be the Trustee's agent for the purpose of holding and collecting such collateral security. As provided herein, the Lockbox Account shall be under the control of the Trustee, and the Lockbox Agent (as agent for the Trustee), and none of the Sellers, the Company or USSRecCo shall have any right to withdraw or transfer any amount from the Lockbox Account. The Lockbox Agent shall take instructions with respect to the Lockbox Account from no person other than the Trustee and shall comply with any instructions of the Trustee with respect to the Lockbox Account without further consent of Company, USSRecCo or any other person or entity.

          Section 19. NOTICES. Unless otherwise provided in the Lockbox Procedures, notices relating to this Agreement shall be in writing and telecopied or delivered to the intended recipient at its "Address for Notices" specified opposite its name on Exhibit A hereto or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

          Section 20. GOVERNING LAW; SUBMISSION TO JURISDICTION. This Agreement shall be governed by and construed in accordance with the law of the State of Illinois. Each of the parties hereto hereby submits to the nonexclusive jurisdiction of any United States Federal or Illinois State court sitting in Chicago, Illinois for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such court and any claim that any such proceeding brought in such court has been brought in an inconvenient forum.

          Section 21. MISCELLANEOUS. This Agreement shall be effective as of the date first above written, upon the due execution of this Agreement by each party hereto. Neither this Agreement nor any provision hereof may be modified or waived orally, but only by an instrument in writing signed by the parties hereto; provided that the Company and the Lockbox Agent may, with written notice to the Trustee, modify the Lockbox Procedures unless such modification has an adverse effect on the rights of the Trustee hereunder. In the event of any conflict between the provisions of this Agreement and the Lockbox Procedures, the provisions of this Agreement shall control. This Agreement shall terminate upon (i) the expiration or earlier termination of the Pooling Agreement. This Agreement may be terminated at any time by the Lockbox Agent or the Trustee upon thirty (30) days advance written notice to the other parties to this Agreement. The obligations and agreements as to payments, reimbursement and indemnification set forth in this Agreement shall survive the termination of this Agreement. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK

          IN WITNESS WHEREOF, the parties hereto have caused this [USSC] Lockbox Agreement to be duly executed and delivered as of the date first above written.

                                        UNITED STATIONERS FINANCIAL SERVICES
                                        LLC


                                        By:
                                           --------------------------------
                                        Name:
                                             ------------------------------
                                        Title:
                                              -----------------------------


                                        USS RECEIVABLES COMPANY, LTD.


                                        By:
                                           --------------------------------
                                        Name:
                                             ------------------------------
                                        Title:
                                              -----------------------------


                                        BANK ONE, NA (MAIN OFFICE CHICAGO),
                                         as TRUSTEE


                                        By:
                                           --------------------------------
                                        Name:
                                             ------------------------------
                                        Title:
                                              -----------------------------


                                        [INSERT NAME OF LOCKBOX AGENT],
                                         as Lockbox Agent


                                        By:
                                           --------------------------------
                                        Name:
                                             ------------------------------
                                        Title:
                                              -----------------------------

[ACKNOWLEDGED AND AGREED
TO AS OF THE DATE FIRST
SET FORTH ABOVE, SOLELY FOR
PURPOSES OF SECTION 1 HEREOF.


UNITED STATIONERS SUPPLY CO.


By:
   --------------------------------
Name:
     ------------------------------
Title:[                            ]
      -----------------------------

                                                                       EXHIBIT A
                                                                              to
                                                               Lockbox Agreement

ADDRESSES

COMPANY:                                UNITED STATIONERS FINANCIAL
                                        SERVICES LLC
                                        2001 Rand Road
                                        Des Plaines, Illinois 60016
                                        Telecopier No.: __________________
                                        Telephone No.: __________________
                                        Attention:  ______________________

USSRecCO:                               USS RECEIVABLES COMPANY, LTD.
                                        2200 East Golf Road
                                        Des Plaines, Illinois 60016
                                        Telecopier No.: __________________
                                        Telephone No.: __________________
                                        Attention:  Treasurer

TRUSTEE:                                BANK ONE, NA (MAIN OFFICE CHICAGO),
                                        as Trustee
                                        1 Bank One Plaza
                                        Mail Code IL1-0481
                                        Chicago, Illinois 60670
                                        Telecopier No.:  (312) 336-8840
                                        Telephone No.:  (312) 336-9803
                                        Attention:  Global Corporate Trust
                                        Services - Renee Johnson

LOCKBOX AGENT:                          ______________________________

                                        ______________________________

                                        ______________________________

                                        ______________________________
                                        Telecopier No.: (_) ___-______
                                        Telephone No.:  (_) ___-______
                                        Attention: ______________________

                                                  Exhibit B to Lockbox Agreement

LOCKBOX PROCESSING PROCEDURES
UNITED STATIONERS FINANCIAL SERVICES LLC

Lockbox Remittance Banking Section will pick up mail, including remittances, several times each day from the assigned P.O. Box.

Envelopes will be opened by the Bank and checks will be examined for regularity of date, amount, signature, and payee.

I.   Check Acceptance/Rejection

     A.   ACCEPT:

          1.   checks made payable to:

                     United Stationers/Financial/Services/(LLC)
                     USFS (LLC)
                     United Stationers/Supply/(Co.)
                     United Stationers Furniture Div.
                     USSC or USSCO
                     MicroUnited/(Inc.)
                     MicroUnited Computer Products
                     MicroUnited Business Products
                     Stationers Distribution Co.
                     SDC
                     United Facility Supply
                     Associated Stationers, Inc.
                     Associated
                     ASI
                     All Value Office Products
                     [Add as appropriate for Additional Sellers] Or any reasonable derivation of the above.

     B.   REJECT:

          1.   Stale or post dated checks.
          2.   Foreign Items.
          3.   Third party checks.

     C.   EXCEPTIONS:

          1.   No Signature.
               (a)      Add "signature guaranteed" endorsement.

               (b)      Notify the [Corporate Cash Control Assistant] at
                           (847) _________________.

          2.   Differences between the numerical and longhand amounts.

               (a) Look at invoice or remittance advice for a total that matches either the longhand or the numerical amount.

               (b) If either amount matches the invoice or remittance advice, use that amount.

               (c) If neither amount matches the invoice or remittance amount, use the longhand amount and deposit the check.

               (d) Do not call the Cash Control Assistant if both check amounts are the same but do not match the invoice or remittance advice. Process the check as is.

               (e) If there is no invoice available, use the longhand amount.

          3.   Checks bearing the notation "Paid in Full".

     Call Corporate Cash Control Assistant. Either the Corporate Cash Control Assistant, Cash Manager, or Treasurer will give authorization to either deposit or return the check.

II. All remittances in good order will be processed and deposited in batches of no more than twenty-five (25) checks.

III. The Bank will deposit the amount of these items into the appropriate United Stationers lockbox account.

IV.  All checks processed will be microfilmed and properly endorsed.

     NOTE: Microfilm will be retained by the Bank for possible future reference.

V.   Advice of Deposit

     Each day send the following deposit related information via overnight courier service:

          1.   Duplicate deposit ticket.

          2. Photocopies of each check deposited, stapled to the attached detail.

          3. Envelopes, rejects, correspondence, memos, etc. (NOTE: Please include the Federal Express envelope for all checks received via Federal Express.)

[To: UNITED STATIONERS
Attn:  Front Door Receptionist
Centralized Accounts Receivable Dept.
1661 Feehanville Suite 400
Mount Prospect, IL  60056]

VI.  Returned Items

          A. FOR ALL* CHECKS RETURNED AFTER THE FIRST PRESENTMENT. [*Includes NSF, Uncollected Funds, Stop Payment, Account Closed, Improper Endorsements, Refer to Maker, date, Signature, Other]

For all checks which are returned for the first time, the Corporate Cash Control Assistant should be notified by telephone IMMEDIATELY, regardless of the amount of the check or the reason for the return. The Corporate Cash Control Assistant's telephone number is (847) ______________.

The Corporate Cash Control Assistant will instruct the bank to either redeposit or return the item to United Stationers. The bank SHOULD NOT automatically redeposit or return any items without first notifying the Corporate Cash Control Assistant.

If your call is answered by our voice mail system, please leave the following information on the recorder (you have up to 2 minutes so please speak slowly):

          Caller's name, phone number with area code, and the bank represented, payee, reason for return, first or second return, maker, the maker's city and state, check number, check date, deposit date (or dates if check is a second return), and the makers bank.

All bankable checks (i.e. NSF, uncollected, endorsement missing) should be.

Please state whether the check will be redeposited or returned.

*NOTE: Voice mail is available 24 hours a day. If a return item comes in after 5:00 PM Central time, please leave all information as mentioned above.

     A.   NO SIGNATURE ITEMS.

After the bank has notified the Corporate Cash Control Assistant, the bank should redeposit these items with a "signature guaranteed" endorsement.

     B.   NO ENDORSEMENT BY UNITED STATIONERS.

After the bank has notified the Corporate Cash Control Assistant, the bank should guarantee the endorsement and redeposit these items.

     C.   REFER TO MAKER CHECKS.

After the bank has notified the Corporate Cash Control Assistant, the bank should return the item to United Stationers.

     D.   FOR ALL * CHECKS RETURNED AFTER THE SECOND PRESENTMENT.

[*Includes NSF, Uncollected Funds, Stop Payment, Account Closed, Improper Endorsements, Date, Signature, Other]

For ALL checks returned on the second presentment, the bank should IMMEDIATELY telephone the Corporate Cash Control Assistant regardless of the amount of the check or the reason for return.

Our voice mail is available after our regular business hours. Please leave the following information on the recording:

Caller's name, phone number with area code, and the bank represented, payee, reason for return, first or second return, maker, the maker's city and state, check number, check date, deposit date (or dates if check is a second return), and the makers bank.

     E.   AUTHORIZED ITEMS RETURNED TO UNITED STATIONERS.

ONLY after the Corporate Cash Control Assistant has approved the return of an item or the information has been left on voice mail can it be sent back to United Stationers.

The mailing address for all authorized returns is:

United Stationers Financial Services LLC
[Treasury Department]
2001 Rand Road
Des Plaines, IL  60016-1267

     F.       FOR ALL* AUTOMATED CLEARING HOUSE ITEMS.

[*Includes NSF, Uncollected Funds, Stop Payment, Account Closed, Improper Endorsements, Refer to Maker, Date, Signature, Other]

For ALL checks which are returned for the first time, the Corporate Cash Control Assistant should be notified by telephone IMMEDIATELY, regardless of the amount of the ACH or the reason for the return. The Corporate Cash Control Assistant's telephone number is (847) ___________.

As ACH items are normally redeposited immediately, whenever possible, please be sure to inform the Corporate Cash Control Assistant if the item has been redeposited or is being returned.

If your call is answered by our voice mail system, please see section A for information to leave on the recorder.

     G.   FEDERAL REGULATION CC.

All items returned outside of the guidelines specified by Regulation CC will be sent back for a "late return".

                                                                       EXHIBIT B
                                                            TO POOLING AGREEMENT


                            [Intentionally Omitted].

                                                                       EXHIBIT C
                                                            TO POOLING AGREEMENT

                         FORM OF COMPLIANCE CERTIFICATE

To:  Bank One, NA (Main Office Chicago), as Trustee and Agent

               This Compliance Certificate is furnished pursuant to that certain Second Amended and Restated Pooling Agreement, dated as of March __, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "AGREEMENT"), among USS Receivables Company, Ltd., a Cayman Islands limited liability company (the "COMPANY"), United Stationers Financial Services LLC, an Illinois limited liability company ("USFS"), in its capacity as servicer (the "SERVICER"), and Bank One, NA (Main Office Chicago), not in its individual capacity, but solely as trustee (in such capacity, the "TRUSTEE"). Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Agreement.

     THE UNDERSIGNED HEREBY CERTIFIES THAT:

     1.   I am the duly elected __________________ of the Company.

     2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Company and its Subsidiaries during the accounting period covered by the attached financial statements.

     3. The examinations described in PARAGRAPH 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Early Amortization Event or Potential Early Amortization Event during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth in PARAGRAPH 5 below.

     4. SCHEDULE I attached hereto sets forth financial data and computations evidencing the compliance with certain covenants of the Agreement, all of which data and computations are true, complete and correct.

     5. Described below are the exceptions, if any, to PARAGRAPH 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Company has taken, is taking, or proposes to take with respect to each such condition or event:

     6. As of the date hereof, the jurisdiction of organization of the Company is the Cayman Islands, the place where the Company is "located" for the purposes of Section 9-307 of the UCC is the State of Illinois, and the Company has not changed its jurisdiction of organization or its "location" for the purposes of
Section 9-307 of the UCC since the date of the Original Agreement.

     The foregoing certifications, together with the computations set forth in
SCHEDULE I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this__ day of________ ,___.


                                   ---------------------------------
                                   Name:
                                   Title:

                      SCHEDULE I TO COMPLIANCE CERTIFICATE

A. Schedule of Compliance as of _________________ ,________ with Section ___ of the Agreement.


This schedule relates to the fiscal year ended:

                                                                      Schedule 1
                                                       TO USSC POOLING AGREEMENT

                            [Intentionally Omitted].

                                                                      Schedule 2
                                                       TO USSC POOLING AGREEMENT

                                 TRUST ACCOUNTS

ACCOUNT NAME                             ACCOUNT NUMBER
Collection Account
                                         644604605 maintained at Bank
                                         One, NA (Main Office Chicago)
Series 2003-1
ACCOUNT NAME                             ACCOUNT NUMBER

USS Receivables 2003-1 Collection
Subaccount                               644604605.1

Series 2000-2
ACCOUNT NAME                             ACCOUNT NUMBER

USS Receivables 2000-2 Collection
Subaccount                               644604605.2

                                                                      Schedule 3
                                                       TO USSC POOLING AGREEMENT

ACTIONS WITH RESPECT TO CHATTEL PAPER

          Each Seller and the Servicer, in each case acting as custodian for the Company, and the Company, shall immediately take all of the following actions (in addition to all other actions set forth or reasonably requested as described in the Transaction Documents and in all documents executed in connection with the sale of an interest in the Receivables and the grant of a security interest therein to other Persons) to protect or more fully evidence the security interest granted by the Company in chattel paper evidencing Receivables pursuant to agreements and documents entered into after the Closing Date (such chattel paper being the "CHATTEL PAPER").

               (a) Wherever it is located, maintain all Chattel Paper in segregated storage cabinets, which cabinets will contain no other documents;

               (b) Conspicuously mark each such storage cabinet to indicate that the documents contained therein are Chattel Paper evidencing Receivables of the Company;

               (c) Stamp in red the original of each document constituting Chattel Paper with a legend to read as follows:

     "THIS DOCUMENT AND ALL RIGHTS HEREUNDER HAVE BEEN SOLD TO UNITED STATIONERS FINANCIAL SERVICES LLC, WHICH HAS SOLD THIS DOCUMENT AND ALL RIGHTS HEREUNDER TO USS RECEIVABLES COMPANY, LTD. AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF BANK ONE, NA (MAIN OFFICE CHICAGO), AS TRUSTEE."

or such other legend that is reasonably acceptable to the Trustee; provided that at any time that an Early Amortization Event has occurred and is continuing, such Seller or the Servicer shall, at the request of the Trustee, stamp any Chattel Paper with the above legend prior to sending it to other parties for execution.

                                                                      SCHEDULE 4
                                                       TO USSC POOLING AGREEMENT

LOCATION OF RECORDS

2200 E. Golf Road
Des Plaines, Illinois  60016
(Cook County)


CHIEF EXECUTIVE OFFICE

Same

                                                                      SCHEDULE 5
                                                       TO USSC POOLING AGREEMENT

CONTRACTUAL OBLIGATIONS

None

                                                                      SCHEDULE 6
                                                       TO USSC POOLING AGREEMENT

                              FINANCING STATEMENTS

[List to be compiled based on Termination Statements supplied by Weil.]

                                                                      SCHEDULE 7
                                                       TO USSC POOLING AGREEMENT

                         TERMINATED FINANCING STATEMENT

UCC-1 Financing Statement no. 4381619 naming United Stationers Financial Services LLC, as Seller, USS Receivables Company Ltd,., as Purchaser and The Chase Manhattan Bank, as Trustee, as assignee, filed with the Illinois Secretary of State on may 7, 2001.